UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-07205

Variable Insurance Products Fund III

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, MA 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2021

Item 1.

Reports to Stockholders

Fidelity® Variable Insurance Products:

Growth & Income Portfolio

Semi-Annual Report

June 30, 2021

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Top Ten Stocks as of June 30, 2021

% of fund's net assets
Microsoft Corp.	6.2
General Electric Co.	6.0
Wells Fargo & Co.	4.6
Exxon Mobil Corp.	4.6
Bank of America Corp.(a)	3.6
Comcast Corp. Class A	3.3
Apple, Inc.	3.1
Altria Group, Inc.	2.7
United Parcel Service, Inc. Class B	2.0
Qualcomm, Inc.	1.9
38.0

 (a) Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of June 30, 2021

% of fund's net assets
Information Technology	19.4
Financials	18.0
Industrials	17.3
Health Care	14.0
Energy	8.2

Asset Allocation (% of fund's net assets)

As of June 30, 2021 *,**
Stocks	98.2%
Bonds	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	1.7%

 * Foreign investments - 13.0%

 ** Written options - (0.0)%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Schedule of Investments June 30, 2021 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
COMMUNICATION SERVICES - 7.2%
Diversified Telecommunication Services - 0.7%
Elisa Corp. (A Shares)	29,400	$1,754,208
Verizon Communications, Inc.	234,780	13,154,723
		14,908,931
Entertainment - 2.5%
Activision Blizzard, Inc.	87,700	8,370,088
Nintendo Co. Ltd. ADR	63,900	4,634,667
The Walt Disney Co. (a)	124,200	21,830,634
Vivendi SA (b)	427,300	14,356,910
		49,192,299
Media - 4.0%
Comcast Corp. Class A	1,128,162	64,327,797
Interpublic Group of Companies, Inc.	439,000	14,263,110
		78,590,907

TOTAL COMMUNICATION SERVICES		142,692,137

CONSUMER DISCRETIONARY - 3.2%
Auto Components - 0.7%
BorgWarner, Inc. (c)	287,880	13,973,695
Automobiles - 0.2%
Harley-Davidson, Inc.	69,200	3,170,744
Hotels, Restaurants & Leisure - 0.3%
Churchill Downs, Inc.	6,000	1,189,560
Marriott International, Inc. Class A (a)	10,100	1,378,852
Starbucks Corp.	27,400	3,063,594
		5,632,006
Household Durables - 0.7%
Sony Group Corp. sponsored ADR	31,400	3,052,708
Whirlpool Corp. (c)	52,600	11,467,852
		14,520,560
Specialty Retail - 1.2%
Lowe's Companies, Inc.	120,417	23,357,285
Textiles, Apparel & Luxury Goods - 0.1%
Puma AG	17,402	2,074,791
Tapestry, Inc. (a)	900	39,132
		2,113,923

TOTAL CONSUMER DISCRETIONARY		62,768,213

CONSUMER STAPLES - 6.7%
Beverages - 2.1%
Anheuser-Busch InBev SA NV ADR	36,300	2,613,963
Diageo PLC sponsored ADR	50,100	9,603,669
Keurig Dr. Pepper, Inc.	157,300	5,543,252
Pernod Ricard SA	16,000	3,551,558
Remy Cointreau SA	9,368	1,933,921
The Coca-Cola Co.	346,453	18,746,572
		41,992,935
Food & Staples Retailing - 0.7%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	11,500	422,576
Costco Wholesale Corp.	1,400	553,938
Sysco Corp.	154,800	12,035,700
Walmart, Inc.	4,200	592,284
		13,604,498
Food Products - 0.2%
Lamb Weston Holdings, Inc.	41,100	3,315,126
Household Products - 0.4%
Colgate-Palmolive Co.	18,600	1,513,110
Energizer Holdings, Inc.	22,100	949,858
Procter & Gamble Co.	6,300	850,059
Spectrum Brands Holdings, Inc.	56,900	4,838,776
		8,151,803
Tobacco - 3.3%
Altria Group, Inc.	1,125,700	53,673,376
British American Tobacco PLC sponsored ADR	215,600	8,475,236
Swedish Match Co. AB	335,500	2,861,008
		65,009,620

TOTAL CONSUMER STAPLES		132,073,982

ENERGY - 8.2%
Oil, Gas & Consumable Fuels - 8.2%
Canadian Natural Resources Ltd.	106,300	3,858,906
Cenovus Energy, Inc.	7,000	67,060
Cenovus Energy, Inc. (Canada)	1,744,304	16,688,807
Exxon Mobil Corp.	1,432,600	90,368,408
Hess Corp.	324,400	28,326,608
Imperial Oil Ltd.	90,300	2,752,125
Kosmos Energy Ltd. (a)	1,165,730	4,033,426
Magellan Midstream Partners LP	109,100	5,336,081
Phillips 66 Co.	111,200	9,543,184
		160,974,605
FINANCIALS - 18.0%
Banks - 12.6%
Bank of America Corp. (c)	1,705,812	70,330,629
JPMorgan Chase & Co.	139,232	21,656,145
M&T Bank Corp.	30,800	4,475,548
PNC Financial Services Group, Inc.	139,872	26,681,983
Truist Financial Corp.	355,104	19,708,272
U.S. Bancorp	263,198	14,994,390
Wells Fargo & Co.	2,013,779	91,204,051
		249,051,018
Capital Markets - 3.6%
Brookfield Asset Management, Inc. Class A	79,545	4,055,204
KKR & Co. LP	137,593	8,151,009
Morgan Stanley	90,883	8,333,062
Northern Trust Corp.	207,845	24,031,039
Raymond James Financial, Inc.	68,500	8,898,150
S&P Global, Inc.	300	123,135
State Street Corp. (c)	210,279	17,301,756
		70,893,355
Consumer Finance - 0.5%
Discover Financial Services	78,400	9,273,936
Insurance - 0.9%
American Financial Group, Inc.	10,500	1,309,560
Brookfield Asset Management Reinsurance Partners Ltd. (a)	548	28,507
Chubb Ltd.	34,800	5,531,112
Marsh & McLennan Companies, Inc.	43,142	6,069,217
Old Republic International Corp.	47,100	1,173,261
The Travelers Companies, Inc.	23,100	3,458,301
		17,569,958
Thrifts & Mortgage Finance - 0.4%
Essent Group Ltd.	63,400	2,849,830
Radian Group, Inc.	191,850	4,268,663
		7,118,493

TOTAL FINANCIALS		353,906,760

HEALTH CARE - 13.6%
Biotechnology - 0.2%
AbbVie, Inc.	34,100	3,841,024
Intercept Pharmaceuticals, Inc. (a)	48,358	965,709
		4,806,733
Health Care Equipment & Supplies - 1.5%
Abbott Laboratories	11,700	1,356,381
Becton, Dickinson & Co.	25,576	6,219,827
Boston Scientific Corp. (a)	318,800	13,631,888
Danaher Corp.	8,600	2,307,896
GN Store Nord A/S	12,500	1,091,888
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.) (b)	73,582	3,657,025
Sonova Holding AG Class B	6,040	2,271,732
		30,536,637
Health Care Providers & Services - 5.6%
AmerisourceBergen Corp. (c)	38,510	4,409,010
Cardinal Health, Inc.	203,200	11,600,688
Cigna Corp.	93,690	22,211,088
CVS Health Corp.	294,964	24,611,796
Humana, Inc.	2,900	1,283,888
McKesson Corp.	104,488	19,982,285
UDG Healthcare PLC (United Kingdom)	47,400	700,926
UnitedHealth Group, Inc.	63,700	25,508,028
		110,307,709
Pharmaceuticals - 6.3%
Bayer AG	303,833	18,471,598
Bristol-Myers Squibb Co.	560,900	37,479,338
Eli Lilly & Co.	21,900	5,026,488
GlaxoSmithKline PLC sponsored ADR	516,594	20,570,773
Johnson & Johnson	189,159	31,162,054
Sanofi SA sponsored ADR	91,200	4,802,592
UCB SA	51,000	5,331,322
Viatris, Inc.	22,500	321,525
		123,165,690

TOTAL HEALTH CARE		268,816,769

INDUSTRIALS - 17.3%
Aerospace & Defense - 2.3%
Airbus Group NV (a)	43,800	5,643,755
General Dynamics Corp.	35,800	6,739,708
Huntington Ingalls Industries, Inc.	28,000	5,901,000
MTU Aero Engines AG	10,900	2,699,965
Raytheon Technologies Corp.	48,987	4,179,081
Safran SA	22,400	3,108,738
The Boeing Co. (a)	75,300	18,038,868
		46,311,115
Air Freight & Logistics - 2.5%
DSV Panalpina A/S	6,200	1,445,884
Expeditors International of Washington, Inc.	2,095	265,227
FedEx Corp. (c)	26,000	7,756,580
United Parcel Service, Inc. Class B	191,072	39,737,244
		49,204,935
Airlines - 0.0%
Copa Holdings SA Class A (a)	200	15,066
Building Products - 0.4%
A.O. Smith Corp.	16,700	1,203,402
Johnson Controls International PLC	99,600	6,835,548
		8,038,950
Commercial Services & Supplies - 0.5%
Healthcare Services Group, Inc. (b)	188,500	5,950,945
HNI Corp.	29,000	1,275,130
Interface, Inc.	124,400	1,903,320
Ritchie Bros. Auctioneers, Inc.	4,000	237,141
		9,366,536
Electrical Equipment - 1.3%
Acuity Brands, Inc.	26,300	4,918,889
Hubbell, Inc. Class B	33,679	6,292,584
Rockwell Automation, Inc.	5,100	1,458,702
Vertiv Holdings LLC (a)(d)	441,500	12,052,950
		24,723,125
Industrial Conglomerates - 6.3%
3M Co.	36,100	7,170,543
General Electric Co.	8,752,650	117,810,669
		124,981,212
Machinery - 2.1%
Allison Transmission Holdings, Inc.	62,900	2,499,646
Caterpillar, Inc. (c)	15,600	3,395,028
Cummins, Inc.	14,000	3,413,340
Donaldson Co., Inc.	148,600	9,440,558
Epiroc AB (A Shares)	54,400	1,238,343
Flowserve Corp.	82,900	3,342,528
Fortive Corp.	59,100	4,121,634
Kardex AG	1,700	393,191
Nordson Corp.	23,200	5,092,632
Otis Worldwide Corp.	22,643	1,851,518
Stanley Black & Decker, Inc.	15,400	3,156,846
Westinghouse Air Brake Co.	46,521	3,828,678
		41,773,942
Professional Services - 0.5%
Equifax, Inc.	16,100	3,856,111
RELX PLC (London Stock Exchange)	196,688	5,221,187
Robert Half International, Inc.	2,600	231,322
		9,308,620
Road & Rail - 0.5%
Knight-Swift Transportation Holdings, Inc. Class A	210,038	9,548,327
Trading Companies & Distributors - 0.9%
Brenntag AG	8,900	827,580
Fastenal Co.	32,300	1,679,600
MSC Industrial Direct Co., Inc. Class A	2,000	179,460
Watsco, Inc.	50,092	14,358,371
		17,045,011

TOTAL INDUSTRIALS		340,316,839

INFORMATION TECHNOLOGY - 19.4%
Electronic Equipment & Components - 0.3%
CDW Corp.	26,300	4,593,295
Vontier Corp.	48,840	1,591,207
		6,184,502
IT Services - 4.3%
Amadeus IT Holding SA Class A (a)	136,700	9,615,299
DXC Technology Co. (a)	29,500	1,148,730
Edenred SA	96,900	5,520,905
Fidelity National Information Services, Inc.	109,200	15,470,364
Genpact Ltd.	141,200	6,414,716
IBM Corp.	49,700	7,285,523
MasterCard, Inc. Class A	6,700	2,446,103
Unisys Corp. (a)	210,696	5,332,716
Visa, Inc. Class A	135,276	31,630,234
		84,864,590
Semiconductors & Semiconductor Equipment - 4.0%
Analog Devices, Inc.	38,200	6,576,512
Applied Materials, Inc.	33,900	4,827,360
Intel Corp.	181,000	10,161,340
Lam Research Corp.	6,000	3,904,200
Marvell Technology, Inc.	85,500	4,987,215
NXP Semiconductors NV	53,000	10,903,160
Qualcomm, Inc.	263,761	37,699,360
		79,059,147
Software - 7.5%
Microsoft Corp.	446,218	120,880,457
Open Text Corp.	42,600	2,163,335
SAP SE sponsored ADR (b)	140,600	19,748,676
Temenos Group AG	29,740	4,776,400
		147,568,868
Technology Hardware, Storage & Peripherals - 3.3%
Apple, Inc.	442,632	60,622,879
Samsung Electronics Co. Ltd.	41,980	2,998,041
		63,620,920

TOTAL INFORMATION TECHNOLOGY		381,298,027

MATERIALS - 2.2%
Chemicals - 0.9%
DuPont de Nemours, Inc.	185,400	14,351,814
PPG Industries, Inc.	22,500	3,819,825
		18,171,639
Metals & Mining - 1.3%
BHP Group Ltd. sponsored ADR (b)	151,300	11,019,179
First Quantum Minerals Ltd.	161,900	3,731,432
Freeport-McMoRan, Inc.	280,800	10,420,488
Lundin Mining Corp.	3,700	33,370
		25,204,469

TOTAL MATERIALS		43,376,108

REAL ESTATE - 1.2%
Equity Real Estate Investment Trusts (REITs) - 1.2%
American Tower Corp.	32,800	8,860,592
CoreSite Realty Corp.	22,900	3,082,340
Equinix, Inc.	200	160,520
Public Storage	700	210,483
Simon Property Group, Inc.	87,200	11,377,856
		23,691,791
UTILITIES - 0.9%
Electric Utilities - 0.7%
Duke Energy Corp.	28,100	2,774,032
Entergy Corp.	34,900	3,479,530
Exelon Corp.	37,000	1,639,470
Southern Co. (c)	90,400	5,470,104
		13,363,136
Multi-Utilities - 0.2%
CenterPoint Energy, Inc.	67,200	1,647,744
Sempra Energy	17,900	2,371,392
		4,019,136

TOTAL UTILITIES		17,382,272

TOTAL COMMON STOCKS
(Cost $1,200,937,127)		1,927,297,503

Convertible Preferred Stocks - 0.3%
HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.3%
Becton, Dickinson & Co. 6.50%	40,000	2,139,200
Boston Scientific Corp. Series A, 5.50%	23,900	2,758,060
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $4,390,000)		4,897,260
	Principal Amount	Value

Convertible Bonds - 0.1%
HEALTH CARE - 0.1%
Biotechnology - 0.1%
Intercept Pharmaceuticals, Inc. 2% 5/15/26 (Cost $2,504,442)	3,194,000	2,118,006
	Shares	Value

Money Market Funds - 3.5%
Fidelity Cash Central Fund 0.06% (e)	32,446,589	32,453,079
Fidelity Securities Lending Cash Central Fund 0.06% (e)(f)	37,350,633	37,354,368
TOTAL MONEY MARKET FUNDS
(Cost $69,807,447)		69,807,447
TOTAL INVESTMENT IN SECURITIES - 101.8%
(Cost $1,277,639,016)		2,004,120,216
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(36,343,439)
NET ASSETS - 100%		$1,967,776,777

Written Options
	Counterparty	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Call Options
AmerisourceBergen Corp.	Chicago Board Options Exchange	172	$1,969,228	$125.00	8/20/21	$(18,060)
AmerisourceBergen Corp.	Chicago Board Options Exchange	172	1,969,228	130.00	8/20/21	(13,330)
Bank of America Corp.	Chicago Board Options Exchange	1,680	6,926,640	46.00	8/20/21	(44,520)
BorgWarner, Inc.	Chicago Board Options Exchange	578	2,805,612	55.00	7/16/21	(1,445)
Caterpillar, Inc.	Chicago Board Options Exchange	35	761,705	250.00	7/16/21	(788)
FedEx Corp.	Chicago Board Options Exchange	90	2,684,970	350.00	8/20/21	(8,820)
Southern Co.	Chicago Board Options Exchange	86	520,386	70.00	8/20/21	(430)
State Street Corp.	Chicago Board Options Exchange	524	4,311,472	95.00	8/20/21	(14,410)
Whirlpool Corp.	Chicago Board Options Exchange	69	1,504,338	250.00	9/17/21	(16,905)
Whirlpool Corp.	Chicago Board Options Exchange	69	1,504,338	260.00	9/17/21	(11,040)
TOTAL WRITTEN OPTIONS						$(129,748)

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $24,957,917.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $12,052,950 or 0.6% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Vertiv Holdings LLC	2/6/20	$4,415,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$3,761
Fidelity Securities Lending Cash Central Fund	82,100
Total	$85,861

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$8,194,193	$107,927,092	$83,668,151	$(55)	$--	$32,453,079	0.1%
Fidelity Securities Lending Cash Central Fund 0.06%	30,888,660	170,537,849	164,072,141	--	--	37,354,368	0.1%
Total	$39,082,853	$278,464,941	$247,740,292	$(55)	$--	$69,807,447

Investment Valuation

The following is a summary of the inputs used, as of June 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$142,692,137	$128,335,227	$14,356,910	$--
Consumer Discretionary	62,768,213	62,768,213	--	--
Consumer Staples	132,073,982	132,073,982	--	--
Energy	160,974,605	160,974,605	--	--
Financials	353,906,760	353,906,760	--	--
Health Care	273,714,029	250,345,171	23,368,858	--
Industrials	340,316,839	330,326,003	9,990,836	--
Information Technology	381,298,027	381,298,027	--	--
Materials	43,376,108	43,376,108	--	--
Real Estate	23,691,791	23,691,791	--	--
Utilities	17,382,272	17,382,272	--	--
Corporate Bonds	2,118,006	--	2,118,006	--
Money Market Funds	69,807,447	69,807,447	--	--
Total Investments in Securities:	$2,004,120,216	$1,954,285,606	$49,834,610	$--
Derivative Instruments:
Liabilities
Written Options	$(129,748)	$(129,748)	$--	$--
Total Liabilities	$(129,748)	$(129,748)	$--	$--
Total Derivative Instruments:	$(129,748)	$(129,748)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of June 30, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Written Options(a)	$0	$(129,748)
Total Equity Risk	0	(129,748)
Total Value of Derivatives	$0	$(129,748)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.0%
United Kingdom	2.3%
Germany	2.2%
Canada	1.7%
France	1.7%
Netherlands	1.1%
Others (Individually Less Than 1%)	4.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		June 30, 2021 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $35,942,856) — See accompanying schedule: Unaffiliated issuers (cost $1,207,831,569)	$1,934,312,769
Fidelity Central Funds (cost $69,807,447)	69,807,447
Total Investment in Securities (cost $1,277,639,016)		$2,004,120,216
Cash		8,910
Foreign currency held at value (cost $21,384)		21,384
Receivable for fund shares sold		1,228,208
Dividends receivable		2,848,402
Interest receivable		8,162
Distributions receivable from Fidelity Central Funds		27,470
Other receivables		12,303
Total assets		2,008,275,055
Liabilities
Payable for investments purchased	$977,658
Payable for fund shares redeemed	894,498
Accrued management fee	693,682
Distribution and service plan fees payable	229,529
Written options, at value (premium received $721,980)	129,748
Other affiliated payables	175,969
Other payables and accrued expenses	43,336
Collateral on securities loaned	37,353,858
Total liabilities		40,498,278
Net Assets		$1,967,776,777
Net Assets consist of:
Paid in capital		$1,200,589,264
Total accumulated earnings (loss)		767,187,513
Net Assets		$1,967,776,777
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($431,301,926 ÷ 16,624,513 shares)		$25.94
Service Class:
Net Asset Value, offering price and redemption price per share ($131,749,728 ÷ 5,137,705 shares)		$25.64
Service Class 2:
Net Asset Value, offering price and redemption price per share ($1,058,596,147 ÷ 42,079,991 shares)		$25.16
Investor Class:
Net Asset Value, offering price and redemption price per share ($346,128,976 ÷ 13,415,024 shares)		$25.80

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended June 30, 2021 (Unaudited)
Investment Income
Dividends		$20,056,341
Interest		87,009
Income from Fidelity Central Funds (including $82,100 from security lending)		85,861
Total income		20,229,211
Expenses
Management fee	$3,910,536
Transfer agent fees	705,132
Distribution and service plan fees	1,291,020
Accounting fees	280,935
Custodian fees and expenses	19,636
Independent trustees' fees and expenses	2,992
Audit	27,276
Legal	3,474
Interest	943
Miscellaneous	4,479
Total expenses before reductions	6,246,423
Expense reductions	(36,347)
Total expenses after reductions		6,210,076
Net investment income (loss)		14,019,135
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $31,812)	29,493,871
Fidelity Central Funds	(55)
Foreign currency transactions	2,952
Written options	1,888,646
Total net realized gain (loss)		31,385,414
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $11,333)	273,719,526
Assets and liabilities in foreign currencies	(10,775)
Written options	536,675
Total change in net unrealized appreciation (depreciation)		274,245,426
Net gain (loss)		305,630,840
Net increase (decrease) in net assets resulting from operations		$319,649,975

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended June 30, 2021 (Unaudited)	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,019,135	$29,455,166
Net realized gain (loss)	31,385,414	45,665,304
Change in net unrealized appreciation (depreciation)	274,245,426	55,004,630
Net increase (decrease) in net assets resulting from operations	319,649,975	130,125,100
Distributions to shareholders	(50,861,933)	(102,686,211)
Share transactions - net increase (decrease)	14,160,309	98,890,002
Total increase (decrease) in net assets	282,948,351	126,328,891
Net Assets
Beginning of period	1,684,828,426	1,558,499,535
End of period	$1,967,776,777	$1,684,828,426

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Growth & Income Portfolio Initial Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$22.36	$22.17	$19.38	$22.71	$20.15	$18.88
Income from Investment Operations
Net investment income (loss)A	.20	.42	.46	.46	.38	.35
Net realized and unrealized gain (loss)	4.06	1.23	4.91	(2.42)	2.96	2.38
Total from investment operations	4.26	1.65	5.37	(1.96)	3.34	2.73
Distributions from net investment income	(.08)	(.42)	(.77)B	(.08)	(.28)	(.32)
Distributions from net realized gain	(.60)	(1.03)	(1.81)B	(1.29)	(.51)	(1.14)
Total distributions	(.68)	(1.46)C	(2.58)	(1.37)	(.78)C	(1.46)
Net asset value, end of period	$25.94	$22.36	$22.17	$19.38	$22.71	$20.15
Total ReturnD,E,F	19.51%	7.85%	30.05%	(8.98)%	16.90%	16.08%
Ratios to Average Net AssetsG,H
Expenses before reductions	.53%I	.54%	.54%	.55%	.55%	.56%
Expenses net of fee waivers, if any	.53%I	.54%	.54%	.54%	.55%	.56%
Expenses net of all reductions	.52%I	.53%	.54%	.54%	.55%	.56%
Net investment income (loss)	1.68%I	2.18%	2.27%	2.08%	1.78%	1.91%
Supplemental Data
Net assets, end of period (000 omitted)	$431,302	$377,942	$358,103	$361,868	$433,702	$375,639
Portfolio turnover rateJ	16%I	26%	34%	41%	35%	34%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Growth & Income Portfolio Service Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$22.12	$21.95	$19.21	$22.52	$19.99	$18.75
Income from Investment Operations
Net investment income (loss)A	.19	.40	.44	.43	.35	.33
Net realized and unrealized gain (loss)	4.01	1.21	4.87	(2.39)	2.94	2.35
Total from investment operations	4.20	1.61	5.31	(1.96)	3.29	2.68
Distributions from net investment income	(.08)	(.40)	(.75)B	(.06)	(.25)	(.31)
Distributions from net realized gain	(.60)	(1.03)	(1.81)B	(1.29)	(.51)	(1.14)
Total distributions	(.68)	(1.44)C	(2.57)C	(1.35)	(.76)	(1.44)C
Net asset value, end of period	$25.64	$22.12	$21.95	$19.21	$22.52	$19.99
Total ReturnD,E,F	19.43%	7.74%	29.94%	(9.07)%	16.77%	15.94%
Ratios to Average Net AssetsG,H
Expenses before reductions	.63%I	.64%	.64%	.65%	.65%	.66%
Expenses net of fee waivers, if any	.63%I	.64%	.64%	.64%	.65%	.66%
Expenses net of all reductions	.62%I	.63%	.64%	.64%	.65%	.66%
Net investment income (loss)	1.58%I	2.08%	2.17%	1.98%	1.68%	1.81%
Supplemental Data
Net assets, end of period (000 omitted)	$131,750	$115,376	$118,198	$101,089	$125,661	$119,952
Portfolio turnover rateJ	16%I	26%	34%	41%	35%	34%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Growth & Income Portfolio Service Class 2

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$21.72	$21.58	$18.94	$22.22	$19.74	$18.54
Income from Investment Operations
Net investment income (loss)A	.17	.37	.40	.39	.32	.30
Net realized and unrealized gain (loss)	3.94	1.18	4.78	(2.35)	2.90	2.33
Total from investment operations	4.11	1.55	5.18	(1.96)	3.22	2.63
Distributions from net investment income	(.07)	(.38)	(.73)B	(.04)	(.23)	(.29)
Distributions from net realized gain	(.60)	(1.03)	(1.81)B	(1.28)	(.51)	(1.14)
Total distributions	(.67)	(1.41)	(2.54)	(1.32)	(.74)	(1.43)
Net asset value, end of period	$25.16	$21.72	$21.58	$18.94	$22.22	$19.74
Total ReturnC,D,E	19.39%	7.59%	29.68%	(9.19)%	16.61%	15.81%
Ratios to Average Net AssetsF,G
Expenses before reductions	.78%H	.79%	.79%	.80%	.80%	.81%
Expenses net of fee waivers, if any	.77%H	.79%	.79%	.79%	.80%	.81%
Expenses net of all reductions	.77%H	.78%	.79%	.79%	.80%	.81%
Net investment income (loss)	1.43%H	1.93%	2.02%	1.83%	1.53%	1.66%
Supplemental Data
Net assets, end of period (000 omitted)	$1,058,596	$908,013	$790,495	$527,879	$546,278	$356,194
Portfolio turnover rateI	16%H	26%	34%	41%	35%	34%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns for periods of less than one year are not annualized.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Growth & Income Portfolio Investor Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$22.25	$22.07	$19.30	$22.62	$20.07	$18.82
Income from Investment Operations
Net investment income (loss)A	.19	.41	.44	.44	.36	.33
Net realized and unrealized gain (loss)	4.04	1.21	4.90	(2.41)	2.96	2.37
Total from investment operations	4.23	1.62	5.34	(1.97)	3.32	2.70
Distributions from net investment income	(.08)	(.41)	(.75)B	(.06)	(.26)	(.31)
Distributions from net realized gain	(.60)	(1.03)	(1.81)B	(1.29)	(.51)	(1.14)
Total distributions	(.68)	(1.44)	(2.57)C	(1.35)	(.77)	(1.45)
Net asset value, end of period	$25.80	$22.25	$22.07	$19.30	$22.62	$20.07
Total ReturnD,E,F	19.45%	7.76%	29.97%	(9.05)%	16.83%	15.96%
Ratios to Average Net AssetsG,H
Expenses before reductions	.60%I	.61%	.62%	.62%	.63%	.64%
Expenses net of fee waivers, if any	.60%I	.61%	.62%	.62%	.63%	.64%
Expenses net of all reductions	.60%I	.61%	.62%	.62%	.63%	.64%
Net investment income (loss)	1.60%I	2.10%	2.19%	2.01%	1.70%	1.83%
Supplemental Data
Net assets, end of period (000 omitted)	$346,129	$283,497	$291,704	$258,292	$320,793	$278,661
Portfolio turnover rateJ	16%I	26%	34%	41%	35%	34%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended June 30, 2021

1. Organization.

VIP Growth & Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of June 30, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$769,661,241
Gross unrealized depreciation	(48,382,313)
Net unrealized appreciation (depreciation)	$721,278,928
Tax cost	$1,283,433,520

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options" and are representative of volume of activity during the period.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Growth & Income Portfolio	143,172,843	188,064,736

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .43% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$62,815
Service Class 2	1,228,205
$1,291,020

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Initial Class	$130,581.06
Service Class	39,937.06
Service Class 2	312,376.06
Investor Class	222,238.14
	$705,132

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
VIP Growth & Income Portfolio	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Growth & Income Portfolio	$3,183

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Growth & Income Portfolio	Borrower	$18,171,500.31%		$943

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
VIP Growth & Income Portfolio	11,014,368	15,382,707

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Growth & Income Portfolio	$1,665

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Growth & Income Portfolio	$8,923	$–	$–

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $33,858 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2,489.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended June 30, 2021	Year ended December 31, 2020
VIP Growth & Income Portfolio
Distributions to shareholders
Initial Class	$11,481,882	$23,820,213
Service Class	3,490,004	7,568,632
Service Class 2	27,318,313	52,427,068
Investor Class	8,571,734	18,870,298
Total	$50,861,933	$102,686,211

11. Share Transactions.

Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Six months ended June 30, 2021	Year ended December 31, 2020	Six months ended June 30, 2021	Year ended December 31, 2020
VIP Growth & Income Portfolio
Initial Class
Shares sold	1,470,476	4,431,851	$35,629,920	$84,585,498
Reinvestment of distributions	508,949	1,120,957	11,481,882	23,820,213
Shares redeemed	(2,254,492)	(4,806,114)	(54,112,293)	(93,599,673)
Net increase (decrease)	(275,067)	746,694	$(7,000,491)	$14,806,038
Service Class
Shares sold	47,997	194,351	$1,167,784	$3,612,761
Reinvestment of distributions	156,432	360,081	3,490,004	7,568,632
Shares redeemed	(282,427)	(724,655)	(6,749,590)	(13,854,349)
Net increase (decrease)	(77,998)	(170,223)	$(2,091,802)	$(2,672,956)
Service Class 2
Shares sold	3,280,836	7,576,371	$77,815,475	$134,274,373
Reinvestment of distributions	1,247,412	2,537,601	27,318,313	52,427,068
Shares redeemed	(4,245,437)	(4,942,164)	(98,404,981)	(92,856,140)
Net increase (decrease)	282,811	5,171,808	$6,728,807	$93,845,301
Investor Class
Shares sold	1,405,110	2,085,858	$34,454,222	$39,525,615
Reinvestment of distributions	381,985	892,615	8,571,734	18,870,298
Shares redeemed	(1,113,212)	(3,457,444)	(26,502,161)	(65,484,294)
Net increase (decrease)	673,883	(478,971)	$16,523,795	$(7,088,381)

12. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders each were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP Growth & Income Portfolio	21%	2	52%

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2021 to June 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period-B January 1, 2021 to June 30, 2021
VIP Growth & Income Portfolio
Initial Class	.53%
Actual		$1,000.00	$1,195.10	$2.88
Hypothetical-C		$1,000.00	$1,022.17	$2.66
Service Class	.63%
Actual		$1,000.00	$1,194.30	$3.43
Hypothetical-C		$1,000.00	$1,021.67	$3.16
Service Class 2.77%
Actual		$1,000.00	$1,193.90	$4.19
Hypothetical-C		$1,000.00	$1,020.98	$3.86
Investor Class	.60%
Actual		$1,000.00	$1,194.50	$3.26
Hypothetical-C		$1,000.00	$1,021.82	$3.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth & Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

Approval of Stub Period Continuation. At its January 2021 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP Growth & Income Portfolio

The Board considered the fund's underperformance for different time periods ended September 30, 2020 and for different time periods ended December 31, 2020 (which periods are not reflected in the chart above). The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; and attribution reports on contributors to the fund's underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

VIP Growth & Income Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of Initial Class ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

VIPGI-SANN-0821
1.705698.123

Fidelity® Variable Insurance Products:

Dynamic Capital Appreciation Portfolio

Semi-Annual Report

June 30, 2021

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Top Ten Stocks as of June 30, 2021

% of fund's net assets
Microsoft Corp.	8.7
Alphabet, Inc. Class A	4.9
UnitedHealth Group, Inc.	4.1
Amazon.com, Inc.	3.6
NVIDIA Corp.	3.1
Apple, Inc.	2.5
Adobe, Inc.	2.5
Facebook, Inc. Class A	2.2
Alphabet, Inc. Class C	2.0
Qualcomm, Inc.	2.0
35.6

Top Five Market Sectors as of June 30, 2021

% of fund's net assets
Information Technology	29.5
Health Care	15.4
Industrials	15.3
Communication Services	14.3
Consumer Discretionary	9.4

Asset Allocation (% of fund's net assets)

As of June 30, 2021*
Stocks	100.0%

 * Foreign investments - 19.1%

Schedule of Investments June 30, 2021 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
COMMUNICATION SERVICES - 14.3%
Diversified Telecommunication Services - 0.9%
Cellnex Telecom SA (a)	34,415	$2,192,184
Entertainment - 1.4%
Take-Two Interactive Software, Inc. (b)	7,500	1,327,650
Warner Music Group Corp. Class A	54,000	1,946,160
		3,273,810
Interactive Media & Services - 11.4%
Alphabet, Inc.:
Class A (b)	4,705	11,488,622
Class C (b)	1,844	4,621,654
Facebook, Inc. Class A (b)	14,600	5,076,566
Snap, Inc. Class A (b)	5,200	354,328
Tencent Holdings Ltd.	60,300	4,540,138
Tongdao Liepin Group (b)	102,800	237,527
Zoominfo Technologies, Inc.	10,300	537,351
		26,856,186
Media - 0.6%
Cable One, Inc.	655	1,252,891

TOTAL COMMUNICATION SERVICES		33,575,071

CONSUMER DISCRETIONARY - 9.4%
Automobiles - 0.7%
Ferrari NV	7,600	1,565,980
Diversified Consumer Services - 0.7%
Laureate Education, Inc. Class A (b)	117,700	1,707,827
Hotels, Restaurants & Leisure - 0.5%
Airbnb, Inc. Class A	2,300	352,222
Dalata Hotel Group PLC (b)	27,000	122,778
Flutter Entertainment PLC (b)	4,600	836,440
		1,311,440
Household Durables - 0.9%
D.R. Horton, Inc.	13,700	1,238,069
NVR, Inc. (b)	105	522,197
Toll Brothers, Inc.	7,900	456,699
		2,216,965
Internet & Direct Marketing Retail - 5.0%
Alibaba Group Holding Ltd. sponsored ADR (b)	13,900	3,152,242
Amazon.com, Inc. (b)	2,445	8,411,191
Coupang, Inc. Class A (b)(c)	1,800	75,276
Pinduoduo, Inc. ADR (b)	700	88,914
		11,727,623
Multiline Retail - 0.1%
Dollarama, Inc.	5,100	233,441
Specialty Retail - 0.1%
Mister Car Wash, Inc.	6,900	148,557
Textiles, Apparel & Luxury Goods - 1.4%
LVMH Moet Hennessy Louis Vuitton SE	1,600	1,258,651
LVMH Moet Hennessy Louis Vuitton SE	1,000	790,080
Prada SpA	107,900	819,225
Samsonite International SA (a)(b)	213,900	437,481
		3,305,437

TOTAL CONSUMER DISCRETIONARY		22,217,270

CONSUMER STAPLES - 4.4%
Beverages - 1.4%
Kweichow Moutai Co. Ltd. (A Shares)	2,023	644,351
Monster Beverage Corp. (b)	30,400	2,777,040
		3,421,391
Household Products - 2.4%
Energizer Holdings, Inc. (c)	35,400	1,521,492
Reckitt Benckiser Group PLC	27,395	2,420,354
The Clorox Co.	9,000	1,619,190
		5,561,036
Tobacco - 0.6%
Swedish Match Co. AB	171,000	1,458,219

TOTAL CONSUMER STAPLES		10,440,646

ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Reliance Industries Ltd.	8,200	232,735
FINANCIALS - 7.3%
Banks - 1.5%
Comerica, Inc.	13,900	991,626
HDFC Bank Ltd. sponsored ADR (b)	7,500	548,400
M&T Bank Corp.	8,600	1,249,666
Wintrust Financial Corp.	8,800	665,544
		3,455,236
Capital Markets - 2.9%
BlackRock, Inc. Class A	950	831,222
CME Group, Inc.	10,800	2,296,944
Franklin Resources, Inc.	29,900	956,501
Morningstar, Inc.	5,300	1,362,683
MSCI, Inc.	700	373,156
S&P Global, Inc.	300	123,135
T. Rowe Price Group, Inc.	4,100	811,677
		6,755,318
Consumer Finance - 1.0%
Capital One Financial Corp.	15,300	2,366,757
Insurance - 1.9%
American Financial Group, Inc.	9,300	1,159,896
American International Group, Inc.	13,600	647,360
Arthur J. Gallagher & Co.	18,900	2,647,512
BRP Group, Inc. (b)	3,700	98,605
		4,553,373

TOTAL FINANCIALS		17,130,684

HEALTH CARE - 15.4%
Biotechnology - 3.0%
Adamas Pharmaceuticals, Inc. (b)	50,000	264,000
Alnylam Pharmaceuticals, Inc. (b)	2,200	372,944
Applied Therapeutics, Inc. (b)	10,000	207,800
BioNTech SE ADR (b)	1,300	291,044
Evelo Biosciences, Inc. (b)	1,600	21,984
Exelixis, Inc. (b)	9,200	167,624
Gamida Cell Ltd. (b)	38,300	245,503
Hookipa Pharma, Inc. (b)	8,300	76,028
Innovent Biologics, Inc. (a)(b)	36,000	419,845
Prelude Therapeutics, Inc.	800	22,904
Regeneron Pharmaceuticals, Inc. (b)	6,300	3,518,802
Rubius Therapeutics, Inc. (b)	6,100	148,901
Seres Therapeutics, Inc. (b)	4,500	107,325
Synlogic, Inc. (b)	29,400	114,366
Vertex Pharmaceuticals, Inc. (b)	3,100	625,053
Vor Biopharma, Inc. (b)	100	1,865
Vor Biopharma, Inc.	11,384	201,696
XOMA Corp. (b)	6,200	210,800
		7,018,484
Health Care Equipment & Supplies - 2.6%
Axonics Modulation Technologies, Inc. (b)	2,600	164,866
Danaher Corp.	6,700	1,798,012
Edwards Lifesciences Corp. (b)	10,400	1,077,128
Insulet Corp. (b)	400	109,804
Intuitive Surgical, Inc. (b)	2,000	1,839,280
Medacta Group SA (a)(b)	370	48,547
Nevro Corp. (b)	1,500	248,685
Outset Medical, Inc.	3,100	154,938
Penumbra, Inc. (b)	2,400	657,744
		6,099,004
Health Care Providers & Services - 4.7%
Guardant Health, Inc. (b)	2,000	248,380
HealthEquity, Inc. (b)	11,100	893,328
Option Care Health, Inc. (b)	11,000	240,570
UnitedHealth Group, Inc.	24,100	9,650,604
		11,032,882
Health Care Technology - 0.6%
agilon health, Inc. (b)	4,900	198,793
Certara, Inc.	4,200	118,986
Doximity, Inc.	400	23,280
MultiPlan Corp. (d)	32,914	313,341
MultiPlan Corp.:
warrants (b)(d)	1,629	5,037
Class A (b)(c)	13,700	130,424
Schrodinger, Inc. (b)	1,000	75,610
Simulations Plus, Inc. (c)	2,000	109,820
Veeva Systems, Inc. Class A (b)	1,300	404,235
		1,379,526
Life Sciences Tools & Services - 0.9%
10X Genomics, Inc. (b)	1,500	293,730
Berkeley Lights, Inc. (b)	4,700	210,607
Bio-Techne Corp.	500	225,130
Bruker Corp.	16,200	1,230,876
Codexis, Inc. (b)	9,000	203,940
Nanostring Technologies, Inc. (b)	500	32,395
Olink Holding AB ADR (b)	800	27,536
		2,224,214
Pharmaceuticals - 3.6%
Aclaris Therapeutics, Inc. (b)	6,700	117,652
Eli Lilly & Co.	18,000	4,131,360
Endo International PLC (b)	68,600	321,048
Horizon Therapeutics PLC (b)	20,100	1,882,164
Revance Therapeutics, Inc. (b)	8,100	240,084
Zoetis, Inc. Class A	9,800	1,826,328
		8,518,636

TOTAL HEALTH CARE		36,272,746

INDUSTRIALS - 15.3%
Aerospace & Defense - 2.5%
Airbus Group NV (b)	16,100	2,074,531
Axon Enterprise, Inc. (b)	1,900	335,920
HEICO Corp. Class A	5,700	707,826
Northrop Grumman Corp.	5,100	1,853,493
TransDigm Group, Inc. (b)	1,300	841,477
		5,813,247
Airlines - 0.9%
Ryanair Holdings PLC sponsored ADR (b)	19,500	2,110,095
Building Products - 0.3%
Builders FirstSource, Inc. (b)	9,975	425,534
Fortune Brands Home & Security, Inc.	1,600	159,376
		584,910
Construction & Engineering - 0.5%
Fluor Corp. (b)	57,300	1,014,210
Willscot Mobile Mini Holdings (b)	8,000	222,960
		1,237,170
Electrical Equipment - 1.5%
AMETEK, Inc.	4,500	600,750
Ballard Power Systems, Inc. (b)(c)	800	14,496
Bloom Energy Corp. Class A (b)(c)	3,900	104,793
Ceres Power Holdings PLC (b)	15,200	222,247
Eaton Corp. PLC	4,200	622,356
Encore Wire Corp.	4,300	325,897
Generac Holdings, Inc. (b)	4,000	1,660,600
		3,551,139
Industrial Conglomerates - 1.9%
General Electric Co.	335,200	4,511,792
Machinery - 1.9%
Deere & Co.	4,200	1,481,382
Ingersoll Rand, Inc. (b)	40,700	1,986,567
Otis Worldwide Corp.	5,973	488,412
Woodward, Inc.	5,000	614,400
		4,570,761
Professional Services - 3.1%
CACI International, Inc. Class A (b)	6,945	1,771,808
Clarivate Analytics PLC (b)	20,900	575,377
Dun& Bradstreet Holdings, Inc. (b)	25,800	551,346
Equifax, Inc.	4,100	981,991
Experian PLC	37,037	1,429,968
KBR, Inc.	27,600	1,052,940
Upwork, Inc. (b)	14,700	856,863
		7,220,293
Road & Rail - 2.0%
Canadian Pacific Railway Ltd.	18,000	1,384,380
CSX Corp.	50,400	1,616,832
Uber Technologies, Inc. (b)	31,400	1,573,768
		4,574,980
Trading Companies & Distributors - 0.7%
Ferguson PLC	12,500	1,737,771

TOTAL INDUSTRIALS		35,912,158

INFORMATION TECHNOLOGY - 29.4%
Electronic Equipment & Components - 1.0%
Dolby Laboratories, Inc. Class A	5,800	570,082
Hon Hai Precision Industry Co. Ltd. (Foxconn)	72,000	288,851
Jabil, Inc.	2,000	116,240
Zebra Technologies Corp. Class A (b)	2,400	1,270,776
		2,245,949
IT Services - 2.3%
Adyen BV (a)(b)	310	760,223
Amadeus IT Holding SA Class A (b)	16,400	1,153,555
Black Knight, Inc. (b)	14,200	1,107,316
MongoDB, Inc. Class A (b)	3,500	1,265,320
Square, Inc. (b)	2,900	707,020
VeriSign, Inc. (b)	2,000	455,380
		5,448,814
Semiconductors & Semiconductor Equipment - 7.6%
Aixtron AG	20,200	547,307
ASML Holding NV	2,300	1,588,932
eMemory Technology, Inc.	2,000	95,639
Enphase Energy, Inc. (b)	4,300	789,609
Lam Research Corp.	2,700	1,756,890
NVIDIA Corp.	9,100	7,280,910
Qualcomm, Inc.	32,300	4,616,639
SolarEdge Technologies, Inc. (b)	1,100	304,007
Universal Display Corp.	3,800	844,854
		17,824,787
Software - 15.1%
Adobe, Inc. (b)	10,100	5,914,964
Anaplan, Inc. (b)	3,100	165,230
Autodesk, Inc. (b)	2,000	583,800
Cloudflare, Inc. (b)	3,700	391,608
Coupa Software, Inc. (b)	1,500	393,165
CyberArk Software Ltd. (b)	8,300	1,081,241
Epic Games, Inc. (d)(e)	156	138,060
FireEye, Inc. (b)	109,900	2,222,178
Intuit, Inc.	1,200	588,204
Manhattan Associates, Inc. (b)	7,700	1,115,268
Microsoft Corp.	75,300	20,398,766
Palo Alto Networks, Inc. (b)	6,300	2,337,615
SentinelOne, Inc.	1,000	42,500
Volue A/S	22,500	129,876
		35,502,475
Technology Hardware, Storage & Peripherals - 3.4%
Apple, Inc.	43,660	5,979,674
Samsung Electronics Co. Ltd.	28,080	2,005,359
		7,985,033

TOTAL INFORMATION TECHNOLOGY		69,007,058

MATERIALS - 2.7%
Chemicals - 2.5%
Albemarle Corp. U.S.	5,800	977,068
Axalta Coating Systems Ltd. (b)	10,200	310,998
Corbion NV	3,200	182,890
LG Chemical Ltd.	1,580	1,188,496
Sherwin-Williams Co.	7,900	2,152,355
The Chemours Co. LLC	28,200	981,360
		5,793,167
Metals & Mining - 0.2%
First Quantum Minerals Ltd.	16,900	389,507
Lynas Rare Earths Ltd. (b)	10,817	46,321
MP Materials Corp. (b)(c)	3,500	129,010
		564,838

TOTAL MATERIALS		6,358,005

REAL ESTATE - 1.2%
Equity Real Estate Investment Trusts (REITs) - 1.2%
Equity Residential (SBI)	5,000	385,000
Prologis (REIT), Inc.	19,700	2,354,741
		2,739,741
UTILITIES - 0.2%
Independent Power and Renewable Electricity Producers - 0.2%
Brookfield Renewable Corp.	6,200	260,028
Brookfield Renewable Partners LP	2,900	111,853
		371,881
TOTAL COMMON STOCKS
(Cost $151,006,271)		234,257,995

Convertible Preferred Stocks - 0.3%
HEALTH CARE - 0.0%
Biotechnology - 0.0%
ElevateBio LLC Series C (d)(e)	5,300	22,234
INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
ASAPP, Inc. Series C (d)(e)	17,672	116,584
MATERIALS - 0.2%
Metals & Mining - 0.2%
Illuminated Holdings, Inc.:
Series C2 (d)(e)	3,438	148,522
Series C3 (d)(e)	4,298	185,674
Series C4 (d)(e)	1,252	54,086
Series C5 (d)(e)	2,617	113,054
		501,336
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $511,834)		640,154

Money Market Funds - 0.5%
Fidelity Cash Central Fund 0.06% (f)	84,744	84,761
Fidelity Securities Lending Cash Central Fund 0.06% (f)(g)	1,205,667	1,205,787
TOTAL MONEY MARKET FUNDS
(Cost $1,290,548)		1,290,548
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $152,808,653)		236,188,697
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(1,223,821)
NET ASSETS - 100%		$234,964,876

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,858,280 or 1.6% of net assets.

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,096,592 or 0.5% of net assets.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
ASAPP, Inc. Series C	4/30/21	$116,584
ElevateBio LLC Series C	3/9/21	$22,234
Epic Games, Inc.	3/29/21	$138,060
Illuminated Holdings, Inc. Series C2	7/7/20	$85,950
Illuminated Holdings, Inc. Series C3	7/7/20	$128,940
Illuminated Holdings, Inc. Series C4	1/8/21	$45,072
Illuminated Holdings, Inc. Series C5	6/16/21	$113,054
MultiPlan Corp.	10/8/20	$325,881
MultiPlan Corp. warrants	10/8/20	$0

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$570
Fidelity Securities Lending Cash Central Fund	8,138
Total	$8,708

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$1,799,442	$24,669,198	$26,383,868	$(11)	$--	$84,761	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	1,225,037	5,963,487	5,982,737	--	--	1,205,787	0.0%
Total	$3,024,479	$30,632,685	$32,366,605	$(11)	$--	$1,290,548

Investment Valuation

The following is a summary of the inputs used, as of June 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$33,575,071	$29,034,933	$4,540,138	$--
Consumer Discretionary	22,217,270	20,958,619	1,258,651	--
Consumer Staples	10,440,646	8,020,292	2,420,354	--
Energy	232,735	232,735	--	--
Financials	17,130,684	17,130,684	--	--
Health Care	36,294,980	36,066,013	206,733	22,234
Industrials	35,912,158	32,407,659	3,504,499	--
Information Technology	69,123,642	68,108,775	760,223	254,644
Materials	6,859,341	6,358,005	--	501,336
Real Estate	2,739,741	2,739,741	--	--
Utilities	371,881	371,881	--	--
Money Market Funds	1,290,548	1,290,548	--	--
Total Investments in Securities:	$236,188,697	$222,719,885	$12,690,598	$778,214
Net unrealized depreciation on unfunded commitments	$(49,329)	$--	$(49,329)	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		June 30, 2021 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $1,174,372) — See accompanying schedule: Unaffiliated issuers (cost $151,518,105)	$234,898,149
Fidelity Central Funds (cost $1,290,548)	1,290,548
Total Investment in Securities (cost $152,808,653)		$236,188,697
Cash		1,601
Foreign currency held at value (cost $7,823)		7,801
Receivable for investments sold		542,121
Receivable for fund shares sold		291,027
Dividends receivable		78,192
Distributions receivable from Fidelity Central Funds		210
Other receivables		3,303
Total assets		237,112,952
Liabilities
Payable for investments purchased	$716,985
Unrealized depreciation on unfunded commitments	49,329
Payable for fund shares redeemed	5,598
Accrued management fee	101,870
Distribution and service plan fees payable	4,244
Other affiliated payables	31,693
Other payables and accrued expenses	32,757
Collateral on securities loaned	1,205,600
Total liabilities		2,148,076
Net Assets		$234,964,876
Net Assets consist of:
Paid in capital		$133,826,102
Total accumulated earnings (loss)		101,138,774
Net Assets		$234,964,876
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($29,097,801 ÷ 1,573,616 shares)		$18.49
Service Class:
Net Asset Value, offering price and redemption price per share ($414,953 ÷ 22,773 shares)		$18.22
Service Class 2:
Net Asset Value, offering price and redemption price per share ($20,186,379 ÷ 1,136,490 shares)		$17.76
Investor Class:
Net Asset Value, offering price and redemption price per share ($185,265,743 ÷ 10,050,191 shares)		$18.43

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended June 30, 2021 (Unaudited)
Investment Income
Dividends		$1,014,477
Income from Fidelity Central Funds (including $8,138 from security lending)		8,708
Total income		1,023,185
Expenses
Management fee	$581,774
Transfer agent fees	136,747
Distribution and service plan fees	24,905
Accounting fees	43,024
Custodian fees and expenses	11,774
Independent trustees' fees and expenses	363
Audit	24,407
Legal	1,439
Miscellaneous	418
Total expenses before reductions	824,851
Expense reductions	(9,087)
Total expenses after reductions		815,764
Net investment income (loss)		207,421
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	17,791,576
Fidelity Central Funds	(11)
Foreign currency transactions	868
Total net realized gain (loss)		17,792,433
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	10,855,275
Unfunded commitments	(49,329)
Assets and liabilities in foreign currencies	(398)
Total change in net unrealized appreciation (depreciation)		10,805,548
Net gain (loss)		28,597,981
Net increase (decrease) in net assets resulting from operations		$28,805,402

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended June 30, 2021 (Unaudited)	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$207,421	$186,019
Net realized gain (loss)	17,792,433	14,280,842
Change in net unrealized appreciation (depreciation)	10,805,548	35,337,355
Net increase (decrease) in net assets resulting from operations	28,805,402	49,804,216
Distributions to shareholders	(14,454,087)	(2,607,792)
Share transactions - net increase (decrease)	15,107,246	(5,208,589)
Total increase (decrease) in net assets	29,458,561	41,987,835
Net Assets
Beginning of period	205,506,315	163,518,480
End of period	$234,964,876	$205,506,315

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Dynamic Capital Appreciation Portfolio Initial Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$17.36	$13.20	$12.24	$14.43	$12.53	$12.85
Income from Investment Operations
Net investment income (loss)A	.02	.03	.07	.08	.10	.12
Net realized and unrealized gain (loss)	2.33	4.35	3.21	(.73)B	2.77	.17
Total from investment operations	2.35	4.38	3.28	(.65)	2.87	.29
Distributions from net investment income	(.01)	(.03)	(.08)	(.08)	(.12)	(.11)
Distributions from net realized gain	(1.21)	(.19)	(2.24)	(1.46)	(.86)	(.49)
Total distributions	(1.22)	(.22)	(2.32)	(1.54)	(.97)C	(.61)C
Net asset value, end of period	$18.49	$17.36	$13.20	$12.24	$14.43	$12.53
Total ReturnD,E,F	14.05%	33.61%	30.08%	(4.89)%B	23.89%	2.88%
Ratios to Average Net AssetsG,H
Expenses before reductions	.66%I	.68%	.68%	.69%	.72%	.71%
Expenses net of fee waivers, if any	.66%I	.68%	.68%	.69%	.72%	.71%
Expenses net of all reductions	.65%I	.68%	.68%	.68%	.71%	.70%
Net investment income (loss)	.27%I	.19%	.57%	.54%	.73%	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$29,098	$26,104	$22,638	$20,701	$24,566	$25,141
Portfolio turnover rateJ	61%I	62%	66%	155%	116%	123%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.33 per share. Excluding this reimbursement, the total return would have been (7.25) %.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Dynamic Capital Appreciation Portfolio Service Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$17.13	$13.03	$12.11	$14.28	$12.41	$12.74
Income from Investment Operations
Net investment income (loss)A	.01	.01	.06	.06	.08	.11
Net realized and unrealized gain (loss)	2.30	4.30	3.17	(.71)B	2.75	.16
Total from investment operations	2.31	4.31	3.23	(.65)	2.83	.27
Distributions from net investment income	(.01)	(.02)	(.07)	(.06)	(.10)	(.10)
Distributions from net realized gain	(1.21)	(.19)	(2.24)	(1.46)	(.86)	(.49)
Total distributions	(1.22)	(.21)	(2.31)	(1.52)	(.96)	(.60)C
Net asset value, end of period	$18.22	$17.13	$13.03	$12.11	$14.28	$12.41
Total ReturnD,E,F	13.99%	33.48%	29.96%	(4.97)%B	23.76%	2.76%
Ratios to Average Net AssetsG,H
Expenses before reductions	.76%I	.78%	.78%	.79%	.82%	.81%
Expenses net of fee waivers, if any	.76%I	.78%	.78%	.79%	.82%	.81%
Expenses net of all reductions	.75%I	.78%	.78%	.78%	.81%	.80%
Net investment income (loss)	.17%I	.09%	.47%	.44%	.63%	.89%
Supplemental Data
Net assets, end of period (000 omitted)	$415	$327	$287	$265	$631	$530
Portfolio turnover rateJ	61%I	62%	66%	155%	116%	123%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.33 per share. Excluding this reimbursement, the total return would have been (7.33) %.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Dynamic Capital Appreciation Portfolio Service Class 2

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$16.74	$12.74	$11.88	$14.05	$12.23	$12.56
Income from Investment Operations
Net investment income (loss)A	–B	(.01)	.04	.04	.06	.09
Net realized and unrealized gain (loss)	2.24	4.21	3.11	(.71)C	2.70	.16
Total from investment operations	2.24	4.20	3.15	(.67)	2.76	.25
Distributions from net investment income	–B	(.01)	(.05)	(.05)	(.08)	(.09)
Distributions from net realized gain	(1.21)	(.19)	(2.24)	(1.46)	(.86)	(.49)
Total distributions	(1.22)D	(.20)	(2.29)	(1.50)D	(.94)	(.58)
Net asset value, end of period	$17.76	$16.74	$12.74	$11.88	$14.05	$12.23
Total ReturnE,F,G	13.86%	33.34%	29.82%	(5.17)%C	23.50%	2.66%
Ratios to Average Net AssetsH,I
Expenses before reductions	.91%J	.93%	.93%	.94%	.97%	.96%
Expenses net of fee waivers, if any	.91%J	.93%	.93%	.94%	.97%	.96%
Expenses net of all reductions	.90%J	.93%	.93%	.93%	.96%	.95%
Net investment income (loss)	.02%J	(.06)%	.32%	.29%	.48%	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$20,186	$18,900	$15,870	$14,533	$17,294	$16,830
Portfolio turnover rateK	61%J	62%	66%	155%	116%	123%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.32 per share. Excluding this reimbursement, the total return would have been (7.53) %.

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Dynamic Capital Appreciation Portfolio Investor Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$17.32	$13.17	$12.21	$14.40	$12.51	$12.83
Income from Investment Operations
Net investment income (loss)A	.02	.02	.06	.06	.09	.11
Net realized and unrealized gain (loss)	2.31	4.34	3.21	(.72)B	2.76	.17
Total from investment operations	2.33	4.36	3.27	(.66)	2.85	.28
Distributions from net investment income	(.01)	(.02)	(.07)	(.07)	(.11)	(.10)
Distributions from net realized gain	(1.21)	(.19)	(2.24)	(1.46)	(.86)	(.49)
Total distributions	(1.22)	(.21)	(2.31)	(1.53)	(.96)C	(.60)C
Net asset value, end of period	$18.43	$17.32	$13.17	$12.21	$14.40	$12.51
Total ReturnD,E,F	13.95%	33.54%	30.07%	(5.00)%B	23.74%	2.81%
Ratios to Average Net AssetsG,H
Expenses before reductions	.74%I	.76%	.76%	.77%	.80%	.79%
Expenses net of fee waivers, if any	.74%I	.76%	.76%	.77%	.80%	.79%
Expenses net of all reductions	.73%I	.75%	.76%	.76%	.79%	.78%
Net investment income (loss)	.19%I	.12%	.50%	.46%	.65%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$185,266	$160,175	$124,723	$108,561	$118,071	$112,998
Portfolio turnover rateJ	61%I	62%	66%	155%	116%	123%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.33 per share. Excluding this reimbursement, the total return would have been (7.36) %.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended June 30, 2021

1. Organization.

VIP Dynamic Capital Appreciation Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of June 30, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$85,730,355
Gross unrealized depreciation	(2,425,962)
Net unrealized appreciation (depreciation)	$83,304,393
Tax cost	$152,834,975

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on these commitments is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and in the Statement of Operations as Change in unrealized appreciation (depreciation) on unfunded commitments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Dynamic Capital Appreciation Portfolio	68,195,146	65,908,639

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$181
Service Class 2	24,724
$24,905

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Initial Class	$8,803.06
Service Class	115.06
Service Class 2	6,286.06
Investor Class	121,543.14
	$136,747

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
VIP Dynamic Capital Appreciation Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Dynamic Capital Appreciation Portfolio	$1,032

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
VIP Dynamic Capital Appreciation Portfolio	3,169,600	2,751,914

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Dynamic Capital Appreciation Portfolio	$205

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Dynamic Capital Appreciation Portfolio	$861	$44	$44,232

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $8,782 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $305.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended June 30, 2021	Year ended December 31, 2020
VIP Dynamic Capital Appreciation Portfolio
Distributions to shareholders
Initial Class	$1,815,155	$364,145
Service Class	23,246	3,946
Service Class 2	1,370,623	238,875
Investor Class	11,245,063	2,000,826
Total	$14,454,087	$2,607,792

10. Share Transactions.

Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Six months ended June 30, 2021	Year ended December 31, 2020	Six months ended June 30, 2021	Year ended December 31, 2020
VIP Dynamic Capital Appreciation Portfolio
Initial Class
Shares sold	78,708	116,401	$1,376,266	$1,654,235
Reinvestment of distributions	105,226	26,220	1,815,155	364,145
Shares redeemed	(113,613)	(354,192)	(2,009,721)	(4,586,499)
Net increase (decrease)	70,321	(211,571)	$1,181,700	$(2,568,119)
Service Class
Shares sold	2,415	1	$41,895	$7
Reinvestment of distributions	1,367	290	23,246	3,946
Shares redeemed	(96)	(3,200)	(1,677)	(43,506)
Net increase (decrease)	3,686	(2,909)	$63,464	$(39,553)
Service Class 2
Shares sold	57,037	108,547	$971,080	$1,422,488
Reinvestment of distributions	82,617	18,124	1,370,623	238,875
Shares redeemed	(132,299)	(242,941)	(2,232,686)	(3,256,668)
Net increase (decrease)	7,355	(116,270)	$109,017	$(1,595,305)
Investor Class
Shares sold	651,799	976,276	$11,360,441	$14,370,083
Reinvestment of distributions	653,403	145,249	11,245,063	2,000,826
Shares redeemed	(503,936)	(1,343,259)	(8,852,439)	(17,376,521)
Net increase (decrease)	801,266	(221,734)	$13,753,065	$(1,005,612)

11. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% were owners of record of more than 50% of the outstanding shares as follows:

Fund	Affiliated %
VIP: Dynamic Capital Appreciation Portfolio	91%

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2021 to June 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period-B January 1, 2021 to June 30, 2021
VIP Dynamic Capital Appreciation Portfolio
Initial Class	.66%
Actual		$1,000.00	$1,140.50	$3.50
Hypothetical-C		$1,000.00	$1,021.52	$3.31
Service Class	.76%
Actual		$1,000.00	$1,139.90	$4.03
Hypothetical-C		$1,000.00	$1,021.03	$3.81
Service Class 2.91%
Actual		$1,000.00	$1,138.60	$4.83
Hypothetical-C		$1,000.00	$1,020.28	$4.56
Investor Class	.74%
Actual		$1,000.00	$1,139.50	$3.93
Hypothetical-C		$1,000.00	$1,021.12	$3.71

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

VIP Dynamic Capital Appreciation Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

Approval of Stub Period Continuation. At its January 2021 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in October 2018 and March 2019. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP Dynamic Capital Appreciation Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

VIP Dynamic Capital Appreciation Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of Initial Class ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

VIPDCA-SANN-0821
1.761772.120

Fidelity® Variable Insurance Products:

Balanced Portfolio

Semi-Annual Report

June 30, 2021

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Top Five Stocks as of June 30, 2021

% of fund's net assets
Microsoft Corp.	4.2
Apple, Inc.	2.7
Amazon.com, Inc.	2.6
Alphabet, Inc. Class C	2.4
Facebook, Inc. Class A	1.8
13.7

Top Five Bond Issuers as of June 30, 2021

(with maturities greater than one year)	% of fund's net assets
U.S. Treasury Obligations	9.6
Ginnie Mae	1.3
Fannie Mae	1.2
Freddie Mac	0.7
Morgan Stanley	0.5
13.3

Top Five Market Sectors as of June 30, 2021

% of fund's net assets
Information Technology	18.0
Financials	12.8
Health Care	9.4
Communication Services	8.7
Consumer Discretionary	8.4

Asset Allocation (% of fund's net assets)

As of June 30, 2021*
Stocks and Equity Futures	72.5%
Bonds	25.5%
Short-Term Investments and Net Other Assets (Liabilities)	1.9%
Other Investments	0.1%

 * Foreign investments - 9.5%

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Percentages are adjusted for the effect of futures contracts and swaps, if applicable.

Schedule of Investments June 30, 2021 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 70.5%
	Shares	Value
COMMUNICATION SERVICES - 7.8%
Entertainment - 1.5%
Activision Blizzard, Inc.	116,277	$11,097,477
Electronic Arts, Inc.	43,023	6,187,998
Live Nation Entertainment, Inc. (a)	33,508	2,934,966
Marcus Corp. (a)	60,800	1,289,568
Netflix, Inc. (a)	61,025	32,234,015
Take-Two Interactive Software, Inc. (a)	6,300	1,115,226
The Walt Disney Co. (a)	258,671	45,466,602
		100,325,852
Interactive Media & Services - 5.4%
Alphabet, Inc.:
Class A (a)	19,829	48,418,254
Class C (a)	65,887	165,133,906
Facebook, Inc. Class A (a)	359,698	125,070,592
JOYY, Inc. ADR	31,200	2,058,264
Snap, Inc. Class A (a)	77,200	5,260,408
Tongdao Liepin Group (a)	1,711,598	3,954,776
Twitter, Inc. (a)	126,275	8,688,983
Vimeo, Inc. (a)	51,211	2,509,339
Z Holdings Corp.	620,100	3,107,896
Zoominfo Technologies, Inc.	36,100	1,883,337
		366,085,755
Media - 0.6%
Altice U.S.A., Inc. Class A (a)	38,231	1,305,206
Comcast Corp. Class A	586,500	33,442,230
Liberty Media Corp. Liberty Formula One Group Series C (a)	31,152	1,501,838
ViacomCBS, Inc. Class B	139,300	6,296,360
		42,545,634
Wireless Telecommunication Services - 0.3%
T-Mobile U.S., Inc.	161,252	23,354,127

TOTAL COMMUNICATION SERVICES		532,311,368

CONSUMER DISCRETIONARY - 8.1%
Automobiles - 0.7%
Ferrari NV	19,400	3,997,370
Tesla, Inc. (a)	65,700	44,656,290
		48,653,660
Distributors - 0.1%
LKQ Corp. (a)	190,400	9,371,488
Hotels, Restaurants & Leisure - 1.4%
Aristocrat Leisure Ltd.	165,767	5,356,818
Booking Holdings, Inc. (a)	8,900	19,474,001
Boyd Gaming Corp. (a)	68,600	4,218,214
Caesars Entertainment, Inc. (a)	63,300	6,567,375
Churchill Downs, Inc.	31,900	6,324,494
Compass Group PLC (a)	384,900	8,109,041
Domino's Pizza, Inc.	19,700	9,189,853
MakeMyTrip Ltd. (a)	85,660	2,574,083
Marriott International, Inc. Class A (a)	125,600	17,146,912
McDonald's Corp.	52,200	12,057,678
Penn National Gaming, Inc. (a)	14,700	1,124,403
		92,142,872
Household Durables - 0.5%
GoPro, Inc. Class A (a)	265,900	3,097,735
Leggett & Platt, Inc.	133,000	6,890,730
Lennar Corp. Class A	152,800	15,180,680
Mohawk Industries, Inc. (a)	29,500	5,669,605
Tempur Sealy International, Inc.	134,100	5,255,379
		36,094,129
Internet & Direct Marketing Retail - 3.1%
Amazon.com, Inc. (a)	51,210	176,170,594
Chewy, Inc. (a)(b)	7,800	621,738
Coupang, Inc. Class A (a)(b)	38,800	1,622,616
Deliveroo PLC (a)(b)(c)	337,000	1,344,440
Deliveroo PLC	200,000	757,993
eBay, Inc.	219,400	15,404,074
Farfetch Ltd. Class A (a)	101,800	5,126,648
Kogan.Com Ltd.	33,311	289,287
Porch Group, Inc. Class A (a)	468,780	9,066,205
Shop Apotheke Europe NV (a)(c)	5,300	995,461
THG PLC	242,900	2,049,622
ZOZO, Inc.	20,100	682,997
		214,131,675
Leisure Products - 0.1%
Mattel, Inc. (a)	191,700	3,853,170
Multiline Retail - 0.2%
Dollar Tree, Inc. (a)	113,800	11,323,100
Nordstrom, Inc. (a)	121,300	4,435,941
		15,759,041
Specialty Retail - 1.4%
Auto1 Group SE (c)	65,277	2,867,752
Burlington Stores, Inc. (a)	13,500	4,346,865
Industria de Diseno Textil SA	127,200	4,491,027
Lowe's Companies, Inc.	226,600	43,953,602
The Home Depot, Inc.	76,908	24,525,192
TJX Companies, Inc.	269,380	18,161,600
		98,346,038
Textiles, Apparel & Luxury Goods - 0.6%
Capri Holdings Ltd. (a)	46,600	2,665,054
LVMH Moet Hennessy Louis Vuitton SE	8,400	6,607,919
NIKE, Inc. Class B	79,930	12,348,386
PVH Corp. (a)	49,500	5,325,705
Tapestry, Inc. (a)	276,700	12,030,916
		38,977,980

TOTAL CONSUMER DISCRETIONARY		557,330,053

CONSUMER STAPLES - 4.3%
Beverages - 1.5%
Boston Beer Co., Inc. Class A (a)	1,900	1,939,520
Constellation Brands, Inc. Class A (sub. vtg.)	35,700	8,349,873
Keurig Dr. Pepper, Inc.	127,917	4,507,795
Kweichow Moutai Co. Ltd. (A Shares)	8,600	2,739,209
Molson Coors Beverage Co. Class B (a)	50,600	2,716,714
Monster Beverage Corp. (a)	128,626	11,749,985
PepsiCo, Inc.	200,100	29,648,817
Pernod Ricard SA	27,700	6,148,635
The Coca-Cola Co.	583,900	31,594,829
		99,395,377
Food & Staples Retailing - 1.2%
BJ's Wholesale Club Holdings, Inc. (a)	166,700	7,931,586
Costco Wholesale Corp.	69,300	27,419,931
U.S. Foods Holding Corp. (a)	223,900	8,588,804
Walgreens Boots Alliance, Inc.	139,200	7,323,312
Walmart, Inc.	203,500	28,697,570
Zur Rose Group AG (a)	3,410	1,306,506
		81,267,709
Food Products - 0.4%
Bunge Ltd.	18,000	1,406,700
Darling Ingredients, Inc. (a)	41,600	2,808,000
Freshpet, Inc. (a)	10,300	1,678,488
Hotel Chocolat Group Ltd. (a)	30,400	150,968
Lamb Weston Holdings, Inc.	84,800	6,839,968
Mondelez International, Inc.	278,300	17,377,052
		30,261,176
Household Products - 0.8%
Procter & Gamble Co.	365,100	49,262,943
The Clorox Co.	22,400	4,029,984
		53,292,927
Personal Products - 0.2%
Estee Lauder Companies, Inc. Class A	46,700	14,854,336
Herbalife Nutrition Ltd. (a)	40,400	2,130,292
		16,984,628
Tobacco - 0.2%
Altria Group, Inc.	263,500	12,563,680

TOTAL CONSUMER STAPLES		293,765,497

ENERGY - 2.6%
Energy Equipment & Services - 0.2%
Baker Hughes Co. Class A	201,600	4,610,592
Halliburton Co.	199,400	4,610,128
Oceaneering International, Inc. (a)	111,690	1,739,013
Subsea 7 SA	341,800	3,281,382
		14,241,115
Oil, Gas & Consumable Fuels - 2.4%
Africa Oil Corp. (a)	1,702,854	1,634,718
APA Corp.	130,500	2,822,715
Canadian Natural Resources Ltd.	313,100	11,366,167
Cheniere Energy, Inc. (a)	34,800	3,018,552
Chevron Corp.	36,100	3,781,114
DHT Holdings, Inc.	73,400	476,366
Enterprise Products Partners LP	32,200	776,986
Euronav NV	47,600	442,503
Exxon Mobil Corp.	916,100	57,787,588
Harbour Energy PLC (a)	332,150	1,732,176
Hess Corp.	174,500	15,237,340
Imperial Oil Ltd.	157,300	4,794,122
Kosmos Energy Ltd. (a)	423,100	1,463,926
Magellan Midstream Partners LP	81,400	3,981,274
Marathon Petroleum Corp.	28,700	1,734,054
MEG Energy Corp. (a)	1,229,400	8,896,191
Murphy Oil Corp.	137,200	3,194,016
Phillips 66 Co.	125,826	10,798,387
Range Resources Corp. (a)	90,000	1,508,400
Reliance Industries Ltd.	18,564	371,193
Reliance Industries Ltd.	539,137	15,301,950
Reliance Industries Ltd. sponsored GDR (c)	83,400	4,720,440
Valero Energy Corp.	101,200	7,901,696
		163,741,874

TOTAL ENERGY		177,982,989

FINANCIALS - 8.4%
Banks - 3.3%
Bank of America Corp.	1,312,087	54,097,347
BNP Paribas SA	55,100	3,458,056
Citigroup, Inc.	149,854	10,602,171
Citizens Financial Group, Inc.	194,200	8,907,954
Comerica, Inc.	65,400	4,665,636
EFG Eurobank Ergasias SA (a)	4,660,800	4,697,562
First Horizon National Corp.	170,700	2,949,696
JPMorgan Chase & Co.	203,200	31,605,728
M&T Bank Corp.	32,800	4,766,168
NatWest Group PLC	539,000	1,515,057
Piraeus Financial Holdings SA (a)	777,300	1,373,308
PNC Financial Services Group, Inc.	118,000	22,509,680
Signature Bank	14,100	3,463,665
Societe Generale Series A	242,000	7,158,703
Standard Chartered PLC (United Kingdom)	566,000	3,609,389
Starling Bank Ltd. Series D (a)(d)	756,521	1,354,531
UniCredit SpA	282,800	3,336,535
Wells Fargo & Co.	1,246,300	56,444,927
		226,516,113
Capital Markets - 1.9%
Bank of New York Mellon Corp.	681,300	34,902,999
BlackRock, Inc. Class A	28,400	24,849,148
Cboe Global Markets, Inc.	42,825	5,098,316
Coinbase Global, Inc. (a)	2,700	683,910
Goldman Sachs Group, Inc.	28,800	10,930,464
Intercontinental Exchange, Inc.	36,000	4,273,200
Morgan Stanley	305,700	28,029,633
State Street Corp.	102,000	8,392,560
StepStone Group, Inc. Class A	156,711	5,390,858
Virtu Financial, Inc. Class A	218,700	6,042,681
		128,593,769
Consumer Finance - 1.6%
360 DigiTech, Inc. ADR (a)	42,000	1,757,280
Ally Financial, Inc.	45,500	2,267,720
American Express Co.	169,800	28,056,054
Capital One Financial Corp.	388,858	60,152,444
OneMain Holdings, Inc.	273,529	16,387,122
Shriram Transport Finance Co. Ltd.	101,146	1,826,177
		110,446,797
Diversified Financial Services - 0.6%
Ant International Co. Ltd. Class C (a)(d)(e)	621,699	1,809,144
Berkshire Hathaway, Inc.:
Class A (a)	13	5,441,813
Class B (a)	91,000	25,290,720
Latch, Inc. (e)	77,900	908,041
Proterra, Inc. (e)	114,600	1,862,766
Voya Financial, Inc.	93,100	5,725,650
		41,038,134
Insurance - 1.0%
AIA Group Ltd.	298,400	3,701,825
American International Group, Inc.	209,900	9,991,240
Arthur J. Gallagher & Co.	59,328	8,310,666
Fairfax Financial Holdings Ltd. (sub. vtg.)	6,300	2,762,730
Hartford Financial Services Group, Inc.	232,100	14,383,237
The Travelers Companies, Inc.	157,500	23,579,325
Willis Towers Watson PLC	31,602	7,269,092
		69,998,115
Thrifts & Mortgage Finance - 0.0%
Mr. Cooper Group, Inc. (a)	7	231

TOTAL FINANCIALS		576,593,159

HEALTH CARE - 9.0%
Biotechnology - 0.8%
Amgen, Inc.	115,304	28,105,350
Argenx SE ADR (a)	15,700	4,726,799
Biogen, Inc. (a)	3,933	1,361,880
Blueprint Medicines Corp. (a)	30,200	2,656,392
Regeneron Pharmaceuticals, Inc. (a)	29,600	16,532,784
Vertex Pharmaceuticals, Inc. (a)	7,400	1,492,062
		54,875,267
Health Care Equipment & Supplies - 2.6%
Abbott Laboratories	326,719	37,876,534
Boston Scientific Corp. (a)	857,780	36,678,673
DexCom, Inc. (a)	23,800	10,162,600
Envista Holdings Corp. (a)	235,000	10,154,350
Intuitive Surgical, Inc. (a)	28,300	26,025,812
Nevro Corp. (a)	32,200	5,338,438
ResMed, Inc.	16,371	4,035,779
Siemens Healthineers AG (c)	217,300	13,316,048
Stryker Corp.	143,271	37,211,777
		180,800,011
Health Care Providers & Services - 2.5%
AmerisourceBergen Corp.	108,600	12,433,614
dentalcorp Holdings Ltd. (a)	146,933	1,951,046
Guardant Health, Inc. (a)	23,400	2,906,046
HCA Holdings, Inc.	111,500	23,051,510
Humana, Inc.	59,300	26,253,296
LifeStance Health Group, Inc.	154,800	4,312,728
Oak Street Health, Inc. (a)	68,100	3,988,617
Option Care Health, Inc. (a)	293,400	6,416,658
Surgery Partners, Inc. (a)	240,900	16,048,758
UnitedHealth Group, Inc.	174,189	69,752,243
		167,114,516
Health Care Technology - 0.1%
Health Catalyst, Inc. (a)	114,300	6,344,793
Life Sciences Tools & Services - 0.7%
Avantor, Inc. (a)	342,200	12,151,522
Thermo Fisher Scientific, Inc.	66,834	33,715,748
		45,867,270
Pharmaceuticals - 2.3%
AstraZeneca PLC sponsored ADR (b)	241,300	14,453,870
Bristol-Myers Squibb Co.	470,360	31,429,455
Eli Lilly & Co.	153,000	35,116,560
Horizon Therapeutics PLC (a)	183,300	17,164,212
Roche Holding AG (participation certificate)	28,919	10,897,782
Royalty Pharma PLC (b)	261,500	10,718,885
UCB SA	118,279	12,364,380
Zoetis, Inc. Class A	147,829	27,549,412
		159,694,556

TOTAL HEALTH CARE		614,696,413

INDUSTRIALS - 7.6%
Aerospace & Defense - 2.0%
General Dynamics Corp.	118,016	22,217,692
Lockheed Martin Corp.	41,000	15,512,350
Northrop Grumman Corp.	70,800	25,730,844
Raytheon Technologies Corp.	414,300	35,343,933
Space Exploration Technologies Corp. Class A (a)(d)(e)	1,700	713,983
The Boeing Co. (a)	149,868	35,902,378
		135,421,180
Air Freight & Logistics - 0.6%
FedEx Corp.	104,519	31,181,153
United Parcel Service, Inc. Class B	58,600	12,187,042
		43,368,195
Airlines - 0.0%
Spirit Airlines, Inc. (a)	136,900	4,167,236
Commercial Services & Supplies - 0.1%
CoreCivic, Inc. (a)	486,700	5,095,749
Construction & Engineering - 0.4%
AECOM (a)	340,617	21,567,868
Granite Construction, Inc.	115,014	4,776,531
		26,344,399
Electrical Equipment - 1.1%
Array Technologies, Inc.	330,666	5,158,390
Emerson Electric Co.	4,700	452,328
Plug Power, Inc. (a)	63,900	2,184,741
Sensata Technologies, Inc. PLC (a)	456,235	26,447,943
Shoals Technologies Group, Inc.	53,950	1,915,225
Sunrun, Inc. (a)	701,540	39,131,901
		75,290,528
Industrial Conglomerates - 0.7%
3M Co.	42,668	8,475,145
General Electric Co.	2,450,439	32,982,909
Honeywell International, Inc.	27,400	6,010,190
		47,468,244
Machinery - 1.0%
Allison Transmission Holdings, Inc.	589,659	23,433,049
Caterpillar, Inc.	175,647	38,226,057
Flowserve Corp.	123,800	4,991,616
		66,650,722
Marine - 0.2%
Genco Shipping & Trading Ltd.	195,700	3,694,816
Golden Ocean Group Ltd.	184,400	2,035,776
Star Bulk Carriers Corp.	382,560	8,779,752
		14,510,344
Professional Services - 0.6%
Dun & Bradstreet Holdings, Inc. (a)	209,200	4,470,604
Nielsen Holdings PLC	1,659,031	40,928,295
Renrui Human Resources Technology Holdings Ltd.	96,400	266,940
		45,665,839
Road & Rail - 0.9%
Lyft, Inc. (a)	155,863	9,426,594
Norfolk Southern Corp.	80,746	21,430,796
Uber Technologies, Inc. (a)	477,722	23,943,427
Union Pacific Corp.	23,049	5,069,167
		59,869,984

TOTAL INDUSTRIALS		523,852,420

INFORMATION TECHNOLOGY - 17.4%
Electronic Equipment & Components - 1.5%
Corning, Inc.	53,700	2,196,330
Flex Ltd. (a)	1,522,026	27,198,605
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,204,000	4,830,232
Insight Enterprises, Inc. (a)	38,838	3,884,188
Jabil, Inc.	1,053,700	61,241,044
		99,350,399
IT Services - 3.5%
Bright Health Group, Inc. (b)	168,168	2,885,763
Capgemini SA	25,200	4,840,706
Cognizant Technology Solutions Corp. Class A	81,300	5,630,838
Dlocal Ltd.	63,000	3,309,390
Fidelity National Information Services, Inc.	49,700	7,040,999
Fiserv, Inc. (a)	18,400	1,966,776
Genpact Ltd.	109,100	4,956,413
Global Payments, Inc.	51,500	9,658,310
GoDaddy, Inc. (a)	31,700	2,756,632
Liveramp Holdings, Inc. (a)	47,000	2,201,950
MasterCard, Inc. Class A	230,900	84,299,281
PayPal Holdings, Inc. (a)	149,100	43,459,668
Visa, Inc. Class A	252,532	59,047,032
Wix.com Ltd. (a)	22,000	6,386,160
		238,439,918
Semiconductors & Semiconductor Equipment - 3.1%
Advanced Micro Devices, Inc. (a)	6,700	629,331
Applied Materials, Inc.	115,000	16,376,000
Cirrus Logic, Inc. (a)	58,200	4,953,984
eMemory Technology, Inc.	51,000	2,438,793
Lam Research Corp.	20,600	13,404,420
Marvell Technology, Inc.	221,272	12,906,796
Micron Technology, Inc. (a)	256,900	21,831,362
NVIDIA Corp.	82,600	66,088,260
NXP Semiconductors NV	149,712	30,798,753
ON Semiconductor Corp. (a)	539,112	20,637,207
Qualcomm, Inc.	72,397	10,347,703
Renesas Electronics Corp. (a)	168,800	1,824,824
Semtech Corp. (a)	28,400	1,953,920
SiTime Corp. (a)	15,200	1,924,168
Xilinx, Inc.	26,100	3,775,104
		209,890,625
Software - 6.5%
Adobe, Inc. (a)	18,200	10,658,648
Anaplan, Inc. (a)	185,500	9,887,150
Autodesk, Inc. (a)	75,769	22,116,971
Avalara, Inc. (a)	11,300	1,828,340
Ceridian HCM Holding, Inc. (a)	22,400	2,148,608
Cognyte Software Ltd. (a)	315,548	7,730,926
Coupa Software, Inc. (a)	7,400	1,939,614
Digital Turbine, Inc. (a)	11,300	859,139
Elastic NV (a)	18,200	2,652,832
Epic Games, Inc. (d)(e)	1,812	1,603,620
Everbridge, Inc. (a)	12,600	1,714,608
Intapp, Inc.	1,100	30,800
Intuit, Inc.	18,100	8,872,077
Lightspeed POS, Inc.	18,300	1,530,063
LivePerson, Inc. (a)	13,000	822,120
Microsoft Corp.	1,047,100	283,659,390
Momentive Global, Inc. (a)	908,700	19,146,309
Salesforce.com, Inc. (a)	143,100	34,955,037
SentinelOne, Inc.	28,300	1,202,750
ServiceNow, Inc. (a)	9,400	5,165,770
Stripe, Inc. Class B (a)(d)(e)	19,953	800,614
Verint Systems, Inc. (a)	84,700	3,817,429
Workday, Inc. Class A (a)	42,400	10,122,576
Workiva, Inc. (a)	6,900	768,177
Yext, Inc. (a)	592,000	8,459,680
Zendesk, Inc. (a)	38,200	5,513,788
		448,007,036
Technology Hardware, Storage & Peripherals - 2.8%
Apple, Inc.	1,362,664	186,630,461
HP, Inc.	175,300	5,292,307
Western Digital Corp. (a)	46,300	3,295,171
		195,217,939

TOTAL INFORMATION TECHNOLOGY		1,190,905,917

MATERIALS - 2.0%
Chemicals - 1.1%
Air Products & Chemicals, Inc.	19,173	5,515,689
Albemarle Corp. U.S.	19,700	3,318,662
Amyris, Inc. (a)	579,179	9,481,160
Balchem Corp.	19,200	2,520,192
Ecolab, Inc.	31,386	6,464,574
FMC Corp.	33,400	3,613,880
Innospec, Inc.	35,400	3,207,594
Linde PLC	44,480	12,859,168
LyondellBasell Industries NV Class A	41,100	4,227,957
Olin Corp.	231,800	10,723,068
Sherwin-Williams Co.	17,871	4,868,954
Valvoline, Inc.	173,300	5,625,318
		72,426,216
Construction Materials - 0.3%
Martin Marietta Materials, Inc.	19,034	6,696,352
Summit Materials, Inc. (a)	173,945	6,061,983
Vulcan Materials Co.	32,000	5,570,240
		18,328,575
Containers & Packaging - 0.1%
Crown Holdings, Inc.	81,100	8,289,231
Metals & Mining - 0.5%
Commercial Metals Co.	125,914	3,868,078
First Quantum Minerals Ltd.	433,700	9,995,812
Freeport-McMoRan, Inc.	317,931	11,798,419
Newmont Corp.	138,903	8,803,672
		34,465,981

TOTAL MATERIALS		133,510,003

REAL ESTATE - 1.7%
Equity Real Estate Investment Trusts (REITs) - 1.6%
Alexandria Real Estate Equities, Inc.	32,100	5,840,274
American Tower Corp.	65,700	17,748,198
Corporate Office Properties Trust (SBI)	39,400	1,102,806
CubeSmart	159,200	7,374,144
Digital Realty Trust, Inc.	45,700	6,876,022
Douglas Emmett, Inc.	61,500	2,067,630
Equinix, Inc.	3,900	3,130,140
Equity Lifestyle Properties, Inc.	99,500	7,393,845
Invitation Homes, Inc.	203,400	7,584,786
Kilroy Realty Corp.	54,600	3,802,344
Lexington Corporate Properties Trust	311,100	3,717,645
Mid-America Apartment Communities, Inc.	56,500	9,515,730
Prologis (REIT), Inc.	125,600	15,012,968
SBA Communications Corp. Class A	14,700	4,684,890
Ventas, Inc.	75,400	4,305,340
VICI Properties, Inc.	41,700	1,293,534
Welltower, Inc.	43,400	3,606,540
Weyerhaeuser Co.	46,500	1,600,530
		106,657,366
Real Estate Management & Development - 0.1%
Cushman & Wakefield PLC (a)	427,100	7,461,437
Jones Lang LaSalle, Inc. (a)	13,200	2,580,072
		10,041,509

TOTAL REAL ESTATE		116,698,875

UTILITIES - 1.6%
Electric Utilities - 1.1%
American Electric Power Co., Inc.	12,100	1,023,539
Edison International	141,100	8,158,402
Entergy Corp.	38,678	3,856,197
Evergy, Inc.	95,025	5,742,361
Exelon Corp.	255,635	11,327,187
FirstEnergy Corp.	193,500	7,200,135
NextEra Energy, Inc.	278,404	20,401,445
NRG Energy, Inc.	44,443	1,791,053
PG&E Corp. (a)	620,619	6,311,695
Southern Co.	203,800	12,331,938
		78,143,952
Independent Power and Renewable Electricity Producers - 0.1%
FTC Solar, Inc. (a)	96,100	1,279,091
The AES Corp.	209,600	5,464,272
		6,743,363
Multi-Utilities - 0.4%
CenterPoint Energy, Inc.	232,583	5,702,935
Dominion Energy, Inc.	119,478	8,789,996
NiSource, Inc.	143,500	3,515,750
Sempra Energy	73,498	9,737,015
		27,745,696

TOTAL UTILITIES		112,633,011

TOTAL COMMON STOCKS
(Cost $2,941,347,976)		4,830,279,705

Preferred Stocks - 0.3%
Convertible Preferred Stocks - 0.1%
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
ABL Space Systems Series B (d)(e)	17,763	799,967
Construction & Engineering - 0.0%
Beta Technologies, Inc. Series A (d)(e)	7,264	532,233
TOTAL INDUSTRIALS		1,332,200
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.0%
Astranis Space Technologies Corp. Series C (d)(e)	60,816	1,333,143
Xsight Labs Ltd. Series D (d)(e)	65,770	525,897
		1,859,040
IT Services - 0.0%
ByteDance Ltd. Series E1 (d)(e)	21,701	2,576,560
Software - 0.1%
Databricks, Inc. Series G (d)(e)	1,487	263,746
Stripe, Inc. Series H (d)(e)	6,600	264,825
ThoughtWorks, Inc.:
Series A (d)(e)	2,622	1,735,266
Series B (d)(e)	1,242	821,968
		3,085,805
TOTAL INFORMATION TECHNOLOGY		7,521,405

TOTAL CONVERTIBLE PREFERRED STOCKS		8,853,605

Nonconvertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Porsche Automobil Holding SE (Germany)	72,800	7,815,138
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
Gupshup, Inc. (d)(e)(f)	59,838	1,368,208

TOTAL NONCONVERTIBLE PREFERRED STOCKS		9,183,346

TOTAL PREFERRED STOCKS
(Cost $14,766,693)		18,036,951
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.04% 7/8/21 to 9/30/21 (g)
(Cost $6,169,800)	6,170,000	6,169,576

Preferred Securities - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Internet & Direct Marketing Retail - 0.0%
Circle Internet Financial Ltd. 0% (Cost $1,104,800)(d)(e)(h)	$1,104,800	$1,104,800
	Shares	Value

Fixed-Income Funds - 27.0%
Fidelity VIP Investment Grade Central Fund (i)
(Cost $1,778,434,423)	16,665,214	1,849,672,144

Money Market Funds - 2.5%
Fidelity Cash Central Fund 0.06% (j)	149,911,522	149,941,504
Fidelity Securities Lending Cash Central Fund 0.06% (j)(k)	23,287,396	23,289,725
TOTAL MONEY MARKET FUNDS
(Cost $173,230,721)		173,231,229
TOTAL INVESTMENT IN SECURITIES - 100.4%
(Cost $4,915,054,413)		6,878,494,405
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(26,934,786)
NET ASSETS - 100%		$6,851,559,619

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	532	Sept. 2021	$114,076,760	$1,128,065	$1,128,065

The notional amount of futures purchased as a percentage of Net Assets is 1.7%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $23,244,141 or 0.3% of net assets.

 (d) Level 3 security

 (e) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $19,024,781 or 0.3% of net assets.

 (f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $6,169,576.

 (h) Security is perpetual in nature with no stated maturity date.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (k) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
ABL Space Systems Series B	3/24/21	$799,967
Ant International Co. Ltd. Class C	5/16/18	$3,487,731
Astranis Space Technologies Corp. Series C	3/19/21	$1,333,143
Beta Technologies, Inc. Series A	4/9/21	$532,233
ByteDance Ltd. Series E1	11/18/20	$2,377,869
Circle Internet Financial Ltd. 0%	5/11/21	$1,104,800
Databricks, Inc. Series G	2/1/21	$263,746
Epic Games, Inc.	3/29/21	$1,603,620
Gupshup, Inc.	6/8/21	$1,368,208
Latch, Inc.	1/24/21	$779,000
Proterra, Inc.	1/11/21	$1,146,000
Space Exploration Technologies Corp. Class A	2/16/21	$713,983
Stripe, Inc. Class B	5/18/21	$800,682
Stripe, Inc. Series H	3/15/21	$264,825
ThoughtWorks, Inc. Series A	1/13/21	$1,605,057
ThoughtWorks, Inc. Series B	6/25/21	$821,968
Xsight Labs Ltd. Series D	2/16/21	$525,897

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$36,326
Fidelity High Income Central Fund	91,843
Fidelity Securities Lending Cash Central Fund	22,009
Fidelity VIP Investment Grade Central Fund	48,517,634
Total	$48,667,812

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$111,643,553	$541,642,587	$503,344,099	$(537)	$--	$149,941,504	0.2%
Fidelity High Income Central Fund	57,944,325	--	58,067,211	9,408,236	(9,285,350)	--	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	10,070,364	89,705,381	76,486,020	--	--	23,289,725	0.1%
Fidelity VIP Investment Grade Central Fund	1,724,676,019	183,678,640	--	--	(58,682,515)	1,849,672,144	24.5%
Total	$1,904,334,261	$815,026,608	$637,897,330	$9,407,699	$(67,967,865)	$2,022,903,373

Investment Valuation

The following is a summary of the inputs used, as of June 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$532,311,368	$532,311,368	$--	$--
Consumer Discretionary	565,145,191	537,364,073	27,781,118	--
Consumer Staples	293,765,497	293,765,497	--	--
Energy	177,982,989	177,982,989	--	--
Financials	576,593,159	556,340,093	17,089,391	3,163,675
Health Care	614,696,413	603,798,631	10,897,782	--
Industrials	525,184,620	523,138,437	--	2,046,183
Information Technology	1,199,795,530	1,188,501,683	--	11,293,847
Materials	133,510,003	133,510,003	--	--
Real Estate	116,698,875	116,698,875	--	--
Utilities	112,633,011	112,633,011	--	--
U.S. Government and Government Agency Obligations	6,169,576	--	6,169,576	--
Preferred Securities	1,104,800	--	--	1,104,800
Fixed-Income Funds	1,849,672,144	1,849,672,144	--	--
Money Market Funds	173,231,229	173,231,229	--	--
Total Investments in Securities:	$6,878,494,405	$6,798,948,033	$61,937,867	$17,608,505
Derivative Instruments:
Assets
Futures Contracts	$1,128,065	$1,128,065	$--	$--
Total Assets	$1,128,065	$1,128,065	$--	$--
Total Derivative Instruments:	$1,128,065	$1,128,065	$--	$--
Net unrealized depreciation on unfunded commitments	$(52,768)	$--	$(52,768)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of June 30, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$1,128,065	$0
Total Equity Risk	1,128,065	0
Total Value of Derivatives	$1,128,065	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	13.3%
AAA,AA,A	4.7%
BBB	5.7%
BB	1.5%
B	0.0%
Not Rated	0.4%
Equities	70.8%
Short-Term Investments and Net Other Assets	3.6%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		June 30, 2021 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $22,620,807) — See accompanying schedule: Unaffiliated issuers (cost $2,963,389,269)	$4,855,591,032
Fidelity Central Funds (cost $1,951,665,144)	2,022,903,373
Total Investment in Securities (cost $4,915,054,413)		$6,878,494,405
Cash		150,456
Receivable for investments sold		12,571,863
Receivable for fund shares sold		1,957,149
Unrealized appreciation on unfunded commitments		573,993
Dividends receivable		2,591,500
Distributions receivable from Fidelity Central Funds		5,489
Receivable for daily variation margin on futures contracts		175,560
Other receivables		92,758
Total assets		6,896,613,173
Liabilities
Payable to custodian
Payable for investments purchased	$108
Regular delivery	14,990,356
Delayed delivery	1,368,208
Payable for fund shares redeemed	782,166
Unrealized depreciation on unfunded commitments	626,761
Accrued management fee	2,116,406
Distribution and service plan fees payable	481,156
Other affiliated payables	746,171
Other payables and accrued expenses	652,497
Collateral on securities loaned	23,289,725
Total liabilities		45,053,554
Net Assets		$6,851,559,619
Net Assets consist of:
Paid in capital		$4,578,806,451
Total accumulated earnings (loss)		2,272,753,168
Net Assets		$6,851,559,619
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($291,014,212 ÷ 11,883,822 shares)		$24.49
Service Class:
Net Asset Value, offering price and redemption price per share ($38,923,439 ÷ 1,603,304 shares)		$24.28
Service Class 2:
Net Asset Value, offering price and redemption price per share ($2,333,476,780 ÷ 98,273,483 shares)		$23.74
Investor Class:
Net Asset Value, offering price and redemption price per share ($4,188,145,188 ÷ 172,766,707 shares)		$24.24

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended June 30, 2021 (Unaudited)
Investment Income
Dividends		$25,471,889
Interest		143
Income from Fidelity Central Funds (including $22,009 from security lending)		18,556,903
Total income		44,028,935
Expenses
Management fee	$12,055,251
Transfer agent fees	3,550,527
Distribution and service plan fees	2,710,694
Accounting fees	712,199
Custodian fees and expenses	55,297
Independent trustees' fees and expenses	10,515
Audit	32,207
Legal	9,336
Miscellaneous	15,787
Total expenses before reductions	19,151,813
Expense reductions	(195,249)
Total expenses after reductions		18,956,564
Net investment income (loss)		25,072,371
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $154,079)	258,900,181
Fidelity Central Funds	9,407,699
Foreign currency transactions	(43,667)
Futures contracts	12,394,835
Capital gain distributions from Fidelity Central Funds	30,110,909
Total net realized gain (loss)		310,769,957
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $30,066)	406,268,346
Fidelity Central Funds	(67,967,865)
Assets and liabilities in foreign currencies	(29,142)
Futures contracts	(336,598)
Unfunded commitments	(52,768)
Total change in net unrealized appreciation (depreciation)		337,881,973
Net gain (loss)		648,651,930
Net increase (decrease) in net assets resulting from operations		$673,724,301

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended June 30, 2021 (Unaudited)	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$25,072,371	$67,205,569
Net realized gain (loss)	310,769,957	333,588,513
Change in net unrealized appreciation (depreciation)	337,881,973	669,132,914
Net increase (decrease) in net assets resulting from operations	673,724,301	1,069,926,996
Distributions to shareholders	(342,421,135)	(140,729,871)
Share transactions - net increase (decrease)	536,917,478	148,542,086
Total increase (decrease) in net assets	868,220,644	1,077,739,211
Net Assets
Beginning of period	5,983,338,975	4,905,599,764
End of period	$6,851,559,619	$5,983,338,975

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Balanced Portfolio Initial Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$23.29	$19.55	$16.78	$18.76	$16.77	$16.27
Income from Investment Operations
Net investment income (loss)A	.11	.29	.33	.30	.28	.27
Net realized and unrealized gain (loss)	2.40	4.02	3.62	(1.07)	2.44	.85
Total from investment operations	2.51	4.31	3.95	(.77)	2.72	1.12
Distributions from net investment income	(.05)	(.30)	(.32)	(.27)	(.27)	(.22)
Distributions from net realized gain	(1.26)	(.28)	(.86)	(.94)	(.46)	(.40)
Total distributions	(1.31)	(.57)B	(1.18)	(1.21)	(.73)	(.62)
Net asset value, end of period	$24.49	$23.29	$19.55	$16.78	$18.76	$16.77
Total ReturnC,D,E	11.20%	22.39%	24.51%	(4.22)%	16.43%	7.26%
Ratios to Average Net AssetsF,G
Expenses before reductions	.47%H	.48%	.49%	.49%	.50%	.51%
Expenses net of fee waivers, if any	.46%H	.48%	.49%	.49%	.50%	.51%
Expenses net of all reductions	.46%H	.47%	.48%	.49%	.50%	.51%
Net investment income (loss)	.91%H	1.45%	1.81%	1.64%	1.56%	1.66%
Supplemental Data
Net assets, end of period (000 omitted)	$291,014	$271,384	$240,746	$206,293	$231,977	$209,201
Portfolio turnover rateI	35%H	62%	41%	55%	45%	43%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns for periods of less than one year are not annualized.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Balanced Portfolio Service Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$23.11	$19.40	$16.67	$18.65	$16.69	$16.20
Income from Investment Operations
Net investment income (loss)A	.09	.27	.31	.28	.26	.25
Net realized and unrealized gain (loss)	2.39	4.00	3.58	(1.05)	2.41	.85
Total from investment operations	2.48	4.27	3.89	(.77)	2.67	1.10
Distributions from net investment income	(.05)	(.28)	(.30)	(.27)	(.26)	(.21)
Distributions from net realized gain	(1.26)	(.28)	(.86)	(.94)	(.46)	(.40)
Total distributions	(1.31)	(.56)	(1.16)	(1.21)	(.71)B	(.61)
Net asset value, end of period	$24.28	$23.11	$19.40	$16.67	$18.65	$16.69
Total ReturnC,D,E	11.14%	22.32%	24.30%	(4.27)%	16.25%	7.16%
Ratios to Average Net AssetsF,G
Expenses before reductions	.56%H	.58%	.59%	.59%	.60%	.61%
Expenses net of fee waivers, if any	.56%H	.58%	.59%	.59%	.60%	.61%
Expenses net of all reductions	.56%H	.57%	.58%	.59%	.60%	.61%
Net investment income (loss)	.81%H	1.35%	1.71%	1.53%	1.46%	1.56%
Supplemental Data
Net assets, end of period (000 omitted)	$38,923	$30,072	$19,258	$16,616	$7,933	$4,865
Portfolio turnover rateI	35%H	62%	41%	55%	45%	43%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns for periods of less than one year are not annualized.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Balanced Portfolio Service Class 2

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$22.64	$19.02	$16.37	$18.33	$16.41	$15.95
Income from Investment Operations
Net investment income (loss)A	.08	.24	.28	.25	.23	.22
Net realized and unrealized gain (loss)	2.32	3.91	3.51	(1.04)	2.38	.83
Total from investment operations	2.40	4.15	3.79	(.79)	2.61	1.05
Distributions from net investment income	(.04)	(.25)	(.28)	(.23)	(.23)	(.19)
Distributions from net realized gain	(1.26)	(.28)	(.86)	(.94)	(.46)	(.40)
Total distributions	(1.30)	(.53)	(1.14)	(1.17)	(.69)	(.59)
Net asset value, end of period	$23.74	$22.64	$19.02	$16.37	$18.33	$16.41
Total ReturnB,C,D	11.03%	22.13%	24.11%	(4.44)%	16.12%	6.98%
Ratios to Average Net AssetsE,F
Expenses before reductions	.71%G	.73%	.74%	.74%	.75%	.76%
Expenses net of fee waivers, if any	.71%G	.73%	.74%	.74%	.75%	.76%
Expenses net of all reductions	.71%G	.72%	.73%	.74%	.75%	.76%
Net investment income (loss)	.66%G	1.20%	1.56%	1.39%	1.31%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$2,333,477	$1,985,175	$1,492,773	$1,045,617	$979,052	$687,973
Portfolio turnover rateH	35%G	62%	41%	55%	45%	43%

 A Calculated based on average shares outstanding during the period.

 B Total returns for periods of less than one year are not annualized.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Balanced Portfolio Investor Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$23.08	$19.37	$16.64	$18.61	$16.65	$16.16
Income from Investment Operations
Net investment income (loss)A	.10	.27	.31	.28	.26	.25
Net realized and unrealized gain (loss)	2.37	4.00	3.59	(1.05)	2.41	.85
Total from investment operations	2.47	4.27	3.90	(.77)	2.67	1.10
Distributions from net investment income	(.05)	(.28)	(.31)	(.26)	(.25)	(.21)
Distributions from net realized gain	(1.26)	(.28)	(.86)	(.94)	(.46)	(.40)
Total distributions	(1.31)	(.56)	(1.17)	(1.20)	(.71)	(.61)
Net asset value, end of period	$24.24	$23.08	$19.37	$16.64	$18.61	$16.65
Total ReturnB,C,D	11.12%	22.35%	24.38%	(4.28)%	16.28%	7.18%
Ratios to Average Net AssetsE,F
Expenses before reductions	.54%G	.56%	.57%	.57%	.58%	.59%
Expenses net of fee waivers, if any	.54%G	.55%	.57%	.57%	.58%	.59%
Expenses net of all reductions	.54%G	.55%	.56%	.57%	.58%	.59%
Net investment income (loss)	.84%G	1.37%	1.73%	1.56%	1.48%	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$4,188,145	$3,696,708	$3,152,822	$2,599,494	$2,750,265	$2,350,058
Portfolio turnover rateH	35%G	62%	41%	55%	45%	43%

 A Calculated based on average shares outstanding during the period.

 B Total returns for periods of less than one year are not annualized.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended June 30, 2021

1. Organization.

VIP Balanced Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity VIP Investment Grade Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements.	Delayed Delivery & When Issued Securities Restricted Securities	Less than .005%
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the investing fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of June 30, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, market discount and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,011,122,677
Gross unrealized depreciation	(53,950,497)
Net unrealized appreciation (depreciation)	$1,957,172,180
Tax cost	$4,922,397,522

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on these commitments is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and in the Statement of Operations as Change in unrealized appreciation (depreciation) on unfunded commitments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Balanced Portfolio	1,317,822,474	1,093,871,378

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .38% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$16,485
Service Class 2	2,694,209
$2,710,694

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Initial Class	$88,184.06
Service Class	10,482.06
Service Class 2	685,204.06
Investor Class	2,766,657.14
	$3,550,527

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
VIP Balanced Portfolio	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Balanced Portfolio	$20,981

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
VIP Balanced Portfolio	92,023,508	55,117,014

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Balanced Portfolio	$5,939

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Balanced Portfolio	$2,416	$–	$–

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $186,439 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $8,810.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended June 30, 2021	Year ended December 31, 2020
VIP Balanced Portfolio
Distributions to shareholders
Initial Class	$15,224,779	$6,811,268
Service Class	1,732,915	622,582
Service Class 2	115,114,918	43,635,462
Investor Class	210,348,523	89,660,559
Total	$342,421,135	$140,729,871

11. Share Transactions.

Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Six months ended June 30, 2021	Year ended December 31, 2020	Six months ended June 30, 2021	Year ended December 31, 2020
VIP Balanced Portfolio
Initial Class
Shares sold	666,639	1,469,953	$15,681,150	$29,756,335
Reinvestment of distributions	668,340	323,113	15,224,779	6,811,268
Shares redeemed	(1,101,687)	(2,458,918)	(25,516,629)	(48,439,077)
Net increase (decrease)	233,292	(665,852)	$5,389,300	$(11,871,474)
Service Class
Shares sold	301,215	557,479	$7,137,314	$11,219,030
Reinvestment of distributions	76,678	29,571	1,732,915	622,582
Shares redeemed	(75,732)	(278,360)	(1,746,292)	(5,401,738)
Net increase (decrease)	302,161	308,690	$7,123,937	$6,439,874
Service Class 2
Shares sold	9,381,922	17,807,960	$214,065,803	$341,896,250
Reinvestment of distributions	5,206,464	2,130,334	115,114,918	43,635,462
Shares redeemed	(3,982,826)	(10,736,601)	(90,969,846)	(205,709,214)
Net increase (decrease)	10,605,560	9,201,693	$238,210,875	$179,822,498
Investor Class
Shares sold	5,102,355	5,557,583	$118,555,238	$113,503,524
Reinvestment of distributions	9,323,959	4,297,716	210,348,523	89,660,559
Shares redeemed	(1,839,773)	(12,427,422)	(42,710,395)	(229,012,895)
Net increase (decrease)	12,586,541	(2,572,123)	$286,193,366	$(25,848,812)

12. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP: Balanced Portfolio	64%	1	17%

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2021 to June 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period-B January 1, 2021 to June 30, 2021
VIP Balanced Portfolio
Initial Class	.46%
Actual		$1,000.00	$1,112.00	$2.41
Hypothetical-C		$1,000.00	$1,022.51	$2.31
Service Class	.56%
Actual		$1,000.00	$1,111.40	$2.93
Hypothetical-C		$1,000.00	$1,022.02	$2.81
Service Class 2.71%
Actual		$1,000.00	$1,110.30	$3.71
Hypothetical-C		$1,000.00	$1,021.27	$3.56
Investor Class	.54%
Actual		$1,000.00	$1,111.20	$2.83
Hypothetical-C		$1,000.00	$1,022.12	$2.71

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

VIP Balanced Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

Approval of Stub Period Continuation. At its January 2021 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in August 2018, November 2018, March 2019, October 2019, November 2019, and January 2020. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP Balanced Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

VIP Balanced Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of a representative class of the fund compared to competitive fund median expenses. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of Initial Class ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

VIPBAL-SANN-0821
1.705697.123

Fidelity® Variable Insurance Products:

Growth Opportunities Portfolio

Semi-Annual Report

June 30, 2021

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Top Ten Stocks as of June 30, 2021

% of fund's net assets
Microsoft Corp.	6.8
Alphabet, Inc. Class C	4.9
Amazon.com, Inc.	4.6
Apple, Inc.	3.8
Facebook, Inc. Class A	3.7
NVIDIA Corp.	2.4
Sea Ltd. ADR	2.1
Alphabet, Inc. Class A	2.0
Salesforce.com, Inc.	1.8
T-Mobile U.S., Inc.	1.7
33.8

Top Five Market Sectors as of June 30, 2021

% of fund's net assets
Information Technology	37.6
Communication Services	20.8
Consumer Discretionary	14.9
Health Care	14.4
Industrials	3.7

Asset Allocation (% of fund's net assets)

As of June 30, 2021*
Stocks	100.1%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)**	(0.2)%

 * Foreign investments - 14.1%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Schedule of Investments June 30, 2021 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
COMMUNICATION SERVICES - 20.8%
Entertainment - 5.4%
Netflix, Inc. (a)	91,200	$48,172,752
Roku, Inc. Class A (a)	121,324	55,718,047
Sea Ltd. ADR (a)	256,688	70,486,525
Spotify Technology SA (a)	5,600	1,543,304
The Walt Disney Co. (a)	35,651	6,266,376
		182,187,004
Interactive Media & Services - 12.3%
Alphabet, Inc.:
Class A (a)	28,176	68,799,875
Class C (a)	66,223	165,976,029
Facebook, Inc. Class A (a)	363,379	126,350,512
LegalZoom.com, Inc.	12,100	457,985
Match Group, Inc. (a)	34,174	5,510,558
MediaAlpha, Inc. Class A	42,300	1,780,830
Snap, Inc. Class A (a)	358,200	24,407,748
Vimeo, Inc. (a)	25,162	1,232,938
Zoominfo Technologies, Inc.	492,000	25,667,640
		420,184,115
Media - 1.4%
Comcast Corp. Class A	259,890	14,818,928
Magnite, Inc. (a)(b)	726,850	24,596,604
TechTarget, Inc. (a)	111,328	8,626,807
		48,042,339
Wireless Telecommunication Services - 1.7%
T-Mobile U.S., Inc.	392,088	56,786,105

TOTAL COMMUNICATION SERVICES		707,199,563

CONSUMER DISCRETIONARY - 14.1%
Automobiles - 1.6%
Arrival SA (c)	240,957	3,775,796
Lordstown Motors Corp. (c)	130,761	1,373,906
Neutron Holdings, Inc. (a)(c)(d)	106,587	1,460
Rad Power Bikes, Inc. (c)(d)	56,834	274,158
Tesla, Inc. (a)	73,725	50,110,883
		55,536,203
Diversified Consumer Services - 0.2%
Arco Platform Ltd. Class A (a)	116,277	3,565,053
FSN E-Commerce Ventures Pvt Ltd. (c)(d)	12,079	1,748,828
		5,313,881
Hotels, Restaurants & Leisure - 0.3%
Airbnb, Inc. Class A	64,000	9,800,960
Penn National Gaming, Inc. (a)	13,400	1,024,966
Rush Street Interactive, Inc. (c)	60,600	742,956
		11,568,882
Household Durables - 0.5%
Lovesac (a)	18,000	1,436,220
Purple Innovation, Inc. (a)	640,000	16,902,400
		18,338,620
Internet & Direct Marketing Retail - 8.1%
Alibaba Group Holding Ltd. sponsored ADR (a)	126,092	28,595,144
Amazon.com, Inc. (a)	45,728	157,311,636
Doordash, Inc. (b)	34,900	6,223,717
Farfetch Ltd. Class A (a)	47,500	2,392,100
Global-e Online Ltd. (a)	182,033	10,390,444
Marqeta, Inc. Class A	13,700	384,559
Meituan Class B (a)(e)	286,900	11,839,156
Pinduoduo, Inc. ADR (a)	282,403	35,870,829
Porch Group, Inc. Class A (a)	194,900	3,769,366
thredUP, Inc. (a)	6,100	177,388
Wayfair LLC Class A (a)	60,718	19,169,280
Zomato Ltd. (c)	1,567,800	1,272,329
		277,395,948
Leisure Products - 0.4%
Beachbody Co. Group LLC (c)(f)	119,354	1,117,153
Peloton Interactive, Inc. Class A (a)	109,500	13,580,190
		14,697,343
Specialty Retail - 2.4%
Academy Sports & Outdoors, Inc.	31,400	1,294,936
American Eagle Outfitters, Inc.	30,363	1,139,523
Auto1 Group SE (e)	356,000	15,639,805
Carvana Co. Class A (a)(b)	187,870	56,702,923
Cazoo Holdings Ltd. (c)	19,630	602,762
Shift Technologies, Inc. Class A (a)(b)	540,700	4,639,206
		80,019,155
Textiles, Apparel & Luxury Goods - 0.6%
Allbirds, Inc. (a)(c)(d)	6,630	71,670
Bombas LLC (c)(d)	677,445	2,993,955
Capri Holdings Ltd. (a)	40,000	2,287,600
Deckers Outdoor Corp. (a)	2,400	921,768
Figs, Inc. Class A (a)	5,100	255,510
lululemon athletica, Inc. (a)	26,272	9,588,492
Paymentus Holdings, Inc. (a)	5,900	209,450
Tapestry, Inc. (a)	92,000	4,000,160
		20,328,605

TOTAL CONSUMER DISCRETIONARY		483,198,637

CONSUMER STAPLES - 1.4%
Food & Staples Retailing - 0.9%
BJ's Wholesale Club Holdings, Inc. (a)	218,400	10,391,472
Blink Health, Inc. Series A1 (c)(d)	8,327	317,925
Costco Wholesale Corp.	46,900	18,556,923
Oatly Group AB ADR (a)	35,400	865,884
Sweetgreen, Inc. warrants 1/21/26 (a)(c)(d)	56,101	221,599
		30,353,803
Food Products - 0.5%
AppHarvest, Inc. (c)	608,885	9,742,160
AppHarvest, Inc. (a)(b)	249,800	3,996,800
Beyond Meat, Inc. (a)(b)	13,811	2,175,094
		15,914,054
Tobacco - 0.0%
JUUL Labs, Inc. Class B (a)(c)(d)	560	34,272

TOTAL CONSUMER STAPLES		46,302,129

ENERGY - 1.1%
Oil, Gas & Consumable Fuels - 1.1%
Reliance Industries Ltd.	1,276,535	36,231,004
Reliance Industries Ltd.	77,762	1,554,874
		37,785,878
FINANCIALS - 2.5%
Banks - 0.7%
Starling Bank Ltd. Series D (a)(d)	1,013,900	1,815,362
Wells Fargo & Co.	488,600	22,128,694
		23,944,056
Capital Markets - 0.2%
Coinbase Global, Inc. (a)	2,700	683,910
XP, Inc. Class A (a)	116,200	5,060,510
		5,744,420
Consumer Finance - 0.8%
Capital One Financial Corp.	56,800	8,786,392
LendingTree, Inc. (a)(b)	82,123	17,400,221
		26,186,613
Diversified Financial Services - 0.6%
CareMax, Inc. (c)	100,000	1,161,000
CareMax, Inc. Class A (a)(b)	252,706	3,259,907
Flywire Corp. (a)	73,927	2,716,078
Latch, Inc. (c)	55,500	646,936
Latch, Inc. (a)(b)	191,000	2,343,570
Payoneer, Inc. (c)(f)	65,400	610,378
Proterra, Inc. (c)	81,000	1,316,615
The Original BARK Co. (c)	596,891	6,282,875
The Original BARK Co. Class A (a)(b)	72,830	806,956
View, Inc. (c)	179,413	1,445,351
		20,589,666
Insurance - 0.2%
Goosehead Insurance	22,200	2,826,060
Palomar Holdings, Inc. (a)(b)	48,400	3,652,264
Trupanion, Inc. (a)(b)	21,700	2,497,670
		8,975,994

TOTAL FINANCIALS		85,440,749

HEALTH CARE - 14.4%
Biotechnology - 5.4%
AbbVie, Inc.	90,500	10,193,920
ADC Therapeutics SA (a)	37,288	907,963
Agios Pharmaceuticals, Inc. (a)	138,500	7,632,735
Alnylam Pharmaceuticals, Inc. (a)	84,451	14,316,134
Applied Therapeutics, Inc. (a)	57,437	1,193,541
Arcutis Biotherapeutics, Inc. (a)	40,700	1,110,703
Argenx SE ADR (a)	21,131	6,361,910
Ascendis Pharma A/S sponsored ADR (a)	16,125	2,121,244
Aurinia Pharmaceuticals, Inc. (a)(b)	205,200	2,659,392
Crinetics Pharmaceuticals, Inc. (a)	75,786	1,428,566
Cullinan Oncology, Inc.	12,200	314,150
Cytokinetics, Inc. (a)	131,600	2,604,364
Exelixis, Inc. (a)	157,900	2,876,938
Forma Therapeutics Holdings, Inc.	71,800	1,787,102
Fusion Pharmaceuticals, Inc. (a)	22,300	180,184
Generation Bio Co.	19,705	530,065
Gritstone Bio, Inc. (a)(b)	149,524	1,365,154
Instil Bio, Inc. (a)	132,900	2,567,628
Keros Therapeutics, Inc. (a)	39,700	1,686,059
Kura Oncology, Inc. (a)	50,300	1,048,755
Mirati Therapeutics, Inc. (a)	26,600	4,296,698
Moderna, Inc. (a)	31,000	7,284,380
Monte Rosa Therapeutics, Inc.	22,000	499,400
Morphic Holding, Inc. (a)	38,600	2,215,254
Neurocrine Biosciences, Inc. (a)	185,922	18,093,929
Novavax, Inc. (a)(b)	99,100	21,039,921
ORIC Pharmaceuticals, Inc. (a)	12,700	224,663
Passage Bio, Inc. (a)	43,581	577,012
Poseida Therapeutics, Inc. (a)	9,300	93,186
Prelude Therapeutics, Inc.	52,200	1,494,486
Protagonist Therapeutics, Inc. (a)	86,866	3,898,546
PTC Therapeutics, Inc. (a)	9,000	380,430
Regeneron Pharmaceuticals, Inc. (a)	64,782	36,183,338
Relay Therapeutics, Inc. (a)	79,300	2,901,587
Repare Therapeutics, Inc.	3,400	106,012
Revolution Medicines, Inc. (a)	70,593	2,240,622
Sage Therapeutics, Inc. (a)	800	45,448
Sarepta Therapeutics, Inc. (a)	84,913	6,601,137
TG Therapeutics, Inc. (a)	67,900	2,633,841
Translate Bio, Inc. (a)	115,900	3,191,886
Vaxcyte, Inc.	69,704	1,569,037
Zentalis Pharmaceuticals, Inc. (a)	77,300	4,112,360
Zymeworks, Inc. (a)	13,900	482,191
		183,051,871
Health Care Equipment & Supplies - 3.0%
Boston Scientific Corp. (a)	618,492	26,446,718
Danaher Corp.	43,200	11,593,152
DexCom, Inc. (a)	27,800	11,870,600
Hologic, Inc. (a)	107,366	7,163,460
Insulet Corp. (a)	26,800	7,356,868
JEOL Ltd.	6,900	403,709
Novocure Ltd. (a)	76,546	16,979,434
Penumbra, Inc. (a)	29,400	8,057,364
TransMedics Group, Inc. (a)	337,741	11,206,246
ViewRay, Inc. (a)	92,400	609,840
		101,687,391
Health Care Providers & Services - 4.8%
1Life Healthcare, Inc. (a)	566,820	18,739,069
Alignment Healthcare, Inc. (a)	117,300	2,741,301
Cano Health LLC (c)	601,200	6,910,794
Cano Health, Inc. (a)	318,100	3,849,010
Centene Corp. (a)	232,200	16,934,346
Cigna Corp.	53,145	12,599,085
Clover Health Investments Corp. (c)	40,700	542,124
Clover Health Investments Corp. Class B	126,670	1,670,372
Humana, Inc.	77,672	34,386,948
LifeStance Health Group, Inc.	67,500	1,880,550
Oak Street Health, Inc. (a)(b)	210,400	12,323,128
UnitedHealth Group, Inc.	124,148	49,713,825
		162,290,552
Health Care Technology - 0.5%
agilon health, Inc. (a)	188,200	7,635,274
Doximity, Inc.	30,000	1,746,000
GoodRx Holdings, Inc. (b)	103,300	3,719,833
Inspire Medical Systems, Inc. (a)	20,300	3,923,178
		17,024,285
Life Sciences Tools & Services - 0.2%
10X Genomics, Inc. (a)	5,500	1,077,010
Maravai LifeSciences Holdings, Inc.	37,599	1,569,006
Sartorius Stedim Biotech	11,926	5,640,946
		8,286,962
Pharmaceuticals - 0.5%
Arvinas Holding Co. LLC (a)	22,000	1,694,000
Horizon Therapeutics PLC (a)	42,700	3,998,428
IMARA, Inc. (a)	192,221	1,518,546
Intra-Cellular Therapies, Inc. (a)	20,380	831,912
Nabriva Therapeutics PLC (a)(b)	163,155	220,259
Nabriva Therapeutics PLC warrants 6/1/22 (a)	1,049,672	11
Nektar Therapeutics (a)	301,699	5,177,155
Nuvation Bio, Inc. (c)	243,417	2,266,212
Nuvation Bio, Inc.	78,128	691,003
Terns Pharmaceuticals, Inc.	108,800	1,333,888
Theravance Biopharma, Inc. (a)	56,900	826,188
		18,557,602

TOTAL HEALTH CARE		490,898,663

INDUSTRIALS - 3.2%
Aerospace & Defense - 0.0%
Space Exploration Technologies Corp. Class A (a)(c)(d)	1,300	545,987
Air Freight & Logistics - 0.3%
InPost SA	439,700	8,824,781
Building Products - 0.1%
The AZEK Co., Inc.	122,300	5,192,858
Electrical Equipment - 0.7%
Sunrun, Inc. (a)	279,618	15,597,092
Vestas Wind Systems A/S	196,785	7,681,558
		23,278,650
Marine - 0.0%
Star Bulk Carriers Corp.	16,800	385,560
Road & Rail - 2.1%
Lyft, Inc. (a)	407,216	24,628,424
TuSimple Holdings, Inc. (a)	62,400	4,445,376
Uber Technologies, Inc. (a)	838,493	42,025,269
		71,099,069

TOTAL INDUSTRIALS		109,326,905

INFORMATION TECHNOLOGY - 37.0%
Communications Equipment - 0.2%
Lumentum Holdings, Inc. (a)	100,900	8,276,827
Electronic Equipment & Components - 0.3%
Flex Ltd. (a)	281,652	5,033,121
Hon Hai Precision Industry Co. Ltd. (Foxconn)	74,000	296,875
Jabil, Inc.	84,200	4,893,704
		10,223,700
IT Services - 6.3%
Affirm Holdings, Inc. (b)	7,500	505,125
Afterpay Ltd. (a)	35,307	3,128,963
Dlocal Ltd.	47,000	2,468,910
EPAM Systems, Inc. (a)	9,471	4,839,302
Global Payments, Inc.	38,474	7,215,414
GoDaddy, Inc. (a)	375,106	32,619,218
MasterCard, Inc. Class A	35,256	12,871,613
MongoDB, Inc. Class A (a)	30,786	11,129,755
Nuvei Corp. (e)	181,600	14,863,775
PayPal Holdings, Inc. (a)	71,747	20,912,816
Repay Holdings Corp. (a)	208,900	5,021,956
Riskified Ltd. (a)(c)(d)	122,600	1,593,800
Riskified Ltd. warrants (a)(c)(d)	147	0
Snowflake Computing, Inc.	6,286	1,519,955
Square, Inc. (a)	96,300	23,477,940
TaskUs, Inc.	138,600	4,745,664
Twilio, Inc. Class A (a)	46,677	18,398,206
Visa, Inc. Class A	59,633	13,943,388
Wix.com Ltd. (a)	120,190	34,888,753
		214,144,553
Semiconductors & Semiconductor Equipment - 7.7%
Applied Materials, Inc.	200,595	28,564,728
Cirrus Logic, Inc. (a)	11,600	987,392
Lam Research Corp.	34,444	22,412,711
Marvell Technology, Inc.	283,770	16,552,304
Micron Technology, Inc. (a)	472,255	40,132,230
NVIDIA Corp.	103,863	83,100,786
NXP Semiconductors NV	215,045	44,239,057
ON Semiconductor Corp. (a)	346,839	13,276,997
Semtech Corp. (a)	14,200	976,960
SolarEdge Technologies, Inc. (a)	38,643	10,679,766
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	24,200	2,907,872
		263,830,803
Software - 18.3%
ACV Auctions, Inc.	221,821	5,401,009
ACV Auctions, Inc. Class A (a)	12,740	326,526
Adobe, Inc. (a)	56,057	32,829,221
Alkami Technology, Inc.	137,573	4,416,506
Alkami Technology, Inc. (a)	1,700	60,639
Alteryx, Inc. Class A (a)(b)	2,800	240,856
Anaplan, Inc. (a)	181,300	9,663,290
Autodesk, Inc. (a)	37,185	10,854,302
BTRS Holdings, Inc. (c)	242,599	3,061,599
Ceridian HCM Holding, Inc. (a)	97,900	9,390,568
Clear Secure, Inc.	5,200	208,000
Cloudflare, Inc. (a)	49,297	5,217,594
Confluent, Inc.	8,300	394,250
Coupa Software, Inc. (a)	22,360	5,860,780
Digital Turbine, Inc. (a)	218,900	16,642,967
DocuSign, Inc. (a)	12,752	3,565,077
DoubleVerify Holdings, Inc. (a)	158,100	6,693,954
DoubleVerify Holdings, Inc.	164,233	6,258,263
Dynatrace, Inc. (a)	531,700	31,061,914
Elastic NV (a)	69,781	10,171,279
Epic Games, Inc. (c)(d)	8,216	7,271,160
fuboTV, Inc. (a)(b)	275,300	8,839,883
HubSpot, Inc. (a)	40,593	23,654,353
Intapp, Inc.	171,500	4,802,000
Intuit, Inc.	40,790	19,994,034
Lightspeed POS, Inc. (Canada) (a)	298,237	24,961,349
Microsoft Corp.	848,744	229,924,746
Monday.com Ltd. (b)	17,900	4,002,261
Olo, Inc. (a)(b)	12,000	448,680
Pine Labs Private Ltd. (c)(d)	2,299	857,205
RingCentral, Inc. (a)	9,217	2,678,276
Salesforce.com, Inc. (a)	257,231	62,833,816
SentinelOne, Inc.	15,000	637,500
ServiceNow, Inc. (a)	37,518	20,618,017
Stripe, Inc. Class B (a)(c)(d)	10,400	417,300
Technology One Ltd.	47,904	334,467
The Trade Desk, Inc. (a)	84,450	6,533,052
Viant Technology, Inc.	182,101	5,422,968
Volue A/S	309,200	1,784,782
Workday, Inc. Class A (a)	47,393	11,314,605
Zendesk, Inc. (a)	21,600	3,117,744
Zoom Video Communications, Inc. Class A (a)	48,000	18,577,440
Zuora, Inc. (a)	38,600	665,850
		622,010,082
Technology Hardware, Storage & Peripherals - 4.2%
Apple, Inc.	936,504	128,263,588
Samsung Electronics Co. Ltd.	182,850	13,058,403
		141,321,991

TOTAL INFORMATION TECHNOLOGY		1,259,807,956

MATERIALS - 0.8%
Chemicals - 0.0%
Corbion NV	18,521	1,058,533
Metals & Mining - 0.8%
First Quantum Minerals Ltd.	147,000	3,388,020
Freeport-McMoRan, Inc.	585,300	21,720,483
		25,108,503

TOTAL MATERIALS		26,167,036

UTILITIES - 2.0%
Electric Utilities - 1.1%
Edison International	174,507	10,089,995
FirstEnergy Corp.	126,800	4,718,228
NextEra Energy, Inc.	81,052	5,939,491
ORSTED A/S (e)	117,794	16,529,196
		37,276,910
Independent Power and Renewable Electricity Producers - 0.9%
Brookfield Renewable Corp.	58,450	2,455,692
NextEra Energy Partners LP	272,300	20,792,828
The AES Corp.	252,600	6,585,282
		29,833,802

TOTAL UTILITIES		67,110,712

TOTAL COMMON STOCKS
(Cost $1,733,382,466)		3,313,238,228

Preferred Stocks - 2.3%
Convertible Preferred Stocks - 2.0%
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Starry, Inc. Series D (a)(c)(d)	236,200	396,816
CONSUMER DISCRETIONARY - 0.6%
Automobiles - 0.3%
Bird Rides, Inc. (c)	286,744	2,152,587
Rad Power Bikes, Inc.:
Series A (c)(d)	7,410	35,745
Series C (c)(d)	29,156	140,644
Rivian Automotive, Inc.:
Series E (c)(d)	203,741	7,507,856
Series F (c)(d)	39,077	1,439,987
		11,276,819
Internet & Direct Marketing Retail - 0.3%
GoBrands, Inc. Series G (c)(d)	10,300	2,572,088
Instacart, Inc.:
Series H (c)(d)	39,942	4,992,750
Series I (c)(d)	13,388	1,673,500
		9,238,338
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc.:
Series A (a)(c)(d)	2,615	28,268
Series B (a)(c)(d)	460	4,973
Series C (a)(c)(d)	4,390	47,456
Series Seed (a)(c)(d)	1,405	15,188
		95,885
TOTAL CONSUMER DISCRETIONARY		20,611,042
CONSUMER STAPLES - 0.4%
Food & Staples Retailing - 0.1%
Blink Health, Inc. Series C (a)(c)(d)	37,050	1,414,569
Sweetgreen, Inc.:
Series C (a)(c)(d)	749	9,849
Series D (a)(c)(d)	12,050	158,458
Series I (a)(c)(d)	28,401	373,473
Series J (c)(d)	56,101	737,728
		2,694,077
Food Products - 0.1%
Bowery Farming, Inc. Series C1 (c)(d)	57,277	3,450,899
Tobacco - 0.2%
JUUL Labs, Inc.:
Series C (a)(c)(d)	131,549	8,050,799
Series D (a)(c)(d)	741	45,349
		8,096,148
TOTAL CONSUMER STAPLES		14,241,124
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Sonder Holdings, Inc.:
Series D1 (c)	28,666	406,535
Series E (a)(c)	122,861	1,742,386
		2,148,921
INDUSTRIALS - 0.5%
Aerospace & Defense - 0.3%
Relativity Space, Inc. Series E (c)(d)	149,903	3,423,050
Space Exploration Technologies Corp.:
Series I (a)(c)(d)	3,941	1,655,181
Series N (c)(d)	8,100	3,401,919
		8,480,150
Construction & Engineering - 0.1%
Beta Technologies, Inc. Series A (c)(d)	64,780	4,746,431
Road & Rail - 0.1%
Convoy, Inc. Series D (a)(c)(d)	197,216	2,603,251
Transportation Infrastructure - 0.0%
Delhivery Pvt Ltd. Series H (c)(d)	1,519	728,299
TOTAL INDUSTRIALS		16,558,131
INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.0%
Xsight Labs Ltd. Series D (c)(d)	74,300	594,103
Electronic Equipment & Components - 0.1%
Enevate Corp. Series E (c)(d)	1,172,546	1,299,983
IT Services - 0.2%
ByteDance Ltd. Series E1 (c)(d)	17,456	2,072,551
Riskified Ltd. Series E (a)(c)(d)	17,500	227,500
Yanka Industries, Inc.:
Series E (a)(c)(d)	53,172	1,694,953
Series F (c)(d)	55,568	1,771,330
		5,766,334
Semiconductors & Semiconductor Equipment - 0.0%
SiMa.ai Series B (c)(d)	171,100	877,298
Tenstorrent, Inc. Series C1 (c)(d)	4,700	279,435
		1,156,733
Software - 0.1%
Databricks, Inc. Series G (c)(d)	9,000	1,596,311
Stripe, Inc. Series H (c)(d)	4,500	180,563
ThoughtWorks, Inc.:
Series A (c)(d)	2,054	1,359,358
Series B (c)(d)	1,300	860,353
		3,996,585
TOTAL INFORMATION TECHNOLOGY		12,813,738
MATERIALS - 0.1%
Metals & Mining - 0.1%
Diamond Foundry, Inc. Series C (c)(d)	99,028	2,376,672

TOTAL CONVERTIBLE PREFERRED STOCKS		69,146,444

Nonconvertible Preferred Stocks - 0.3%
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Starry, Inc. Series E1 (c)(d)	659,560	1,108,061
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.0%
Neutron Holdings, Inc. Series 1C (a)(c)(d)	1,673,000	22,920
Waymo LLC Series A2 (a)(c)(d)	7,496	687,548
		710,468
Specialty Retail - 0.1%
Cazoo Holdings Ltd.:
Series A (c)	641	19,683
Series B (c)	11,220	344,523
Series C (c)	228	7,001
Series D (c)	40,082	1,230,765
		1,601,972
TOTAL CONSUMER DISCRETIONARY		2,312,440
INFORMATION TECHNOLOGY - 0.2%
IT Services - 0.1%
Gupshup, Inc. (c)(d)(f)	70,900	1,621,143
Software - 0.1%
Pine Labs Private Ltd.:
Series 1 (c)(d)	5,494	2,048,493
Series A (c)(d)	1,373	511,937
Series B (c)(d)	1,494	557,053
Series B2 (c)(d)	1,208	450,415
Series C (c)(d)	2,247	837,816
Series C1 (c)(d)	473	176,363
Series D (c)(d)	506	188,667
		4,770,744
TOTAL INFORMATION TECHNOLOGY		6,391,887

TOTAL NONCONVERTIBLE PREFERRED STOCKS		9,812,388

TOTAL PREFERRED STOCKS
(Cost $58,723,954)		78,958,832
	Principal Amount	Value

Convertible Bonds - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc.:
4% 5/22/27 (c)(d)	130,700	130,700
4% 6/12/27 (c)(d)	35,600	35,600
TOTAL CONVERTIBLE BONDS
(Cost $166,300)		166,300

Preferred Securities - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Internet & Direct Marketing Retail - 0.1%
Circle Internet Financial Ltd. 0% (c)(d)(g)	3,486,300	3,486,300
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment & Components - 0.0%
Enevate Corp. 0% 1/29/23 (c)(d)	499,219	499,219
Semiconductors & Semiconductor Equipment - 0.0%
Tenstorrent, Inc. 0% (c)(d)(g)	260,000	260,000

TOTAL INFORMATION TECHNOLOGY		759,219

TOTAL PREFERRED SECURITIES
(Cost $4,245,519)		4,245,519
	Shares	Value

Money Market Funds - 3.0%
Fidelity Cash Central Fund 0.06% (h)	11,462,994	11,465,287
Fidelity Securities Lending Cash Central Fund 0.06% (h)(i)	88,181,449	88,190,267
TOTAL MONEY MARKET FUNDS
(Cost $99,655,554)		99,655,554

Equity Funds - 0.5%
Domestic Equity Funds - 0.5%
iShares Russell 1000 Growth Index ETF (b)
(Cost $15,924,459)	59,600	16,180,208
TOTAL INVESTMENT IN SECURITIES - 103.2%
(Cost $1,912,098,252)		3,512,444,641
NET OTHER ASSETS (LIABILITIES) - (3.2)%		(107,476,615)
NET ASSETS - 100%		$3,404,968,026

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $142,590,916 or 4.2% of net assets.

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $58,871,932 or 1.7% of net assets.

 (f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Allbirds, Inc.	10/9/18	$72,712
Allbirds, Inc. Series A	10/9/18	$28,679
Allbirds, Inc. Series B	10/9/18	$5,045
Allbirds, Inc. Series C	10/9/18	$48,146
Allbirds, Inc. Series Seed	10/9/18	$15,409
AppHarvest, Inc.	1/29/21	$6,088,850
Arrival SA	3/24/21	$2,409,570
Beachbody Co. Group LLC	2/9/21	$1,193,540
Beta Technologies, Inc. Series A	4/9/21	$4,746,431
Bird Rides, Inc.	2/12/21 - 4/20/21	$1,488,022
Blink Health, Inc. Series A1	12/30/20	$225,578
Blink Health, Inc. Series C	11/7/19 - 1/21/21	$1,414,420
Bombas LLC	2/16/21	$2,993,957
Bowery Farming, Inc. Series C1	5/18/21	$3,450,899
BTRS Holdings, Inc.	1/12/21	$2,425,990
ByteDance Ltd. Series E1	11/18/20	$1,912,727
Cano Health LLC	11/11/20	$6,012,000
CareMax, Inc.	12/18/20	$1,000,000
Cazoo Holdings Ltd.	9/30/20	$269,127
Cazoo Holdings Ltd. Series A	9/30/20	$8,788
Cazoo Holdings Ltd. Series B	9/30/20	$153,826
Cazoo Holdings Ltd. Series C	9/30/20	$3,126
Cazoo Holdings Ltd. Series D	9/30/20	$549,523
Circle Internet Financial Ltd. 0%	5/11/21	$3,486,300
Clover Health Investments Corp.	1/5/21	$407,000
Convoy, Inc. Series D	10/30/19	$2,670,305
Databricks, Inc. Series G	2/1/21	$1,596,311
Delhivery Pvt Ltd. Series H	5/20/21	$741,460
Diamond Foundry, Inc. Series C	3/15/21	$2,376,672
Enevate Corp. Series E	1/29/21	$1,299,984
Enevate Corp. 0% 1/29/23	1/29/21	$499,219
Epic Games, Inc.	7/13/20 - 3/29/21	$6,646,200
FSN E-Commerce Ventures Pvt Ltd.	10/7/20 - 10/26/20	$994,523
GoBrands, Inc. Series G	3/2/21	$2,572,088
Gupshup, Inc.	6/8/21	$1,621,143
Instacart, Inc. Series H	11/13/20	$2,396,520
Instacart, Inc. Series I	2/26/21	$1,673,500
JUUL Labs, Inc. Class B	11/21/17	$0
JUUL Labs, Inc. Series C	5/22/15	$0
JUUL Labs, Inc. Series D	6/25/18	$0
Latch, Inc.	1/24/21	$555,000
Lordstown Motors Corp.	10/23/20	$1,307,610
Neutron Holdings, Inc.	2/4/21	$1,066
Neutron Holdings, Inc. Series 1C	7/3/18	$305,891
Neutron Holdings, Inc. 4% 5/22/27	6/4/20	$130,700
Neutron Holdings, Inc. 4% 6/12/27	6/12/20	$35,600
Nuvation Bio, Inc.	2/10/21	$2,434,170
Payoneer, Inc.	2/3/21	$654,000
Pine Labs Private Ltd.	6/30/21	$857,205
Pine Labs Private Ltd. Series 1	6/30/21	$2,048,493
Pine Labs Private Ltd. Series A	6/30/21	$511,937
Pine Labs Private Ltd. Series B	6/30/21	$557,053
Pine Labs Private Ltd. Series B2	6/30/21	$450,415
Pine Labs Private Ltd. Series C	6/30/21	$837,816
Pine Labs Private Ltd. Series C1	6/30/21	$176,363
Pine Labs Private Ltd. Series D	6/30/21	$188,667
Proterra, Inc.	1/11/21	$810,000
Rad Power Bikes, Inc.	1/21/21	$274,158
Rad Power Bikes, Inc. Series A	1/21/21	$35,745
Rad Power Bikes, Inc. Series C	1/21/21	$140,644
Relativity Space, Inc. Series E	5/27/21	$3,423,050
Riskified Ltd.	12/20/19 - 4/15/20	$1,109,209
Riskified Ltd. Series E	10/28/19	$166,502
Riskified Ltd. warrants	10/28/19	$0
Rivian Automotive, Inc. Series E	7/10/20	$3,155,948
Rivian Automotive, Inc. Series F	1/19/21	$1,439,987
Rush Street Interactive, Inc.	12/29/20	$606,000
SiMa.ai Series B	5/10/21	$877,298
Sonder Holdings, Inc. Series D1	12/20/19	$300,878
Sonder Holdings, Inc. Series E	4/3/20 - 5/6/20	$1,322,833
Space Exploration Technologies Corp. Class A	2/16/21	$545,987
Space Exploration Technologies Corp. Series I	4/5/18	$666,029
Space Exploration Technologies Corp. Series N	8/4/20	$2,187,000
Starry, Inc. Series D	7/30/20	$337,766
Starry, Inc. Series E1	9/4/20	$927,692
Stripe, Inc. Class B	5/18/21	$417,335
Stripe, Inc. Series H	3/15/21	$180,563
Sweetgreen, Inc. warrants 1/21/26	1/21/21	$0
Sweetgreen, Inc. Series C	9/13/19	$12,808
Sweetgreen, Inc. Series D	9/13/19	$206,055
Sweetgreen, Inc. Series I	9/13/19	$485,657
Sweetgreen, Inc. Series J	1/21/21	$959,327
Tenstorrent, Inc. Series C1	4/23/21	$279,435
Tenstorrent, Inc. 0%	4/23/21	$260,000
The Original BARK Co.	12/17/20	$5,968,910
ThoughtWorks, Inc. Series A	1/13/21	$1,257,356
ThoughtWorks, Inc. Series B	6/25/21	$860,353
View, Inc.	3/5/21	$1,794,130
Waymo LLC Series A2	5/8/20	$643,661
Xsight Labs Ltd. Series D	2/16/21	$594,103
Yanka Industries, Inc. Series E	5/15/20	$642,275
Yanka Industries, Inc. Series F	4/8/21	$1,771,330
Zomato Ltd.	12/9/20 - 2/10/21	$1,100,721

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,748
Fidelity Securities Lending Cash Central Fund	241,954
Total	$243,702

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$6,556,539	$326,082,788	$321,173,492	$(548)	$--	$11,465,287	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	113,740,484	194,609,910	220,160,127	--	--	88,190,267	0.3%
Total	$120,297,023	$520,692,698	$541,333,619	$(548)	$--	$99,655,554

Investment Valuation

The following is a summary of the inputs used, as of June 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$708,704,440	$707,199,563	$--	$1,504,877
Consumer Discretionary	506,122,119	473,742,416	8,120,709	24,258,994
Consumer Staples	60,543,253	45,728,333	--	14,814,920
Energy	37,785,878	37,785,878	--	--
Financials	87,589,670	72,162,232	13,612,076	1,815,362
Health Care	490,898,663	481,626,483	9,272,180	--
Industrials	125,885,036	108,780,918	--	17,104,118
Information Technology	1,279,013,581	1,233,592,713	16,075,778	29,345,090
Materials	28,543,708	26,167,036	--	2,376,672
Utilities	67,110,712	67,110,712	--	--
Corporate Bonds	166,300	--	--	166,300
Preferred Securities	4,245,519	--	--	4,245,519
Money Market Funds	99,655,554	99,655,554	--	--
Equity Funds	16,180,208	16,180,208	--	--
Total Investments in Securities:	$3,512,444,641	$3,369,732,046	$47,080,743	$95,631,852
Net unrealized depreciation on unfunded commitments	$(837,905)	$--	$(837,905)	$--

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$42,895,621
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	10,530,782
Cost of Purchases	53,679,383
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	936,737
Transfers out of Level 3	(12,410,671)
Ending Balance	$95,631,852
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at June 30, 2021	$10,530,782

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.9%
Cayman Islands	4.3%
Netherlands	1.8%
Canada	1.4%
Israel	1.4%
India	1.3%
Others (Individually Less Than 1%)	3.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		June 30, 2021 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $86,000,696) — See accompanying schedule: Unaffiliated issuers (cost $1,812,442,698)	$3,412,789,087
Fidelity Central Funds (cost $99,655,554)	99,655,554
Total Investment in Securities (cost $1,912,098,252)		$3,512,444,641
Foreign currency held at value (cost $103,113)		103,030
Receivable for investments sold		12,394,771
Receivable for fund shares sold		2,860,400
Unrealized appreciation on unfunded commitments		2,257,794
Dividends receivable		429,540
Interest receivable		7,119
Distributions receivable from Fidelity Central Funds		39,744
Other receivables		38,615
Total assets		3,530,575,654
Liabilities
Payable for investments purchased
Regular delivery	$27,670,331
Delayed delivery	1,621,143
Payable for fund shares redeemed	1,009,117
Unrealized depreciation on unfunded commitments	3,095,699
Accrued management fee	1,433,109
Distribution and service plan fees payable	278,833
Other affiliated payables	340,177
Other payables and accrued expenses	1,976,169
Collateral on securities loaned	88,183,050
Total liabilities		125,607,628
Net Assets		$3,404,968,026
Net Assets consist of:
Paid in capital		$1,549,806,709
Total accumulated earnings (loss)		1,855,161,317
Net Assets		$3,404,968,026
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($515,224,188 ÷ 6,254,935 shares)		$82.37
Service Class:
Net Asset Value, offering price and redemption price per share ($167,065,335 ÷ 2,033,751 shares)		$82.15
Service Class 2:
Net Asset Value, offering price and redemption price per share ($1,323,971,458 ÷ 16,415,553 shares)		$80.65
Investor Class:
Net Asset Value, offering price and redemption price per share ($1,398,707,045 ÷ 17,126,102 shares)		$81.67

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended June 30, 2021 (Unaudited)
Investment Income
Dividends		$5,065,633
Interest		3,326
Income from Fidelity Central Funds (including $241,954 from security lending)		243,702
Total income		5,312,661
Expenses
Management fee	$8,375,655
Transfer agent fees	1,524,366
Distribution and service plan fees	1,568,353
Accounting fees	466,371
Custodian fees and expenses	69,883
Independent trustees' fees and expenses	5,218
Audit	36,722
Legal	5,104
Interest	4,507
Miscellaneous	6,818
Total expenses before reductions	12,062,997
Expense reductions	(83,054)
Total expenses after reductions		11,979,943
Net investment income (loss)		(6,667,282)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $2,153)	273,176,890
Fidelity Central Funds	(548)
Foreign currency transactions	(53,725)
Total net realized gain (loss)		273,122,617
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $109,675)	123,323,236
Assets and liabilities in foreign currencies	(4,051)
Unfunded commitments	(837,905)
Total change in net unrealized appreciation (depreciation)		122,481,280
Net gain (loss)		395,603,897
Net increase (decrease) in net assets resulting from operations		$388,936,615

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended June 30, 2021 (Unaudited)	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(6,667,282)	$(4,626,867)
Net realized gain (loss)	273,122,617	237,350,499
Change in net unrealized appreciation (depreciation)	122,481,280	888,836,913
Net increase (decrease) in net assets resulting from operations	388,936,615	1,121,560,545
Distributions to shareholders	(207,376,676)	(111,120,843)
Share transactions - net increase (decrease)	258,248,559	405,543,918
Total increase (decrease) in net assets	439,808,498	1,415,983,620
Net Assets
Beginning of period	2,965,159,528	1,549,175,908
End of period	$3,404,968,026	$2,965,159,528

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Growth Opportunities Portfolio Initial Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$77.54	$48.86	$38.01	$36.08	$31.06	$31.75
Income from Investment Operations
Net investment income (loss)A	(.11)	(.06)	.09B	.03	.13	.11
Net realized and unrealized gain (loss)	10.26	32.11	14.54	4.19	9.54	(.10)
Total from investment operations	10.15	32.05	14.63	4.22	9.67	.01
Distributions from net investment income	–	(.01)	(.07)	(.05)	(.10)	(.10)
Distributions from net realized gain	(5.32)	(3.36)	(3.71)	(2.24)	(4.54)	(.60)
Total distributions	(5.32)	(3.37)	(3.78)	(2.29)	(4.65)C	(.70)
Net asset value, end of period	$82.37	$77.54	$48.86	$38.01	$36.08	$31.06
Total ReturnD,E,F	13.28%	68.66%	40.84%	12.46%	34.47%	.37%
Ratios to Average Net AssetsG,H
Expenses before reductions	.63%I	.64%	.64%	.65%	.67%	.68%
Expenses net of fee waivers, if any	.63%I	.64%	.64%	.65%	.66%	.68%
Expenses net of all reductions	.62%I	.63%	.64%	.65%	.66%	.68%
Net investment income (loss)	(.29)%I	(.10)%	.20%B	.09%	.40%	.36%
Supplemental Data
Net assets, end of period (000 omitted)	$515,224	$470,897	$284,621	$187,106	$167,740	$133,393
Portfolio turnover rateJ	82%I	65%	49%	39%	54%	65%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .03%.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Growth Opportunities Portfolio Service Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$77.37	$48.77	$37.95	$36.02	$31.01	$31.70
Income from Investment Operations
Net investment income (loss)A	(.15)	(.12)	.04B	–C	.10	.08
Net realized and unrealized gain (loss)	10.24	32.04	14.52	4.17	9.52	(.09)
Total from investment operations	10.09	31.92	14.56	4.17	9.62	(.01)
Distributions from net investment income	–	–C	(.02)	(.04)	(.07)	(.07)
Distributions from net realized gain	(5.31)	(3.31)	(3.71)	(2.20)	(4.54)	(.60)
Total distributions	(5.31)	(3.32)D	(3.74)D	(2.24)	(4.61)	(.68)D
Net asset value, end of period	$82.15	$77.37	$48.77	$37.95	$36.02	$31.01
Total ReturnE,F,G	13.23%	68.49%	40.70%	12.35%	34.36%	.28%
Ratios to Average Net AssetsH,I
Expenses before reductions	.73%J	.74%	.74%	.75%	.77%	.78%
Expenses net of fee waivers, if any	.73%J	.74%	.74%	.75%	.76%	.78%
Expenses net of all reductions	.72%J	.73%	.74%	.75%	.76%	.78%
Net investment income (loss)	(.39)%J	(.20)%	.10%B	(.01)%	.30%	.26%
Supplemental Data
Net assets, end of period (000 omitted)	$167,065	$163,452	$111,145	$94,561	$102,730	$92,664
Portfolio turnover rateK	82%J	65%	49%	39%	54%	65%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.07) %.

 C Amount represents less than $.005 per share.

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Growth Opportunities Portfolio Service Class 2

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$76.08	$48.05	$37.46	$35.60	$30.71	$31.40
Income from Investment Operations
Net investment income (loss)A	(.20)	(.20)	(.02)B	(.06)	.05	.03
Net realized and unrealized gain (loss)	10.06	31.50	14.31	4.13	9.42	(.10)
Total from investment operations	9.86	31.30	14.29	4.07	9.47	(.07)
Distributions from net investment income	–	–	–	(.03)	(.04)	(.02)
Distributions from net realized gain	(5.29)	(3.27)	(3.70)	(2.17)	(4.54)	(.60)
Total distributions	(5.29)	(3.27)	(3.70)	(2.21)C	(4.58)	(.62)
Net asset value, end of period	$80.65	$76.08	$48.05	$37.46	$35.60	$30.71
Total ReturnD,E,F	13.15%	68.21%	40.49%	12.18%	34.17%	.10%
Ratios to Average Net AssetsG,H
Expenses before reductions	.88%I	.88%	.89%	.90%	.91%	.93%
Expenses net of fee waivers, if any	.88%I	.88%	.89%	.90%	.91%	.93%
Expenses net of all reductions	.87%I	.88%	.89%	.90%	.91%	.93%
Net investment income (loss)	(.54)%I	(.35)%	(.05)%B	(.16)%	.15%	.11%
Supplemental Data
Net assets, end of period (000 omitted)	$1,323,971	$1,079,778	$505,917	$273,228	$193,945	$117,623
Portfolio turnover rateJ	82%I	65%	49%	39%	54%	65%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.22) %.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Growth Opportunities Portfolio Investor Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$76.94	$48.52	$37.78	$35.88	$30.91	$31.60
Income from Investment Operations
Net investment income (loss)A	(.14)	(.10)	.05B	–C	.10	.08
Net realized and unrealized gain (loss)	10.18	31.86	14.44	4.16	9.49	(.09)
Total from investment operations	10.04	31.76	14.49	4.16	9.59	(.01)
Distributions from net investment income	–	(.01)	(.04)	(.04)	(.08)	(.07)
Distributions from net realized gain	(5.31)	(3.33)	(3.71)	(2.22)	(4.54)	(.60)
Total distributions	(5.31)	(3.34)	(3.75)	(2.26)	(4.62)	(.68)D
Net asset value, end of period	$81.67	$76.94	$48.52	$37.78	$35.88	$30.91
Total ReturnE,F,G	13.24%	68.52%	40.71%	12.37%	34.38%	.28%
Ratios to Average Net AssetsH,I
Expenses before reductions	.70%J	.71%	.72%	.73%	.75%	.76%
Expenses net of fee waivers, if any	.70%J	.71%	.72%	.73%	.75%	.76%
Expenses net of all reductions	.70%J	.71%	.72%	.73%	.74%	.76%
Net investment income (loss)	(.36)%J	(.18)%	.12%B	.01%	.32%	.28%
Supplemental Data
Net assets, end of period (000 omitted)	$1,398,707	$1,251,032	$647,493	$347,473	$243,040	$175,086
Portfolio turnover rateK	82%J	65%	49%	39%	54%	65%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.05) %.

 C Amount represents less than $.005 per share.

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended June 30, 2021

1. Organization.

VIP Growth Opportunities Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 91,220,033	Market comparable	Enterprise value/Sales multiple	1.0 – 6.2/4.7	Increase
			Discount rate	32.5% - 85.7% / 52.0%	Decrease
			Premium rate	7.8%	Increase
			Discount for lack of marketability	10.0%	Decrease
		Market approach	Transaction price	$0.00 - $885.00 / $203.24	Increase
Corporate Bonds	$166,300	Market approach	Transaction price	$100.00	Increase
Preferred Securities	$4,245,519	Market approach	Transaction price	$100.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of June 30, 2021, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, certain foreign taxes and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,642,597,388
Gross unrealized depreciation	(53,159,115)
Net unrealized appreciation (depreciation)	$1,589,438,273
Tax cost	$1,922,168,463

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on these commitments is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and in the Statement of Operations as Change in unrealized appreciation (depreciation) on unfunded commitments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Growth Opportunities Portfolio	1,356,886,541	1,301,791,610

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$81,929
Service Class 2	1,486,424
$1,568,353

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Initial Class	$157,340.06
Service Class	52,060.06
Service Class 2	378,048.06
Investor Class	936,918.14
	$1,524,366

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
VIP Growth Opportunities Portfolio	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Growth Opportunities Portfolio	$20,797

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Growth Opportunities Portfolio	Borrower	$7,392,054.29%		$4,393

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
VIP Growth Opportunities Portfolio	137,625,303	61,402,338

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Growth Opportunities Portfolio	$2,932

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Growth Opportunities Portfolio	$25,954	$953	$–

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Growth Opportunities Portfolio	$7,339,000.56%		$114

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $78,741 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $4,313.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended June 30, 2021	Year ended December 31, 2020
VIP Growth Opportunities Portfolio
Distributions to shareholders
Initial Class	$32,319,327	$19,773,811
Service Class	11,021,394	7,324,810
Service Class 2	75,536,784	37,307,036
Investor Class	88,499,171	46,715,186
Total	$207,376,676	$111,120,843

11. Share Transactions.

Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Six months ended June 30, 2021	Year ended December 31, 2020	Six months ended June 30, 2021	Year ended December 31, 2020
VIP Growth Opportunities Portfolio
Initial Class
Shares sold	525,162	1,516,142	$41,423,339	$87,925,044
Reinvestment of distributions	403,437	364,216	32,319,327	19,773,811
Shares redeemed	(746,833)	(1,632,375)	(57,080,563)	(90,133,836)
Net increase (decrease)	181,766	247,983	$16,662,103	$17,565,019
Service Class
Shares sold	83,990	282,747	$6,629,832	$16,690,237
Reinvestment of distributions	137,905	136,262	11,021,394	7,324,810
Shares redeemed	(300,882)	(585,221)	(23,329,095)	(33,790,015)
Net increase (decrease)	(78,987)	(166,212)	$(5,677,869)	$(9,774,968)
Service Class 2
Shares sold	2,877,222	6,862,279	$218,907,542	$388,339,876
Reinvestment of distributions	962,007	693,564	75,536,784	37,307,036
Shares redeemed	(1,615,482)	(3,893,717)	(123,757,963)	(214,231,200)
Net increase (decrease)	2,223,747	3,662,126	$170,686,363	$211,415,712
Investor Class
Shares sold	1,400,035	4,772,661	$110,645,015	$277,337,414
Reinvestment of distributions	1,113,898	861,285	88,499,171	46,715,186
Shares redeemed	(1,647,534)	(2,718,915)	(122,566,224)	(137,714,445)
Net increase (decrease)	866,399	2,915,031	$76,577,962	$186,338,155

12. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP: Growth Opportunities Portfolio	50%	1	29%

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2021 to June 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period-B January 1, 2021 to June 30, 2021
VIP Growth Opportunities Portfolio
Initial Class	.63%
Actual		$1,000.00	$1,132.80	$3.33
Hypothetical-C		$1,000.00	$1,021.67	$3.16
Service Class	.73%
Actual		$1,000.00	$1,132.30	$3.86
Hypothetical-C		$1,000.00	$1,021.17	$3.66
Service Class 2.88%
Actual		$1,000.00	$1,131.50	$4.65
Hypothetical-C		$1,000.00	$1,020.43	$4.41
Investor Class	.70%
Actual		$1,000.00	$1,132.40	$3.70
Hypothetical-C		$1,000.00	$1,021.32	$3.51

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth Opportunities Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

Approval of Stub Period Continuation. At its January 2021 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP Growth Opportunities Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

VIP Growth Opportunities Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of Initial Class ranked below the SLTG competitive median and above the ASPG competitive median for the 12-month period ended September 30, 2020. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

VIPGRO-SANN-0821
1.705699.123

Fidelity® Variable Insurance Products:

Mid Cap Portfolio

Semi-Annual Report

June 30, 2021

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Top Ten Stocks as of June 30, 2021

% of fund's net assets
Deckers Outdoor Corp.	1.7
ITT, Inc.	1.5
Signature Bank	1.4
Molina Healthcare, Inc.	1.3
Williams-Sonoma, Inc.	1.3
Builders FirstSource, Inc.	1.2
Element Solutions, Inc.	1.2
Nomad Foods Ltd.	1.2
Activision Blizzard, Inc.	1.1
Old Republic International Corp.	1.1
13.0

Top Five Market Sectors as of June 30, 2021

% of fund's net assets
Industrials	18.9
Consumer Discretionary	15.8
Financials	15.3
Information Technology	12.9
Health Care	9.7

Asset Allocation (% of fund's net assets)

As of June 30, 2021 *
Stocks	99.6%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

 * Foreign investments - 10.0%

Schedule of Investments June 30, 2021 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
COMMUNICATION SERVICES - 2.4%
Entertainment - 1.4%
Activision Blizzard, Inc.	981,200	$93,645,728
Live Nation Entertainment, Inc. (a)	245,500	21,503,345
		115,149,073
Interactive Media & Services - 0.2%
IAC (a)	134,300	20,705,031
Media - 0.8%
Interpublic Group of Companies, Inc.	2,040,685	66,301,856

TOTAL COMMUNICATION SERVICES		202,155,960

CONSUMER DISCRETIONARY - 15.8%
Auto Components - 0.3%
Adient PLC (a)	618,400	27,951,680
Diversified Consumer Services - 0.5%
Grand Canyon Education, Inc. (a)	407,400	36,653,778
Hotels, Restaurants & Leisure - 4.7%
ARAMARK Holdings Corp.	1,102,000	41,049,500
Brinker International, Inc. (a)	348,300	21,542,355
Caesars Entertainment, Inc. (a)	673,039	69,827,796
Churchill Downs, Inc.	390,000	77,321,400
Hilton Grand Vacations, Inc. (a)	1,001,800	41,464,502
Jubilant Foodworks Ltd. (a)	150,140	6,218,802
Marriott International, Inc. Class A (a)	119,100	16,259,532
Noodles & Co. (a)(b)(c)	2,939,212	36,681,366
Penn National Gaming, Inc. (a)	353,500	27,039,215
Planet Fitness, Inc. (a)	305,200	22,966,300
Vail Resorts, Inc. (a)	91,700	29,024,884
		389,395,652
Household Durables - 2.1%
KB Home	632,900	25,771,688
Lovesac (a)	170,500	13,604,195
Meritage Homes Corp. (a)	192,400	18,100,992
NVR, Inc. (a)	5,846	29,073,912
Taylor Morrison Home Corp. (a)	2,024,200	53,479,364
Toll Brothers, Inc.	508,900	29,419,509
		169,449,660
Internet & Direct Marketing Retail - 0.4%
Revolve Group, Inc. (a)(b)	463,600	31,942,040
thredUP, Inc. (a)	26,600	773,528
		32,715,568
Leisure Products - 0.6%
YETI Holdings, Inc. (a)	558,300	51,263,106
Specialty Retail - 4.4%
Academy Sports & Outdoors, Inc.	821,500	33,878,660
America's Car Mart, Inc. (a)	89,300	12,655,596
American Eagle Outfitters, Inc. (b)	1,522,000	57,120,660
Dick's Sporting Goods, Inc. (b)	514,500	51,547,755
Five Below, Inc. (a)	374,300	72,340,961
Gap, Inc.	897,000	30,184,050
Williams-Sonoma, Inc.	673,100	107,460,415
		365,188,097
Textiles, Apparel & Luxury Goods - 2.8%
Capri Holdings Ltd. (a)	616,039	35,231,270
Deckers Outdoor Corp. (a)	350,525	134,626,136
PVH Corp. (a)	237,200	25,520,348
Tapestry, Inc. (a)	762,600	33,157,848
		228,535,602

TOTAL CONSUMER DISCRETIONARY		1,301,153,143

CONSUMER STAPLES - 4.2%
Beverages - 0.4%
C&C Group PLC (United Kingdom) (a)	10,064,821	33,832,080
Food & Staples Retailing - 1.8%
BJ's Wholesale Club Holdings, Inc. (a)	1,891,100	89,978,538
U.S. Foods Holding Corp. (a)	1,638,300	62,845,188
		152,823,726
Food Products - 1.2%
Nomad Foods Ltd. (a)	3,382,400	95,620,448
Household Products - 0.8%
Spectrum Brands Holdings, Inc.	756,700	64,349,768

TOTAL CONSUMER STAPLES		346,626,022

ENERGY - 2.7%
Energy Equipment & Services - 0.3%
Baker Hughes Co. Class A	1,079,881	24,696,878
Oil, Gas & Consumable Fuels - 2.4%
Antero Resources Corp. (a)	573,800	8,624,214
Cheniere Energy, Inc. (a)	391,100	33,924,014
Hess Corp.	441,300	38,534,316
Magnolia Oil & Gas Corp. Class A (a)	2,489,400	38,909,322
New Fortress Energy, Inc.	500,480	18,958,182
Range Resources Corp. (a)(b)	2,274,771	38,125,162
Renewable Energy Group, Inc. (a)	306,000	19,076,040
		196,151,250

TOTAL ENERGY		220,848,128

FINANCIALS - 15.3%
Banks - 6.4%
Atlantic Union Bankshares Corp.	523,200	18,950,304
Bancorp, Inc., Delaware (a)(b)	1,069,300	24,604,593
BankUnited, Inc.	813,761	34,739,457
Comerica, Inc.	338,500	24,148,590
CVB Financial Corp.	1,207,362	24,859,584
First Horizon National Corp.	3,524,178	60,897,796
First Republic Bank	138,900	25,997,913
Huntington Bancshares, Inc.	3,248,216	46,352,042
KeyCorp	1,918,400	39,614,960
M&T Bank Corp.	281,400	40,890,234
Signature Bank	462,300	113,563,995
Wintrust Financial Corp.	1,001,700	75,758,571
		530,378,039
Capital Markets - 1.9%
Ameriprise Financial, Inc.	272,813	67,897,699
Raymond James Financial, Inc.	557,695	72,444,581
TMX Group Ltd.	187,900	19,848,036
		160,190,316
Consumer Finance - 0.7%
Synchrony Financial	1,144,000	55,506,880
Diversified Financial Services - 0.7%
Equitable Holdings, Inc.	1,813,400	55,218,030
Insurance - 4.7%
American Financial Group, Inc.	256,200	31,953,264
Assurant, Inc.	371,800	58,067,724
GoHealth, Inc. (a)	993,200	11,133,772
Hartford Financial Services Group, Inc.	760,100	47,103,397
Hiscox Ltd. (a)	1,364,717	15,699,053
Old Republic International Corp.	3,621,800	90,219,038
Primerica, Inc.	567,420	86,894,699
Reinsurance Group of America, Inc.	439,024	50,048,736
		391,119,683
Thrifts & Mortgage Finance - 0.9%
Essent Group Ltd.	979,270	44,018,187
Meta Financial Group, Inc.	623,500	31,567,805
		75,585,992

TOTAL FINANCIALS		1,267,998,940

HEALTH CARE - 9.7%
Biotechnology - 1.3%
Argenx SE ADR (a)	33,945	10,219,821
Exelixis, Inc. (a)	1,445,200	26,331,544
Neurocrine Biosciences, Inc. (a)	394,300	38,373,276
Novavax, Inc. (a)	66,800	14,182,308
Regeneron Pharmaceuticals, Inc. (a)	26,800	14,968,872
		104,075,821
Health Care Equipment & Supplies - 3.1%
Boston Scientific Corp. (a)	803,003	34,336,408
Envista Holdings Corp. (a)	565,536	24,436,811
Hologic, Inc. (a)	538,281	35,914,108
ResMed, Inc.	110,648	27,276,945
Tandem Diabetes Care, Inc. (a)	244,900	23,853,260
The Cooper Companies, Inc.	78,983	31,298,593
Zimmer Biomet Holdings, Inc.	494,700	79,557,654
		256,673,779
Health Care Providers & Services - 2.5%
Centene Corp. (a)	567,076	41,356,853
Molina Healthcare, Inc. (a)	429,500	108,689,270
Option Care Health, Inc. (a)	1,556,000	34,029,720
Signify Health, Inc.	19,700	599,471
Universal Health Services, Inc. Class B	158,400	23,194,512
		207,869,826
Life Sciences Tools & Services - 2.3%
10X Genomics, Inc. (a)	59,399	11,631,512
Avantor, Inc. (a)	1,175,600	41,745,556
Maravai LifeSciences Holdings, Inc.	452,000	18,861,960
Sartorius Stedim Biotech	25,100	11,872,191
Sotera Health Co.	422,900	10,246,867
Syneos Health, Inc. (a)	586,400	52,476,936
Thermo Fisher Scientific, Inc.	82,463	41,600,110
		188,435,132
Pharmaceuticals - 0.5%
Nektar Therapeutics (a)	648,600	11,129,976
UCB SA	297,000	31,047,109
		42,177,085

TOTAL HEALTH CARE		799,231,643

INDUSTRIALS - 18.9%
Aerospace & Defense - 0.9%
Axon Enterprise, Inc. (a)	218,800	38,683,840
Howmet Aerospace, Inc. (a)	911,300	31,412,511
		70,096,351
Air Freight & Logistics - 1.1%
XPO Logistics, Inc. (a)(b)	638,081	89,261,151
Airlines - 0.5%
Allegiant Travel Co. (a)	39,700	7,701,800
Copa Holdings SA Class A (a)	132,300	9,966,159
Jet2 PLC (a)	1,328,500	21,749,346
		39,417,305
Building Products - 2.5%
Builders FirstSource, Inc. (a)	2,332,900	99,521,514
Fortune Brands Home & Security, Inc.	211,700	21,087,437
Jeld-Wen Holding, Inc. (a)	2,357,400	61,905,324
UFP Industries, Inc.	332,500	24,718,050
		207,232,325
Commercial Services & Supplies - 0.5%
Stericycle, Inc. (a)	619,492	44,324,653
Construction & Engineering - 1.7%
Dycom Industries, Inc. (a)	605,900	45,157,727
MasTec, Inc. (a)(b)	236,700	25,113,870
Quanta Services, Inc.	435,700	39,461,349
Willscot Mobile Mini Holdings (a)	1,180,400	32,897,748
		142,630,694
Electrical Equipment - 4.1%
Acuity Brands, Inc.	218,600	40,884,758
AMETEK, Inc.	542,600	72,437,100
Generac Holdings, Inc. (a)	180,400	74,893,060
Regal Beloit Corp.	299,715	40,014,950
Sensata Technologies, Inc. PLC (a)	824,300	47,784,671
Sunrun, Inc. (a)	1,162,483	64,843,302
		340,857,841
Machinery - 3.6%
Crane Co.	526,400	48,623,568
Fortive Corp.	502,600	35,051,324
IDEX Corp.	74,700	16,437,735
ITT, Inc.	1,307,000	119,708,130
Oshkosh Corp.	408,400	50,902,976
Woodward, Inc.	210,100	25,817,088
		296,540,821
Marine - 0.2%
Clarkson PLC	459,000	20,254,417
Professional Services - 2.0%
ASGN, Inc. (a)	387,393	37,550,003
Clarivate Analytics PLC (a)	1,421,400	39,131,142
Jacobs Engineering Group, Inc.	179,055	23,889,518
KBR, Inc.	893,800	34,098,470
TriNet Group, Inc. (a)	435,800	31,586,784
		166,255,917
Road & Rail - 0.5%
Knight-Swift Transportation Holdings, Inc. Class A	861,500	39,163,790
Trading Companies & Distributors - 1.3%
GMS, Inc. (a)	778,400	37,472,176
Univar, Inc. (a)	2,792,200	68,073,836
		105,546,012

TOTAL INDUSTRIALS		1,561,581,277

INFORMATION TECHNOLOGY - 12.9%
Communications Equipment - 0.9%
Digi International, Inc. (a)	1,689,200	33,969,812
Ericsson (B Shares)	1,647,400	20,714,255
Lumentum Holdings, Inc. (a)	200,500	16,447,015
		71,131,082
Electronic Equipment & Components - 1.2%
CDW Corp.	143,601	25,079,915
Jabil, Inc.	361,900	21,033,628
Trimble, Inc. (a)	244,300	19,991,069
Zebra Technologies Corp. Class A (a)	59,700	31,610,553
		97,715,165
IT Services - 4.9%
Akamai Technologies, Inc. (a)	207,900	24,241,140
Amadeus IT Holding SA Class A (a)	291,500	20,503,728
Black Knight, Inc. (a)	578,500	45,111,430
Concentrix Corp. (a)	306,000	49,204,800
EPAM Systems, Inc. (a)	42,800	21,869,088
Euronet Worldwide, Inc. (a)	432,777	58,576,367
Genpact Ltd.	1,367,488	62,124,980
GoDaddy, Inc. (a)	840,800	73,115,968
WNS Holdings Ltd. sponsored ADR (a)	621,300	49,623,231
		404,370,732
Semiconductors & Semiconductor Equipment - 4.6%
Marvell Technology, Inc.	963,300	56,189,289
MediaTek, Inc.	796,000	27,429,104
MKS Instruments, Inc.	485,300	86,359,135
NXP Semiconductors NV	99,100	20,386,852
ON Semiconductor Corp. (a)	1,683,100	64,429,068
Semtech Corp. (a)	415,551	28,589,909
SolarEdge Technologies, Inc. (a)	259,500	71,718,015
Teradyne, Inc.	165,300	22,143,588
		377,244,960
Software - 1.3%
Adobe, Inc. (a)	47,700	27,935,028
Digital Turbine, Inc. (a)	620,600	47,184,218
Dynatrace, Inc. (a)	616,400	36,010,088
		111,129,334

TOTAL INFORMATION TECHNOLOGY		1,061,591,273

MATERIALS - 7.4%
Chemicals - 3.3%
Albemarle Corp. U.S.	111,458	18,776,215
Celanese Corp. Class A	321,800	48,784,880
Element Solutions, Inc.	4,099,300	95,841,634
Olin Corp.	1,265,500	58,542,030
The Chemours Co. LLC	1,380,900	48,055,320
		270,000,079
Construction Materials - 0.8%
Eagle Materials, Inc.	278,500	39,577,635
Martin Marietta Materials, Inc.	85,800	30,185,298
		69,762,933
Containers & Packaging - 0.7%
Avery Dennison Corp.	286,200	60,170,688
Metals & Mining - 2.6%
Agnico Eagle Mines Ltd. (Canada)	518,000	31,324,040
Cleveland-Cliffs, Inc. (a)	1,689,043	36,415,767
First Quantum Minerals Ltd.	1,973,000	45,473,225
Kirkland Lake Gold Ltd.	572,000	22,042,949
Reliance Steel & Aluminum Co.	210,300	31,734,270
Wheaton Precious Metals Corp.	1,024,500	45,158,664
		212,148,915

TOTAL MATERIALS		612,082,615

REAL ESTATE - 7.5%
Equity Real Estate Investment Trusts (REITs) - 6.9%
Alexandria Real Estate Equities, Inc.	221,000	40,208,740
CyrusOne, Inc.	674,800	48,261,696
Digital Realty Trust, Inc.	260,000	39,119,600
Douglas Emmett, Inc.	1,219,600	41,002,952
Duke Realty Corp.	651,700	30,857,995
Healthcare Trust of America, Inc.	883,400	23,586,780
Highwoods Properties, Inc. (SBI)	1,326,200	59,904,454
Invitation Homes, Inc.	1,811,200	67,539,648
Lamar Advertising Co. Class A	606,100	63,288,962
Mid-America Apartment Communities, Inc.	138,900	23,393,538
National Retail Properties, Inc.	1,690,200	79,236,576
Ventas, Inc.	507,200	28,961,120
VICI Properties, Inc.	826,400	25,634,928
		570,996,989
Real Estate Management & Development - 0.6%
CBRE Group, Inc. (a)	580,523	49,768,237

TOTAL REAL ESTATE		620,765,226

UTILITIES - 2.8%
Electric Utilities - 0.4%
PG&E Corp. (a)	3,411,900	34,699,023
Independent Power and Renewable Electricity Producers - 2.4%
Clearway Energy, Inc. Class C	1,672,000	44,274,560
NextEra Energy Partners LP (b)	1,145,100	87,439,836
The AES Corp.	2,439,500	63,597,765
		195,312,161

TOTAL UTILITIES		230,011,184

TOTAL COMMON STOCKS
(Cost $5,561,160,972)		8,224,045,411

Money Market Funds - 1.4%
Fidelity Cash Central Fund 0.06% (d)	39,589,094	39,597,012
Fidelity Securities Lending Cash Central Fund 0.06% (d)(e)	77,233,420	77,241,144
TOTAL MONEY MARKET FUNDS
(Cost $116,838,156)		116,838,156
TOTAL INVESTMENT IN SECURITIES - 101.0%
(Cost $5,677,999,128)		8,340,883,567
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(80,869,743)
NET ASSETS - 100%		$8,260,013,824

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$13,895
Fidelity Securities Lending Cash Central Fund	34,922
Total	$48,817

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$36,996,886	$826,034,560	$823,432,311	$(2,123)	$--	$39,597,012	0.1%
Fidelity Securities Lending Cash Central Fund 0.06%	11,512,106	540,008,685	474,279,647	--	--	77,241,144	0.2%
Total	$48,508,992	$1,366,043,245	$1,297,711,958	$(2,123)	$--	$116,838,156

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Digi International, Inc.	$27,673,380	$4,387,500	$--	$--	$--	$1,908,932	$--
Noodles & Co.	23,219,775	--	--	--	--	13,461,591	36,681,366
Total	$50,893,155	$4,387,500	$--	$--	$--	$15,370,523	$36,681,366

Investment Valuation

The following is a summary of the inputs used, as of June 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$202,155,960	$202,155,960	$--	$--
Consumer Discretionary	1,301,153,143	1,301,153,143	--	--
Consumer Staples	346,626,022	346,626,022	--	--
Energy	220,848,128	220,848,128	--	--
Financials	1,267,998,940	1,267,998,940	--	--
Health Care	799,231,643	799,231,643	--	--
Industrials	1,561,581,277	1,561,581,277	--	--
Information Technology	1,061,591,273	1,040,877,018	20,714,255	--
Materials	612,082,615	612,082,615	--	--
Real Estate	620,765,226	620,765,226	--	--
Utilities	230,011,184	230,011,184	--	--
Money Market Funds	116,838,156	116,838,156	--	--
Total Investments in Securities:	$8,340,883,567	$8,320,169,312	$20,714,255	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		June 30, 2021 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $76,169,997) — See accompanying schedule: Unaffiliated issuers (cost $5,540,755,452)	$8,187,364,045
Fidelity Central Funds (cost $116,838,156)	116,838,156
Other affiliated issuers (cost $20,405,520)	36,681,366
Total Investment in Securities (cost $5,677,999,128)		$8,340,883,567
Foreign currency held at value (cost $657,558)		656,494
Receivable for investments sold		254,825
Receivable for fund shares sold		1,732,076
Dividends receivable		4,659,147
Distributions receivable from Fidelity Central Funds		6,691
Other receivables		308,002
Total assets		8,348,500,802
Liabilities
Payable for investments purchased	$1,722,051
Payable for fund shares redeemed	4,059,754
Accrued management fee	3,638,531
Distribution and service plan fees payable	1,133,404
Other affiliated payables	589,174
Other payables and accrued expenses	118,489
Collateral on securities loaned	77,225,575
Total liabilities		88,486,978
Net Assets		$8,260,013,824
Net Assets consist of:
Paid in capital		$4,478,064,052
Total accumulated earnings (loss)		3,781,949,772
Net Assets		$8,260,013,824
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($1,735,240,808 ÷ 38,898,838 shares)		$44.61
Service Class:
Net Asset Value, offering price and redemption price per share ($701,444,705 ÷ 15,911,005 shares)		$44.09
Service Class 2:
Net Asset Value, offering price and redemption price per share ($5,125,733,913 ÷ 119,472,105 shares)		$42.90
Investor Class:
Net Asset Value, offering price and redemption price per share ($697,594,398 ÷ 15,756,353 shares)		$44.27

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended June 30, 2021 (Unaudited)
Investment Income
Dividends		$46,273,956
Income from Fidelity Central Funds (including $34,922 from security lending)		48,817
Total income		46,322,773
Expenses
Management fee	$21,478,638
Transfer agent fees	2,850,825
Distribution and service plan fees	6,723,263
Accounting fees	605,413
Custodian fees and expenses	46,327
Independent trustees' fees and expenses	13,478
Audit	24,144
Legal	9,135
Interest	145
Miscellaneous	20,012
Total expenses before reductions	31,771,380
Expense reductions	(371,613)
Total expenses after reductions		31,399,767
Net investment income (loss)		14,923,006
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,120,682,688
Fidelity Central Funds	(2,123)
Foreign currency transactions	(49,370)
Total net realized gain (loss)		1,120,631,195
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	6,730,462
Affiliated issuers	15,370,523
Assets and liabilities in foreign currencies	(8,457)
Total change in net unrealized appreciation (depreciation)		22,092,528
Net gain (loss)		1,142,723,723
Net increase (decrease) in net assets resulting from operations		$1,157,646,729

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended June 30, 2021 (Unaudited)	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,923,006	$19,597,251
Net realized gain (loss)	1,120,631,195	247,943,721
Change in net unrealized appreciation (depreciation)	22,092,528	880,743,954
Net increase (decrease) in net assets resulting from operations	1,157,646,729	1,148,284,926
Distributions to shareholders	(29,953,409)	(30,609,677)
Share transactions - net increase (decrease)	(491,275,510)	(768,065,252)
Total increase (decrease) in net assets	636,417,810	349,609,997
Net Assets
Beginning of period	7,623,596,014	7,273,986,017
End of period	$8,260,013,824	$7,623,596,014

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Mid Cap Portfolio Initial Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$38.72	$32.95	$30.19	$38.94	$33.98	$32.65
Income from Investment Operations
Net investment income (loss)A	.12	.15	.27	.23	.26	.21
Net realized and unrealized gain (loss)	5.92	5.83	6.39	(5.47)	6.59	3.27
Total from investment operations	6.04	5.98	6.66	(5.24)	6.85	3.48
Distributions from net investment income	–	(.21)	(.28)	(.24)	(.26)	(.16)
Distributions from net realized gain	(.15)	–	(3.63)	(3.27)	(1.63)	(1.99)
Total distributions	(.15)	(.21)	(3.90)B	(3.51)	(1.89)	(2.15)
Net asset value, end of period	$44.61	$38.72	$32.95	$30.19	$38.94	$33.98
Total ReturnC,D,E	15.63%	18.19%	23.45%	(14.54)%	20.81%	12.23%
Ratios to Average Net AssetsF,G
Expenses before reductions	.61%H	.62%	.62%	.62%	.63%	.63%
Expenses net of fee waivers, if any	.61%H	.62%	.62%	.62%	.63%	.63%
Expenses net of all reductions	.60%H	.62%	.61%	.62%	.62%	.63%
Net investment income (loss)	.54%H	.48%	.88%	.62%	.74%	.68%
Supplemental Data
Net assets, end of period (000 omitted)	$1,735,241	$1,579,450	$843,080	$1,141,305	$1,463,407	$1,360,134
Portfolio turnover rateI	52%H	44%	34%	47%	31%	30%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns for periods of less than one year are not annualized.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Mid Cap Portfolio Service Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$38.28	$32.59	$29.90	$38.60	$33.70	$32.41
Income from Investment Operations
Net investment income (loss)A	.09	.12	.24	.19	.23	.18
Net realized and unrealized gain (loss)	5.87	5.74	6.33	(5.42)	6.52	3.23
Total from investment operations	5.96	5.86	6.57	(5.23)	6.75	3.41
Distributions from net investment income	–	(.17)	(.25)	(.20)	(.22)	(.14)
Distributions from net realized gain	(.15)	–	(3.63)	(3.27)	(1.63)	(1.99)
Total distributions	(.15)	(.17)	(3.88)	(3.47)	(1.85)	(2.12)B
Net asset value, end of period	$44.09	$38.28	$32.59	$29.90	$38.60	$33.70
Total ReturnC,D,E	15.60%	18.04%	23.35%	(14.64)%	20.70%	12.11%
Ratios to Average Net AssetsF,G
Expenses before reductions	.71%H	.72%	.72%	.72%	.73%	.73%
Expenses net of fee waivers, if any	.71%H	.72%	.72%	.72%	.73%	.73%
Expenses net of all reductions	.70%H	.72%	.71%	.72%	.72%	.73%
Net investment income (loss)	.44%H	.38%	.78%	.52%	.64%	.58%
Supplemental Data
Net assets, end of period (000 omitted)	$701,445	$642,654	$564,678	$504,156	$629,727	$566,378
Portfolio turnover rateI	52%H	44%	34%	47%	31%	30%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns for periods of less than one year are not annualized.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Mid Cap Portfolio Service Class 2

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$37.29	$31.75	$29.22	$37.79	$33.03	$31.83
Income from Investment Operations
Net investment income (loss)A	.06	.07	.19	.13	.17	.13
Net realized and unrealized gain (loss)	5.70	5.59	6.18	(5.28)	6.39	3.16
Total from investment operations	5.76	5.66	6.37	(5.15)	6.56	3.29
Distributions from net investment income	–	(.12)	(.21)	(.15)	(.17)	(.10)
Distributions from net realized gain	(.15)	–	(3.63)	(3.27)	(1.63)	(1.99)
Total distributions	(.15)	(.12)	(3.84)	(3.42)	(1.80)	(2.09)
Net asset value, end of period	$42.90	$37.29	$31.75	$29.22	$37.79	$33.03
Total ReturnB,C,D	15.48%	17.87%	23.17%	(14.77)%	20.54%	11.92%
Ratios to Average Net AssetsE,F
Expenses before reductions	.86%G	.87%	.87%	.87%	.88%	.88%
Expenses net of fee waivers, if any	.86%G	.87%	.87%	.87%	.88%	.88%
Expenses net of all reductions	.85%G	.87%	.86%	.87%	.87%	.88%
Net investment income (loss)	.29%G	.23%	.63%	.37%	.49%	.43%
Supplemental Data
Net assets, end of period (000 omitted)	$5,125,734	$4,807,908	$5,282,468	$4,526,446	$6,070,380	$5,746,266
Portfolio turnover rateH	52%G	44%	34%	47%	31%	30%

 A Calculated based on average shares outstanding during the period.

 B Total returns for periods of less than one year are not annualized.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Mid Cap Portfolio Investor Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$38.44	$32.72	$30.01	$38.72	$33.80	$32.50
Income from Investment Operations
Net investment income (loss)A	.10	.12	.25	.20	.23	.19
Net realized and unrealized gain (loss)	5.88	5.78	6.34	(5.43)	6.55	3.24
Total from investment operations	5.98	5.90	6.59	(5.23)	6.78	3.43
Distributions from net investment income	–	(.18)	(.26)	(.21)	(.23)	(.14)
Distributions from net realized gain	(.15)	–	(3.63)	(3.27)	(1.63)	(1.99)
Total distributions	(.15)	(.18)	(3.88)B	(3.48)	(1.86)	(2.13)
Net asset value, end of period	$44.27	$38.44	$32.72	$30.01	$38.72	$33.80
Total ReturnC,D,E	15.59%	18.08%	23.35%	(14.60)%	20.72%	12.13%
Ratios to Average Net AssetsF,G
Expenses before reductions	.68%H	.70%	.70%	.70%	.71%	.71%
Expenses net of fee waivers, if any	.68%H	.70%	.70%	.70%	.71%	.71%
Expenses net of all reductions	.67%H	.69%	.69%	.70%	.71%	.71%
Net investment income (loss)	.46%H	.41%	.80%	.54%	.65%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$697,594	$593,584	$583,760	$530,794	$658,785	$561,609
Portfolio turnover rateI	52%H	44%	34%	47%	31%	30%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns for periods of less than one year are not annualized.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended June 30, 2021

1. Organization.

VIP Mid Cap Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of June 30, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

VIP Mid Cap Portfolio	$68,215

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,746,815,712
Gross unrealized depreciation	(91,596,640)
Net unrealized appreciation (depreciation)	$2,655,219,072
Tax cost	$5,685,664,495

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Mid Cap Portfolio	2,074,425,937	2,586,591,592

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$345,566
Service Class 2	6,377,697
$6,723,263

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Initial Class	$542,747.06
Service Class	219,678.06
Service Class 2	1,621,601.06
Investor Class	466,799.14
	$2,850,825

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
VIP Mid Cap Portfolio	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Mid Cap Portfolio	$50,554

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Mid Cap Portfolio	Borrower	$ 8,232,500.32%		$ 145

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
VIP Mid Cap Portfolio	69,410,583	121,233,919

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Mid Cap Portfolio	$7,615

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Mid Cap Portfolio	$3,690	$757	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $360,254 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $93.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $11,266.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended June 30, 2021	Year ended December 31, 2020
VIP Mid Cap Portfolio
Distributions to shareholders
Initial Class	$6,067,953	$7,591,233
Service Class	2,493,507	2,947,263
Service Class 2	19,063,385	17,182,216
Investor Class	2,328,564	2,888,965
Total	$29,953,409	$30,609,677

10. Share Transactions.

Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Six months ended June 30, 2021	Year ended December 31, 2020	Six months ended June 30, 2021	Year ended December 31, 2020
VIP Mid Cap Portfolio
Initial Class
Shares sold	804,472	21,181,826	$34,547,398	$546,687,174
Reinvestment of distributions	146,040	211,540	6,067,953	7,591,233
Shares redeemed	(2,847,509)	(6,180,803)	(121,369,555)	(191,581,574)
Net increase (decrease)	(1,896,997)	15,212,563	$(80,754,204)	$362,696,833
Service Class
Shares sold	237,054	1,939,735	$10,138,594	$53,696,565
Reinvestment of distributions	60,699	84,002	2,493,507	2,947,263
Shares redeemed	(1,173,990)	(2,562,942)	(49,491,120)	(78,898,820)
Net increase (decrease)	(876,237)	(539,205)	$(36,859,019)	$(22,254,992)
Service Class 2
Shares sold	2,492,595	15,456,377	$103,752,855	$410,010,791
Reinvestment of distributions	476,585	508,274	19,063,385	17,182,216
Shares redeemed	(12,439,618)	(53,411,317)	(510,070,037)	(1,466,060,643)
Net increase (decrease)	(9,470,438)	(37,446,666)	$(387,253,797)	$(1,038,867,636)
Investor Class
Shares sold	673,075	938,949	$28,734,723	$28,839,304
Reinvestment of distributions	56,450	82,157	2,328,564	2,888,965
Shares redeemed	(414,722)	(3,419,543)	(17,471,777)	(101,367,726)
Net increase (decrease)	314,803	(2,398,437)	$13,591,510	$(69,639,457)

11. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP Mid Cap Portfolio	12%	1	12%

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2021 to June 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period-B January 1, 2021 to June 30, 2021
VIP Mid Cap Portfolio
Initial Class	.61%
Actual		$1,000.00	$1,156.30	$3.26
Hypothetical-C		$1,000.00	$1,021.77	$3.06
Service Class	.71%
Actual		$1,000.00	$1,156.00	$3.80
Hypothetical-C		$1,000.00	$1,021.27	$3.56
Service Class 2.86%
Actual		$1,000.00	$1,154.80	$4.59
Hypothetical-C		$1,000.00	$1,020.53	$4.31
Investor Class	.68%
Actual		$1,000.00	$1,155.90	$3.63
Hypothetical-C		$1,000.00	$1,021.42	$3.41

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

VIP Mid Cap Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

Approval of Stub Period Continuation. At its January 2021 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in February 2019. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP Mid Cap Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

VIP Mid Cap Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of Initial Class ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

VIPMID-SANN-0821
1.723369.122

Fidelity® Variable Insurance Products:

Value Strategies Portfolio

Semi-Annual Report

June 30, 2021

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Top Ten Stocks as of June 30, 2021

% of fund's net assets
Cigna Corp.	2.5
Canadian Natural Resources Ltd.	2.1
CubeSmart	2.1
Equity Lifestyle Properties, Inc.	1.9
The AES Corp.	1.8
Cushman & Wakefield PLC	1.8
Edison International	1.7
Hess Corp.	1.7
Americold Realty Trust	1.6
Equinix, Inc.	1.5
18.7

Top Five Market Sectors as of June 30, 2021

% of fund's net assets
Financials	19.5
Industrials	18.2
Consumer Discretionary	10.3
Real Estate	10.2
Utilities	8.5

Asset Allocation (% of fund's net assets)

As of June 30, 2021*
Stocks	100.8%
Short-Term Investments and Net Other Assets (Liabilities)**	(0.8)%

 * Foreign investments - 16.7%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Schedule of Investments June 30, 2021 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 100.8%
	Shares	Value
COMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 0.5%
Liberty Global PLC Class C (a)	154,300	$4,172,272
Media - 1.9%
Interpublic Group of Companies, Inc.	267,500	8,691,075
Nexstar Broadcasting Group, Inc. Class A	37,700	5,575,076
		14,266,151

TOTAL COMMUNICATION SERVICES		18,438,423

CONSUMER DISCRETIONARY - 10.3%
Auto Components - 0.5%
Adient PLC (a)	87,400	3,950,480
Distributors - 1.3%
LKQ Corp. (a)	197,200	9,706,184
Diversified Consumer Services - 0.7%
Laureate Education, Inc. Class A (a)	387,700	5,625,527
Hotels, Restaurants & Leisure - 1.3%
Caesars Entertainment, Inc. (a)	98,200	10,188,250
Household Durables - 2.3%
Mohawk Industries, Inc. (a)	52,502	10,090,359
Taylor Morrison Home Corp. (a)	274,000	7,239,080
		17,329,439
Internet & Direct Marketing Retail - 1.3%
eBay, Inc.	142,700	10,018,967
Leisure Products - 1.1%
Mattel, Inc. (a)	413,400	8,309,340
Specialty Retail - 1.8%
Gap, Inc.	251,100	8,449,515
Sally Beauty Holdings, Inc. (a)	258,500	5,705,095
		14,154,610

TOTAL CONSUMER DISCRETIONARY		79,282,797

CONSUMER STAPLES - 4.6%
Beverages - 0.8%
Primo Water Corp.	377,900	6,322,267
Food & Staples Retailing - 1.0%
BJ's Wholesale Club Holdings, Inc. (a)	154,500	7,351,110
Food Products - 1.3%
Darling Ingredients, Inc. (a)	145,763	9,839,003
Household Products - 0.7%
Reynolds Consumer Products, Inc.	181,600	5,511,560
Tobacco - 0.8%
Altria Group, Inc.	137,000	6,532,160

TOTAL CONSUMER STAPLES		35,556,100

ENERGY - 6.0%
Energy Equipment & Services - 0.8%
Liberty Oilfield Services, Inc. Class A (a)	420,004	5,947,257
Oil, Gas & Consumable Fuels - 5.2%
Canadian Natural Resources Ltd.	453,600	16,466,602
Cheniere Energy, Inc. (a)	128,400	11,137,416
Hess Corp.	145,500	12,705,060
		40,309,078

TOTAL ENERGY		46,256,335

FINANCIALS - 19.5%
Banks - 2.7%
East West Bancorp, Inc.	78,400	5,620,496
First Citizens Bancshares, Inc.	9,400	7,827,756
Signature Bank	29,400	7,222,110
		20,670,362
Capital Markets - 4.7%
Ameriprise Financial, Inc.	46,800	11,647,584
Bank of New York Mellon Corp.	118,100	6,050,263
Lazard Ltd. Class A	211,214	9,557,434
LPL Financial	68,200	9,205,636
		36,460,917
Consumer Finance - 4.8%
Capital One Financial Corp.	50,200	7,765,438
OneMain Holdings, Inc.	161,200	9,657,492
SLM Corp.	480,900	10,070,046
Synchrony Financial	191,700	9,301,284
		36,794,260
Diversified Financial Services - 0.9%
Voya Financial, Inc.	108,500	6,672,750
Insurance - 6.4%
American Financial Group, Inc.	80,400	10,027,488
Arch Capital Group Ltd. (a)	256,000	9,968,640
Assurant, Inc.	64,700	10,104,846
Fairfax Financial Holdings Ltd. (sub. vtg.)	8,100	3,552,081
Reinsurance Group of America, Inc.	45,700	5,209,800
The Travelers Companies, Inc.	66,000	9,880,860
		48,743,715

TOTAL FINANCIALS		149,342,004

HEALTH CARE - 7.5%
Health Care Providers & Services - 5.5%
Centene Corp. (a)	156,000	11,377,080
Cigna Corp.	80,900	19,178,961
Laboratory Corp. of America Holdings (a)	40,900	11,282,265
		41,838,306
Pharmaceuticals - 2.0%
Bristol-Myers Squibb Co.	120,200	8,031,764
Jazz Pharmaceuticals PLC (a)	41,300	7,336,532
		15,368,296

TOTAL HEALTH CARE		57,206,602

INDUSTRIALS - 18.2%
Air Freight & Logistics - 1.9%
FedEx Corp.	19,500	5,817,435
XPO Logistics, Inc. (a)	63,200	8,841,048
		14,658,483
Building Products - 2.6%
Builders FirstSource, Inc. (a)	229,500	9,790,470
Jeld-Wen Holding, Inc. (a)	379,500	9,965,670
		19,756,140
Commercial Services & Supplies - 1.1%
The Brink's Co.	106,600	8,191,144
Construction & Engineering - 1.9%
Fluor Corp. (a)(b)	386,500	6,841,050
Willscot Mobile Mini Holdings (a)	284,900	7,940,163
		14,781,213
Machinery - 1.1%
Allison Transmission Holdings, Inc.	190,740	7,580,008
Crane Co.	7,153	660,723
		8,240,731
Marine - 1.0%
Kirby Corp. (a)	122,500	7,428,400
Professional Services - 3.9%
ASGN, Inc. (a)	63,900	6,193,827
KBR, Inc.	143,700	5,482,155
Manpower, Inc.	65,800	7,824,278
Nielsen Holdings PLC	412,300	10,171,441
		29,671,701
Road & Rail - 1.7%
Ryder System, Inc.	68,700	5,106,471
TFI International, Inc. (Canada)	87,000	7,942,715
		13,049,186
Trading Companies & Distributors - 3.0%
AerCap Holdings NV (a)	101,700	5,208,057
Beacon Roofing Supply, Inc. (a)	168,900	8,993,925
Univar, Inc. (a)	376,378	9,176,096
		23,378,078

TOTAL INDUSTRIALS		139,155,076

INFORMATION TECHNOLOGY - 5.4%
Electronic Equipment & Components - 1.3%
Flex Ltd. (a)	548,396	9,799,837
IT Services - 2.3%
DXC Technology Co. (a)	227,700	8,866,638
Unisys Corp. (a)	340,739	8,624,104
		17,490,742
Software - 1.5%
SS&C Technologies Holdings, Inc.	163,100	11,752,986
Technology Hardware, Storage & Peripherals - 0.3%
NCR Corp. (a)	47,714	2,176,236

TOTAL INFORMATION TECHNOLOGY		41,219,801

MATERIALS - 8.2%
Chemicals - 3.6%
Axalta Coating Systems Ltd. (a)	278,100	8,479,269
Olin Corp.	243,730	11,274,950
Tronox Holdings PLC	361,600	8,099,840
		27,854,059
Construction Materials - 1.0%
Eagle Materials, Inc.	52,400	7,446,564
Containers & Packaging - 2.6%
Berry Global Group, Inc. (a)	75,249	4,907,740
Crown Holdings, Inc.	78,900	8,064,369
O-I Glass, Inc. (a)	434,200	7,090,486
		20,062,595
Metals & Mining - 1.0%
Arconic Corp. (a)	107,800	3,839,836
Constellium NV (a)	201,300	3,814,635
		7,654,471

TOTAL MATERIALS		63,017,689

REAL ESTATE - 10.2%
Equity Real Estate Investment Trusts (REITs) - 8.4%
American Tower Corp.	36,000	9,725,040
Americold Realty Trust	333,900	12,638,115
CubeSmart	348,100	16,123,992
Equinix, Inc.	14,700	11,798,220
Equity Lifestyle Properties, Inc.	191,717	14,246,490
		64,531,857
Real Estate Management & Development - 1.8%
Cushman & Wakefield PLC (a)	771,500	13,478,105

TOTAL REAL ESTATE		78,009,962

UTILITIES - 8.5%
Electric Utilities - 3.9%
Edison International	226,700	13,107,794
NRG Energy, Inc.	158,200	6,375,460
PG&E Corp. (a)	1,029,900	10,474,083
		29,957,337
Independent Power and Renewable Electricity Producers - 2.4%
The AES Corp.	518,100	13,506,867
Vistra Corp.	239,960	4,451,258
		17,958,125
Multi-Utilities - 2.2%
CenterPoint Energy, Inc.	355,200	8,709,504
MDU Resources Group, Inc.	265,047	8,306,573
		17,016,077

TOTAL UTILITIES		64,931,539

TOTAL COMMON STOCKS
(Cost $602,779,659)		772,416,328

Money Market Funds - 0.4%
Fidelity Cash Central Fund 0.06% (c)	2,609,896	2,610,418
Fidelity Securities Lending Cash Central Fund 0.06% (c)(d)	460,796	460,842
TOTAL MONEY MARKET FUNDS
(Cost $3,071,260)		3,071,260
TOTAL INVESTMENT IN SECURITIES - 101.2%
(Cost $605,850,919)		775,487,588
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(9,179,312)
NET ASSETS - 100%		$766,308,276

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements [[, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm,]] are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,400
Fidelity Securities Lending Cash Central Fund	1,417
Total	$5,817

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$12,362,829	$151,324,966	$161,077,381	$4	$--	$2,610,418	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	1,395,842	45,532,769	46,467,769	--	--	460,842	0.0%
Total	$13,758,671	$196,857,735	$207,545,150	$4	$--	$3,071,260

Investment Valuation

The following is a summary of the inputs used, as of June 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$18,438,423	$18,438,423	$--	$--
Consumer Discretionary	79,282,797	79,282,797	--	--
Consumer Staples	35,556,100	35,556,100	--	--
Energy	46,256,335	46,256,335	--	--
Financials	149,342,004	149,342,004	--	--
Health Care	57,206,602	57,206,602	--	--
Industrials	139,155,076	139,155,076	--	--
Information Technology	41,219,801	41,219,801	--	--
Materials	63,017,689	63,017,689	--	--
Real Estate	78,009,962	78,009,962	--	--
Utilities	64,931,539	64,931,539	--	--
Money Market Funds	3,071,260	3,071,260	--	--
Total Investments in Securities:	$775,487,588	$775,487,588	$--	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	83.3%
United Kingdom	4.7%
Canada	4.4%
Bermuda	3.6%
Ireland	1.5%
Singapore	1.3%
Others (Individually Less Than 1%)	1.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		June 30, 2021 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $453,120) — See accompanying schedule: Unaffiliated issuers (cost $602,779,659)	$772,416,328
Fidelity Central Funds (cost $3,071,260)	3,071,260
Total Investment in Securities (cost $605,850,919)		$775,487,588
Cash		819,656
Receivable for investments sold		4,270,454
Receivable for fund shares sold		1,251,652
Dividends receivable		660,227
Distributions receivable from Fidelity Central Funds		1,849
Other receivables		16,812
Total assets		782,508,238
Liabilities
Payable for investments purchased	$13,188,653
Payable for fund shares redeemed	2,023,768
Accrued management fee	340,491
Distribution and service plan fees payable	68,200
Other affiliated payables	83,434
Other payables and accrued expenses	34,616
Collateral on securities loaned	460,800
Total liabilities		16,199,962
Net Assets		$766,308,276
Net Assets consist of:
Paid in capital		$555,592,814
Total accumulated earnings (loss)		210,715,462
Net Assets		$766,308,276
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($129,930,837 ÷ 7,723,212 shares)		$16.82
Service Class:
Net Asset Value, offering price and redemption price per share ($27,026,408 ÷ 1,612,321 shares)		$16.76
Service Class 2:
Net Asset Value, offering price and redemption price per share ($311,190,004 ÷ 18,334,416 shares)		$16.97
Investor Class:
Net Asset Value, offering price and redemption price per share ($298,161,027 ÷ 17,876,918 shares)		$16.68

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended June 30, 2021 (Unaudited)
Investment Income
Dividends		$5,554,179
Income from Fidelity Central Funds (including $1,417 from security lending)		5,817
Total income		5,559,996
Expenses
Management fee	$1,695,968
Transfer agent fees	292,055
Distribution and service plan fees	361,401
Accounting fees	117,176
Custodian fees and expenses	9,548
Independent trustees' fees and expenses	980
Audit	25,994
Legal	1,198
Miscellaneous	957
Total expenses before reductions	2,505,277
Expense reductions	(42,494)
Total expenses after reductions		2,462,783
Net investment income (loss)		3,097,213
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	53,930,926
Fidelity Central Funds	4
Foreign currency transactions	194
Futures contracts	31,053
Total net realized gain (loss)		53,962,177
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	67,761,166
Assets and liabilities in foreign currencies	(362)
Total change in net unrealized appreciation (depreciation)		67,760,804
Net gain (loss)		121,722,981
Net increase (decrease) in net assets resulting from operations		$124,820,194

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended June 30, 2021 (Unaudited)	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,097,213	$4,302,141
Net realized gain (loss)	53,962,177	(15,239,774)
Change in net unrealized appreciation (depreciation)	67,760,804	44,777,396
Net increase (decrease) in net assets resulting from operations	124,820,194	33,839,763
Distributions to shareholders	(754,643)	(24,950,740)
Share transactions - net increase (decrease)	149,681,325	53,759,415
Total increase (decrease) in net assets	273,746,876	62,648,438
Net Assets
Beginning of period	492,561,400	429,912,962
End of period	$766,308,276	$492,561,400

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Value Strategies Portfolio Initial Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$13.55	$13.31	$11.11	$14.27	$15.77	$14.54
Income from Investment Operations
Net investment income (loss)A	.09	.14	.20B	.17	.25C	.23
Net realized and unrealized gain (loss)	3.20	.88	3.39	(2.58)	2.35	1.17
Total from investment operations	3.29	1.02	3.59	(2.41)	2.60	1.40
Distributions from net investment income	(.02)	(.15)	(.21)	(.13)	(.22)	(.17)
Distributions from net realized gain	–	(.63)	(1.18)	(.62)	(3.88)	–
Total distributions	(.02)	(.78)	(1.39)	(.75)	(4.10)	(.17)
Net asset value, end of period	$16.82	$13.55	$13.31	$11.11	$14.27	$15.77
Total ReturnD,E,F	24.33%	8.26%	34.53%	(17.32)%	19.36%	9.62%
Ratios to Average Net AssetsG,H
Expenses before reductions	.64%I	.66%	.66%	.67%	.68%	.67%
Expenses net of fee waivers, if any	.63%I	.66%	.66%	.67%	.68%	.67%
Expenses net of all reductions	.62%I	.65%	.66%	.66%	.67%	.67%
Net investment income (loss)	1.09%I	1.32%	1.64%B	1.29%	1.74%C	1.56%
Supplemental Data
Net assets, end of period (000 omitted)	$129,931	$95,708	$83,357	$77,279	$99,324	$93,648
Portfolio turnover rateJ	72%I	85%	68%	68%	53%	108%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.36%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.38%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Value Strategies Portfolio Service Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$13.51	$13.27	$11.09	$14.23	$15.74	$14.52
Income from Investment Operations
Net investment income (loss)A	.08	.13	.19B	.16	.23C	.21
Net realized and unrealized gain (loss)	3.19	.88	3.37	(2.56)	2.34	1.17
Total from investment operations	3.27	1.01	3.56	(2.40)	2.57	1.38
Distributions from net investment income	(.02)	(.14)	(.20)	(.12)	(.20)	(.16)
Distributions from net realized gain	–	(.63)	(1.18)	(.62)	(3.88)	–
Total distributions	(.02)	(.77)	(1.38)	(.74)	(4.08)	(.16)
Net asset value, end of period	$16.76	$13.51	$13.27	$11.09	$14.23	$15.74
Total ReturnD,E,F	24.24%	8.18%	34.29%	(17.33)%	19.21%	9.48%
Ratios to Average Net AssetsG,H
Expenses before reductions	.73%I	.76%	.76%	.77%	.78%	.77%
Expenses net of fee waivers, if any	.73%I	.76%	.76%	.77%	.78%	.77%
Expenses net of all reductions	.72%I	.75%	.76%	.76%	.77%	.77%
Net investment income (loss)	.99%I	1.22%	1.54%B	1.19%	1.64%C	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$27,026	$19,115	$20,992	$16,586	$22,859	$21,949
Portfolio turnover rateJ	72%I	85%	68%	68%	53%	108%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.26%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.28%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Value Strategies Portfolio Service Class 2

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$13.68	$13.43	$11.21	$14.38	$15.86	$14.64
Income from Investment Operations
Net investment income (loss)A	.07	.12	.17B	.14	.21C	.19
Net realized and unrealized gain (loss)	3.24	.88	3.41	(2.59)	2.37	1.17
Total from investment operations	3.31	1.00	3.58	(2.45)	2.58	1.36
Distributions from net investment income	(.02)	(.12)	(.18)	(.10)	(.18)	(.14)
Distributions from net realized gain	–	(.63)	(1.18)	(.62)	(3.88)	–
Total distributions	(.02)	(.75)	(1.36)	(.72)	(4.06)	(.14)
Net asset value, end of period	$16.97	$13.68	$13.43	$11.21	$14.38	$15.86
Total ReturnD,E,F	24.20%	8.02%	34.10%	(17.50)%	19.08%	9.27%
Ratios to Average Net AssetsG,H
Expenses before reductions	.88%I	.91%	.91%	.92%	.93%	.92%
Expenses net of fee waivers, if any	.88%I	.91%	.91%	.92%	.92%	.92%
Expenses net of all reductions	.87%I	.90%	.91%	.91%	.92%	.92%
Net investment income (loss)	.85%I	1.07%	1.39%B	1.04%	1.49%C	1.31%
Supplemental Data
Net assets, end of period (000 omitted)	$311,190	$228,031	$220,982	$160,274	$210,354	$187,876
Portfolio turnover rateJ	72%I	85%	68%	68%	53%	108%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.11%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.13%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Value Strategies Portfolio Investor Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$13.44	$13.20	$11.04	$14.18	$15.69	$14.47
Income from Investment Operations
Net investment income (loss)A	.08	.14	.19B	.16	.23C	.22
Net realized and unrealized gain (loss)	3.18	.87	3.35	(2.56)	2.34	1.16
Total from investment operations	3.26	1.01	3.54	(2.40)	2.57	1.38
Distributions from net investment income	(.02)	(.14)	(.20)	(.12)	(.21)	(.16)
Distributions from net realized gain	–	(.63)	(1.18)	(.62)	(3.88)	–
Total distributions	(.02)	(.77)	(1.38)	(.74)	(4.08)D	(.16)
Net asset value, end of period	$16.68	$13.44	$13.20	$11.04	$14.18	$15.69
Total ReturnE,F,G	24.30%	8.26%	34.27%	(17.37)%	19.30%	9.53%
Ratios to Average Net AssetsH,I
Expenses before reductions	.71%J	.74%	.74%	.75%	.76%	.75%
Expenses net of fee waivers, if any	.71%J	.74%	.74%	.75%	.76%	.75%
Expenses net of all reductions	.70%J	.73%	.74%	.74%	.75%	.75%
Net investment income (loss)	1.02%J	1.24%	1.56%B	1.21%	1.66%C	1.48%
Supplemental Data
Net assets, end of period (000 omitted)	$298,161	$149,707	$104,581	$85,385	$121,110	$117,276
Portfolio turnover rateK	72%J	85%	68%	68%	53%	108%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.28%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.29%.

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended June 30, 2021

1. Organization.

VIP Value Strategies Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of June 30, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships and losses deferred due to wash sales and capital loss carryforwards.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$179,326,459
Gross unrealized depreciation	(12,042,746)
Net unrealized appreciation (depreciation)	$167,283,713
Tax cost	$608,203,875

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

No expiration
Short-term	$(12,424,631)
Long-term	(677,421)
Total capital loss carryforward	$(13,112,052)

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Value Strategies Portfolio	391,226,989	221,880,220

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .52% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$11,782
Service Class 2	349,619
$361,401

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Initial Class	$36,665.06
Service Class	7,496.06
Service Class 2	88,973.06
Investor Class	158,921.14
	$292,055

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
VIP Value Strategies Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Value Strategies Portfolio	$6,229

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
VIP Value Strategies Portfolio	37,886,511	11,795,065

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Value Strategies Portfolio	$488

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Value Strategies Portfolio	$150	$–	$–

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $41,773 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $721.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended June 30, 2021	Year ended December 31, 2020
VIP Value Strategies Portfolio
Distributions to shareholders
Initial Class	$166,068	$5,042,291
Service Class	29,445	1,149,494
Service Class 2	302,123	12,433,558
Investor Class	257,007	6,325,397
Total	$754,643	$24,950,740

11. Share Transactions.

Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Six months ended June 30, 2021	Year ended December 31, 2020	Six months ended June 30, 2021	Year ended December 31, 2020
VIP Value Strategies Portfolio
Initial Class
Shares sold	2,003,854	3,393,775	$32,077,105	$35,537,580
Reinvestment of distributions	11,398	406,190	166,068	5,042,291
Shares redeemed	(1,355,528)	(3,001,429)	(21,006,135)	(32,702,956)
Net increase (decrease)	659,724	798,536	$11,237,038	$7,876,915
Service Class
Shares sold	341,044	174,956	$5,575,325	$1,767,349
Reinvestment of distributions	2,026	92,930	29,445	1,149,494
Shares redeemed	(146,129)	(434,986)	(2,308,232)	(4,718,892)
Net increase (decrease)	196,941	(167,100)	$3,296,538	$(1,802,049)
Service Class 2
Shares sold	2,990,107	2,589,987	$48,268,225	$28,270,081
Reinvestment of distributions	20,525	992,555	302,123	12,433,558
Shares redeemed	(1,342,218)	(3,368,070)	(21,509,137)	(35,982,187)
Net increase (decrease)	1,668,414	214,472	$27,061,211	$4,721,452
Investor Class
Shares sold	7,756,517	5,639,298	$124,255,299	$67,496,060
Reinvestment of distributions	17,786	513,158	257,007	6,325,397
Shares redeemed	(1,038,425)	(2,931,577)	(16,425,768)	(30,858,360)
Net increase (decrease)	6,735,878	3,220,879	$108,086,538	$42,963,097

12. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates and certain otherwise unaffiliated shareholders were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP: Value Strategies Portfolio	45%	1	32%

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2021 to June 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period-B January 1, 2021 to June 30, 2021
VIP Value Strategies Portfolio
Initial Class	.63%
Actual		$1,000.00	$1,243.30	$3.50
Hypothetical-C		$1,000.00	$1,021.67	$3.16
Service Class	.73%
Actual		$1,000.00	$1,242.40	$4.06
Hypothetical-C		$1,000.00	$1,021.17	$3.66
Service Class 2.88%
Actual		$1,000.00	$1,242.00	$4.89
Hypothetical-C		$1,000.00	$1,020.43	$4.41
Investor Class	.71%
Actual		$1,000.00	$1,243.00	$3.95
Hypothetical-C		$1,000.00	$1,021.27	$3.56

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

VIP Value Strategies Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

Approval of Stub Period Continuation. At its January 2021 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP Value Strategies Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

VIP Value Strategies Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of Initial Class ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

VIPVS-SANN-0821
1.774744.119

Item 2.

Code of Ethics

Not applicable.

Item 3.

Audit Committee Financial Expert

Not applicable.

Item 4.

Principal Accountant Fees and Services

Not applicable.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Variable Insurance Products Fund III’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the Variable Insurance Products Fund III’s (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Not applicable.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund III

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	August 19, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	August 19, 2021

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	August 19, 2021